UNITED STATES
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Washington, D.C. 20549

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NUTRASTAR INTERNATIONAL INC.
(Name of Registrant as Specified in Its Charter)

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NUTRASTAR INTERNATIONAL INC. 7/F Jinhua Mansion, 41 Hanguang Street Nangang District, Harbin, 150080, People’s Republic of China (86) 451-82287746

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about _________, 2010, to the holders of record (the “Stockholders”) of the outstanding common stock, $0.001 par value per share (the “Common Stock”) and Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) of Nutrastar International Inc., a Nevada corporation (the “Company”), as of the close of business on September 16, 2010 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to a written consent in lieu of a meeting, dated as of the Record Date, (the “Written Consent”) of Stockholders of the Company owning at least a majority of the outstanding shares of Common Stock and Series A Preferred Stock of the Company, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date (the “Majority Stockholders”). Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to Nutrastar International Inc.

On July 28, 2008, pursuant to a restructuring plan intended to ensure compliance with Chinese regulatory requirements, the nine original shareholders (the “Founders”) of Heilongjiang Shuaiyi New Energy Development Co., Ltd. (“Heilongjiang Shuaiyi”), entered into an equity transfer agreement (the “2008 Equity Transfer Agreement”) with New Zealand WAYNE’s New Resources Development Co., Ltd., a company formed in the British Virgin Islands (“New Resources”), pursuant to which the Founders transferred all of their equity interests in Heilongjiang Shuaiyi to New Resources for a purchase price of RMB 60 million (approximately $8.8 million). In order to reverse that transfer of equity interests and convert indirect ownership of such equity interests by the Company to a variable interest entity arrangement with Heilongjiang Shuaiyi whereby the Company will continue to control the VIE Entities (as defined below) through the contractual arrangements described below, the Written Consent approved:

(1) the transfer of all of the Company’s assets to the Founders in connection with transferring all of the equity interests in Heilongjiang Shuaiyi owned by New Resources back to the Founders, as contemplated by the Restructuring Documents (ad defined below); and

(2) the completion of the Restructuring (as defined below) as contemplated by, and the terms and provisions of the Restructuring Documents.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, and is sufficient under Chapter 78 of the Nevada Revised Statutes (“NRS”) and the Company’s Bylaws to approve the Restructuring. Accordingly, the actions to be taken pursuant to the Written Consent are not presently being submitted to the Company’s other Stockholders for a vote and they will become effective on or about _______, 2010, 20 days after the mailing of this Information Statement (the “Effective Date”).

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,
/s/ Lianyun Han
Lianyun Han
Chief Executive Officer and President

GENERAL INFORMATION

This Information Statement is being first mailed on or about _________, 2010, to Stockholders of the Company by its Board of Directors (the “Board of Directors”) to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.

Only one Information Statement is being delivered to two or more Stockholders who share an address unless we have received contrary instruction from one or more of such Stockholders. We will promptly deliver, upon written or verbal request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT THAT THE COMPANY INTENDS TO TAKE.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

SUMMARY

The following summary highlights selected information from this Information Statement relating to the Restructuring and the Restructuring Documents and may not contain all of the information that is important to you. The description of the material terms of the Restructuring is qualified in its entirety by reference to the full text of the Restructuring Documents, which are attached hereto as Appendix A through Appendix E and incorporated herein by reference. In addition, a more detailed discussion of the Restructuring and the Restructuring Documents follows this summary in this Information Statement. We urge you to read this Information Statement and the appendixes attached hereto in their entirety.

On July 28, 2008, pursuant to a restructuring plan intended to ensure compliance with Chinese regulatory requirements, the Founders of Heilongjiang Shuaiyi, including our chairperson and chief executive officer, Lianyun Han, entered into the 2008 Equity Transfer Agreement with New Resources, pursuant to which the Founders transferred all of their equity interests in Heilongjiang Shuaiyi to New Resources for a purchase price of RMB 60 million (approximately $8.8 million). As a result, New Resources became the 100% owner of Heilongjiang Shuaiyi and, indirectly, Heilongjiang Shuaiyi’s wholly-owned subsidiaries, Daqing Shuaiyi Biotech Co., Ltd. (“Daqing Shuaiyi”) and Harbin Shuaiyi Green & Specialty Food Trading LLC (“Harbin Shuaiyi”). According to relevant Chinese laws, the equity interest transfer price should be paid by New Resources to the Founders in full within a certain period of time after Heilongjiang Shuaiyi obtained the new business license. Because New Resources will not be able to pay off the equity interest transfer price within such required time period, New Resources and the Founders have decided to terminate the 2008 Equity Transfer Agreement and transfer all of the equity interests in Heilongjiang Shuaiyi owned by New Resources back to the Founders. Management and the Board of Directors of the Company have determined that in order to comply with relevant Chinese laws, it is advisable and in the best interests of the Company and its Stockholders to effectuate this transfer, restructure the Company’s subsidiaries and enter into a series of commercial arrangements, pursuant to which the Company may consolidate the financial results of Heilongjiang Shuaiyi and its operating subsidiaries (the “Restructuring”). Specifically, the following two sets of contracts will be entered into among various parties to complete the Restructuring:

Equity Transfer

  Pursuant to an equity transfer agreement (the “Equity Transfer Agreement”), to be entered into by and among New Resources and the Founders, New Resources will transfer 100% equity interests in Heilongjiang Shuaiyi to the Founders for free.

The transfer of the above equity interests in Heilongjiang Shuaiyi from New Resources to the Founders (the “Equity Transfer”) will constitute the transfer of the Company’s all indirect equity interests in its Chinese subsidiaries. As a result, Heilongjiang Shuaiyi and its subsidiaries (collectively, the “VIE Entities”) will be directly and indirectly wholly owned by the Founders. Nevertheless, through its indirectly wholly-owned Chinese subsidiary, Harbin Baixin Biotech Development Co., Ltd. (“Harbin Baixin”), the Company will continue to control the VIE Entities through the contractual arrangements described below.

Contractual Arrangements among Harbin Baixin, Heilongjiang Shuaiyi and the Founders

In connection with the Equity Transfer, the following contractual arrangements will also be made by the parties, pursuant to which the Company has contractual rights to control and manage the business of the VIE Entities indirectly through Harbin Baixin:

  Pursuant to a technical service agreement, to be entered into by and between Harbin Baixin and Heilongjiang Shuaiyi, Harbin Baixin will provide certain exclusive technical services to Heilongjiang Shuaiyi in exchange for the payment by Heilongjiang Shuaiyi of a services fee that is calculated based on the market price in light of the particulars of the services and the time of such services provided by Harbin Baixin (the “Service Agreement”);

  Pursuant to an exclusive purchase option agreement, to be entered into by and among Harbin Baixin, each of the Founders and Heilongjiang Shuaiyi, the Founders will grant to Harbin Baixin an option to purchase at any time during the term of this agreement, all or part of the equity interests in Heilongjiang Shuaiyi (the “Equity Interests”), at the exercise price equal to the lowest possible price permitted by Chinese laws (the “Option Agreement”);

  Pursuant to a voting rights proxy agreement, to be entered into by and among Harbin Baixin, each of the Founders and Heilongjiang Shuaiyi, each of the Founders will irrevocably entrust Harbin Baixin and any entities or individuals designated by Harbin Baixin to, among others, exercise its voting rights and other rights as a shareholder of Heilongjiang Shuaiyi (the “Voting Rights Agreement”); and

  Pursuant to an equity pledge agreement, to be entered into by and among Harbin Baixin, each of the Founders and Heilongjiang Shuaiyi, the Founders will pledge all of the Equity Interests to Harbin Baixin to secure the full and complete performance of the obligations and liabilities on the part of the Founders and Heilongjiang Shuaiyi under this and above contractual arrangements (the “Pledge Agreement” and together with the Service Agreement, the Option Agreement, the Voting Rights Agreement and the Equity Transfer Agreement, the “Restructuring Documents”);

BACKGROUND OF AND REASONS FOR THE VIE RESTRUCTURING

Overview

The Company is a holding company that currently operates through its various indirect PRC operating subsidiaries. The Company was incorporated under the laws of the State of Nevada on December 22, 2002 and its principal executive office is located at 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin, China, 150080. Its telephone number is (86) 451-82287746. The following chart reflects the Company’s current corporate structure.

As illustrated by the Company’s organizational chart above, the Company is the 100% owner of New Resources, which in turn wholly owns Heilongjiang Shuaiyi. Heilongjiang Shuaiyi was established in China on July 11, 2006 under the Chinese laws and its executive office is located at 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin, China, 150080. Heilongjiang Shuaiyi’s telephone number is (86)451-82281199. As a wholly foreign owned enterprise, Heilongjiang Shuaiyi has two wholly-owned Chinese operating subsidiaries, Daqing Shuaiyi and Harbin Shuaiyi.

Through Heilongjiang Shuaiyi and Heilongjiang Shuaiyi’s directly owned operating subsidiaries in China, the Company is a leading grower and producer of Cordyceps Militaris, or “Chinese Golden Grass” in China. It specializes in developing, processing, marketing and distributing a variety of agricultural and nutraceutical products consisting of Chinese Golden Grass, organic and specialty food products.

Background and Reasons for the Restructuring

On July 28, 2008, pursuant to a restructuring plan intended to ensure compliance with Chinese regulatory requirements, the Founders of Heilongjiang Shuaiyi, who are all Chinese citizens, including Lianyun Han, our chairperson and chief executive officer, Chunming Zhang, our director, Nana Jiang, our director, Lianxue Han, Lianju Han, Weihan Zhang, Yuehong Luan, Xinjun Li, and Fengxi Lang entered into the 2008 Equity Transfer Agreement with New Resources, pursuant to which the Founders transferred all of their equity interests in Heilongjiang Shuaiyi to New Resources for a purchase price of RMB 60 million (approximately $8.8 million). As a result, New Resources became the 100% owner of Heilongjiang Shuaiyi and, indirectly, Daqing Shuaiyi and Harbin Shuaiyi. On November 24, 2008, Heilongjiang Shuaiyi obtained the Certificate of Approval for Establishment of Enterprises of Foreign Investment issued by Heilongjiang Provincial Government and a new business license was issued to Heilongjiang Shuaiyi on December 1, 2008.

On September 12, 2008, the Company’s majority shareholder, New Zealand WAYNE's Investment Holdings Co., Ltd., a British Virgin Islands company (“Investment Holdings”), entered into separate earn-in agreements (“Earn-In Agreements”) with the Founders, which entitle the Founders to acquire a majority interest in Investment Holdings upon the satisfaction of the conditions set forth in the Earn-In Agreements. Pursuant to the Earn-In Agreements, each Founder has an option to purchase shares of Investment Holdings’ ordinary shares at a purchase price of $0.01 per share (the par value of Investment Holdings’ ordinary shares), upon the satisfaction of each of the following conditions: (1) six months have expired since the date of the share exchange agreement, dated December 23, 2008, among the Company, Investment Holdings, New Resources, along with the subsidiaries of New Resources, provided that on or before that date, the Founder and Heilongjiang Shuaiyi have entered into a binding employment agreement and the Founder is employed by Heilongjiang Shuaiyi pursuant to that agreement on such date; (2) the Securities and Exchange Commission (“SEC”) has declared a registration statement filed by the Company under the Securities Act of 1933 effective, or investors who purchased Common Stock from the Company pursuant to a securities purchase agreement being able to sell their Common Stock under Rule 144; (3) Heilongjiang Shuaiyi and its subsidiaries have achieved not less than $1,560,000 in after-tax net income, as determined under United States generally accepted accounting principals, or US GAAP, for the six months ended June 2009; and (4) Heilongjiang Shuaiyi and its subsidiaries have achieved not less than $3,900,000 in pre-tax profits, as determined under US GAAP for the fiscal year ended December 31, 2009. On February 12, 2009, each Founder and Investment Holdings entered into an amendment to the Earn-In Agreements, or the First Amendment, to amend the definition of the first condition. As a result, pursuant to the First Amendment, in order to satisfy the first condition for each Founder, only Ms. Lianyun Han needs to enter into a binding employment agreement with Heilongjiang Shuaiyi within six months after the share exchange transaction dated December 23, 2008. As of the Record Date, each of the four conditions listed above has been satisfied and therefore, the Founders can exercise their options pursuant to the Earn-In Agreements at any time to acquire a majority in Investment Holdings and accordingly, may be deemed as the beneficial owners of the Company’s shares of Common Stock held directly by Investment Holdings.

On December 8, 2008, Heilongjiang Shuaiyi entered into separate loan agreement and promissory notes, or the Notes, with the Founders, pursuant to which Heilongjiang Shuaiyi borrowed an aggregate of RMB 60 million (approximately $8.8 million) from the Founders, which amount is exactly equal to the proceeds that they are entitled to receive for the transfer of their ownership of Heilongjiang Shuaiyi under the 2008 Equity Transfer Agreement. The Notes bear no interest and are payable in successive equal yearly payments beginning on the tenth anniversary of the Notes, December 8, 2018, and within the first month of each year thereafter. The final payment is due on January 1, 2028. On February 12, 2009, Heilongjiang Shuaiyi and the Founders amended the Notes, pursuant to which the Founders subordinate any right to receive any payment with respect to this loan to the payment or provision for payment in full of all claims of all present and future creditors of Heilongjiang Shuaiyi.

According to the Provisions Regarding Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (“the M&A Rule”), promulgated by six Chinese regulatory agencies on August 8, 2006, which became effective on September 8, 2006, the equity interest transfer price pursuant to the 2008 Equity Transfer Agreement should be paid in full within three months commencing from the issuance of the new business license to Heilongjiang Shuaiyi. If the transfer price is not paid by this date, New Resources may apply to the relevant PRC regulatory agency for an extension of up to one year from the date of the issuance of the license; provided, however, that 60% of the transfer price will be required to be paid within six months from such date. On March 10, 2009, the Company obtained the approval from the relevant PRC regulatory agency allowing New Resources to make the payment by December 1, 2009. On January 4, 2010 and July 12, 2010, the relevant PRC regulatory agency further extended the payment due date to December 31, 2010. Because New Resources will not be able to pay off the equity interest transfer price by December 31, 2010, New Resources and the Founders have decided to terminate the 2008 Equity Transfer Agreement and transfer all of the equity interests in Heilongjiang Shuaiyi owned by New Resources back to the Founders.

As a result of the transfer of all of the equity interests in Heilongjiang Shuaiyi to the Founders, the Company will no longer own any equity interests in the VIE Entities. In order for the Company to continue consolidating these Chinese operating companies’ financial results in its own consolidated financial statements, management and the Board of Directors have determined that it is advisable and in the best interests of the Company and its Stockholders to first complete the Restructuring by entering into a series of commercial arrangements with these entities.

In China many other foreign invested Chinese companies like the Company have successfully used similar contractual arrangements as those proposed by the Company that put legal ownership of the equity interests in the affiliated companies in the hands of Chinese nationals while giving the foreign invested company itself effective operational control. This web of contracts structure is used commonly in the internet sector by U.S. public companies such as Sina Corporation, Baidu.com, Inc., and Netease.Com, Inc. It is also used in other business sectors, such as hospitals, education, security & surveillance and energy. These companies operate their businesses in China through affiliated Chinese companies wholly-owned by Chinese citizens. The U.S. public companies have contractual arrangements with these companies and their shareholders pursuant to which the U.S. public companies provide exclusive technology consulting services and license certain software products and registered trademarks to them. Through these contractual arrangements, the U.S. public companies also have the ability to substantially influence the affiliated Chinese companies daily operations and financial affairs, appoint their senior executives and approve all matters requiring shareholder approval. As a result of these contractual arrangements, which enable the U.S. companies to control these affiliated Chinese companies, the U.S. companies are considered the primary beneficiary of these companies. Accordingly, from an accounting perspective, this structure allows the U.S. companies to consolidate the financial results of these affiliated Chinese companies in their own consolidated financial statements under Financial Accounting Standards Board Accounting Standard Codification (ASC) Topic 810 and related subtopics related to the consolidation of variable interest entities (collectively, “ASC Topic 810”).

On May 28, 2010, New Resources formed a Hong Kong company, Oriental Global Holdings Limited (“Oriental Global”). Oriental Global has no operations other than the ownership of a Chinese company, Harbin Baixin Biotech Development Co., Ltd. (“Harbin Baixin”), which was formed on July 13, 2010 and currently has no operations. Harbin Baixin has registered capital of RMB 6 million. Its principal executive office is located at 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin, China 150080. Its telephone number is (86)451-82281199. Both Oriental Global and Harbin Baixin were formed for the sole purpose of the Restructuring.

AUTHORIZATION BY THE BOARD OF DIRECTORS
AND THE MAJORITY STOCKHOLDERS

On September 16, 2010, the Board of Directors unanimously adopted resolutions approving the Restructuring and the Restructuring Documents and recommended that the Stockholders approve the Restructuring and the Restructuring Documents set forth in Appendix A through Appendix E.

Pursuant to the Restructuring Documents, the Founders will acquire 100% equity interests in Heilongjiang Shuaiyi from New Resources. Although the VIE Entities are the only operating companies of the Company, management does not believe that the Equity Transfer constitutes a sale of all of the Company’s assets within the meaning of Section 78.565 of the NRS, which requires prior stockholder approval by a majority of the shares entitled to vote before a Nevada corporation may sell all of its assets. As described further below, the Company is transferring the equity interests in its indirectly owned Chinese subsidiaries to its affiliates. Pursuant to the Restructuring Documents, the Company will have substantial control over the VIE Entities’ daily operations and financial affairs, election of directors and their senior executives and all matters requiring shareholder approval through Harbin Baixin. Furthermore, as the primary beneficiary of the VIE Entities, the Company is entitled to consolidate the financial results of these affiliated Chinese companies in its own consolidated financial statements under ASC Topic 810.

However, management and the Board of Directors felt that it was in the best interests of the Company and the Stockholders to obtain the approval of the Restructuring from the Majority Stockholders. Under Section 78.320 of the NRS and the Company’s Bylaws, any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. In order to reduce associated costs and implement the proposals in a timely manner, in connection with the approval of the Restructuring and the Restructuring Documents, the Board of Directors elected to seek the written consent of the holders of a majority of the Company’s outstanding shares.

On September 16, 2010, the following Stockholders of the Company owning 63.82% of the issued and outstanding shares of our Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, executed and delivered to the Company their written consent approving the Restructuring Documents and the Restructuring contemplated thereby, which would have been the requisite vote under Nevada law if shareholder approval were required under Nevada law to approve the Equity Transfer. On the Record Date, the Company had 14,332,731 shares of Common Stock and 197,706 shares of Series A Preferred Stock issued and outstanding, respectively, with the holders thereof being entitled to cast one vote per share.

Name of Consenting	Shares Owned
Stockholder	Common Stock		Series A Preferred Stock		% Total
		% of		% of	Voting
	Shares	Class	Shares	Class	Power
New Zealand WAYNE’s Investment Holdings Co., Ltd.	8,949,424	62.44%	0	0	54.87%
ARC China Investment Funds	0	0	96,289	48.70%	8.50%
ARC China Investment Fund, L.P.	0	0	5,253	2.66%	0.45%
TOTAL	8,949,424	62.44%	101,542	51.36%	63.82%

The Company is not seeking written consent from any other Stockholders, and the other Stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising Stockholders of the actions the Company intends to take and giving Stockholders notice of such actions to be taken as required by the Exchange Act. However, the Restructuring will not close until 20 days after the mailing of this Information Statement to the Stockholders.

TERMS OF TRANSACTION

The following description does not purport to be a complete statement of the parties’ rights and obligations under each of the Restructuring Documents, and the Restructuring contemplated thereby. The following description of the Restructuring Documents is qualified in its entirety by reference to each of the Restructuring Documents, attached hereto as Appendix A through Appendix E.

Pursuant to the Restructuring Documents, the Founders, consisting of nine Chinese citizens, will first acquire 100% equity interests in Heilongjiang Shuaiyi from New Resources according to the Equity Transfer Agreement. The following table sets forth the percentage of equity interests in Heilongjiang Shuaiyi that each of the Founders will acquire:

Name	Percentage
Lianyun Han (Chairperson and Chief Executive Officer of the Company)	68.3%
Lianxue Han	5%
Lianju Han	5%
Weihan Zhang	5%
Yuehong Luan	4.66%
Chunming Zhang (Director of the Company)	4%
Xinjun Li	3.17%
Nana Jiang (Director of the Company)	3.17%
Fengxi Lang	1.7%

In connection with the Equity Transfer, the Founders, Harbin Baixin and Heilongjiang Shuaiyi will also enter into a series commercial arrangements, pursuant to which the Company has contractual rights to control and operate the businesses of the VIE Entities indirectly through Harbin Baixin:

  Pursuant to the Service Agreement, Harbin Baixin will provide certain exclusive technical services to Heilongjiang Shuaiyi in exchange for the payment by Heilongjiang Shuaiyi of a services fee that is calculated based on the market price in light of the particulars of the services and the time of such services. The term of service during which Harbin Baixin will provide the services is ten years, starting from the date of the Service Agreement, which will automatically renew for successive ten year periods, unless Harbin Baixin notifies Heilongjiang Shuaiyi of its intention not to renew with a 90-day notice. In addition, during the term of service, without the prior written consent of Harbin Baixin, Heilongjiang Shuaiyi may not accept any services provided by an third party, which are identical or similar to the services provided under this Service Agreement.

  Pursuant to the Option Agreement, each of the Founders will grant to Harbin Baixin or its assignees an option to purchase at any time during the term of this agreement, all or part of their Equity Interests in Heilongjiang Shuaiyi, at the exercise price equal to the lowest possible price permitted by Chinese laws. Without Harbin Baixin’s prior written consent, the Founders may not sell, transfer or otherwise dispose of, or grant any third party the right to purchase, all or any part of the Equity Interests. If Harbin Baixin exercises the option, it will send a notice to the Founders and Heilongjiang Shuaiyi in the form and substance as set forth in the Option Agreement. Within seven business days after the receipt of the notice, the Founders and Heilongjiang Shuaiyi will prepare and execute all the necessary documents relating to the transfer of the Equity Interests and the closing of such transfer will be no later than the 15th business day after the receipt of the notice by the Founders and Heilongjiang Shuaiyi.

  The Option Agreement contains certain representations, warranties and covenants, including the representations and warranties of the Founders that (a) they have the power and capacity to execute and perform this Option Agreement and the execution, delivery and performance of this Agreement will not conflict with or result in a breach or violation of any laws, regulations or contracts binding upon them, (b) the option granted by the Founders to Harbin Baixin is an exclusive right, and without Harbin Baixin’s prior written consent, the option or any similar right will not be granted to any third party in any way and no rights or obligations exist that would in any way impair Harbin Baixin’s rights under the Option Agreement, (c) prior to the transfer of the Equity Interests to Harbin Baixin, the Founders will execute all documents, take all actions, make all claims to third parties, and defend all claims by third parties, as are necessary or appropriate to maintain the ownership of the Equity Interests, and (d) upon request by Harbin Baixin, they will nominate or appoint the persons appointed by Harbin Baixin as directors and senior management of Heilongjiang Shuaiyi.
  The Option Agreement will remain in force after the execution until terminated by all the parties in writing or, if earlier, until all of the Equity Interests have been lawfully and effectively transferred to Harbin Baixin and/or its designated person.

  Pursuant to the Voting Rights Agreement, each of the Founders will irrevocably entrust Harbin Baixin and any entities or individuals designated by Harbin Baixin to, among others, exercise its voting rights and other rights as a shareholder of Heilongjiang Shuaiyi, including but not limited to: (a) attending the shareholders’ meeting of Heilongjiang Shuaiyi as a representative of the Founders, (b) voting on any matters to be discussed or decided by the shareholders’ meeting, (c) deciding the transfer or otherwise disposal of the Equity Interests owned by the Founders, and (d) other voting rights and rights as a shareholder of Heilongjiang Shuaiyi as specified in its Articles of Association. The Founders agree not to interfere with the exercise of the rights described above by Harbin Baixin or its designated person and will make their best efforts to assist Harbin Baixin or its designated person to exercise such rights.

  The Voting Rights Agreement will remain in force after the execution until terminated by all the parties in writing or, if earlier, until all of the Equity Interests have been lawfully and effectively transferred to Harbin Baixin and/or its designated person.

  Pursuant to the Equity Pledge Agreement, the Founders will pledge all of the Equity Interests to Harbin Baixin to secure the full and complete performance of the obligations and liabilities on the part of the Founders and Heilongjiang Shuaiyi under the Restructuring Documents. The security provided under this Equity Pledge Agreement covers all service fees and its interests, liquidated damages (if any), compensation under the Restructuring Documents to which Harbin Baixin is entitled and all fees and expenses incurred in connection with the enforcement of the right as the pledge. In the event of any breach or default of any contractual obligations and liabilities on the part of the Founders under the Restructuring Documents, Harbin Baixin will be entitled to dispose of all or any of the pledged Equity Interests and will have the priority to receive from the proceeds of such disposal the fees and expenses that Harbin Baixin is entitled to receive under this Equity Pledge Agreement. In addition, during the term of this Agreement, Harbin Baixin will be entitled to receive all proceeds resulting from the pledged Equity Interests, including but not limited to the bonus, dividend and other returns on the pledged Equity Interests. Without the prior written consent of Harbin Baixin, the Founders will not transfer or otherwise dispose of or cause the existence of any encumbrance on the pledged Equities Interest.

After the Equity Transfer, the Company will have no equity ownership interests in Heilongjiang Shuaiyi and must rely on contractual arrangements pursuant to the Restructuring Documents to control and operate the businesses of the VIE Entities through Harbin Baixin. These contractual arrangements may not be as effective in providing control over these entities as direct ownership. For example, the VIE Entities may fail to take actions required for the business of the Company despite their contractual obligations to do so. As a result, the Company would not be able to conduct its operations in the manner currently planned. If the VIE Entities fail to perform under their agreements with the Company, the Company may have to rely on legal remedies under Chinese law, which may not be adequate.

The following chart reflects the Company’s organizational structure after the closing of the Restructuring:

The Consideration Offered to Security Holders

The security holders of the Company will receive no consideration as a result of the Equity Transfer.

Regulatory Approvals

Other than the need to obtain the Board of Directors and Majority Stockholders approval of the Restructuring, to file this Information Statement and certain other documents or reports with the SEC, no U.S. federal or state regulatory approvals are required as a condition of the proposed Restructuring.

Upon a successful closing of the Restructuring, it is the intention of the Founders, Harbin Baixin and Heilongjiang Shuaiyi to seek approval and register with relevant Chinese government authorities with respect to the Restructuring and certain Restructuring Documents.

Reports, Opinions, Appraisals

No reports, opinions or appraisals materially relating to the Restructuring have been received from an outside party or are referred to in the Information Statement.

Explanation of Any Material Differences in the Rights of Security Holders as a Result of the Transaction, if Material.

     There would be no differences in the rights of security holders as a result of the transaction. The securities holders of the Company will continue to own their stock in the Company with no changes following the Restructuring.

Brief Statement as to the Accounting Treatment of the Restructuring, if Material

Upon the closing of Restructuring, the Company intends to adopt ASC Topic 810, which requires a variable interest entity to be consolidated by a company if that company has a controlling financial interest in the variable interest entity and is subject to a majority of the risk of loss for the variable interest entity or is entitled to receive a majority of the variable interest entity’s residual returns. As a result of the Restructuring, Heilongjiang Shuaiyi and Heilongjiang Shuaiyi’s subsidiaries will become the VIE Entities of the Company and their financial results will be consolidated in the Company’s financial statements. The Restructuring Documents will give the Company contractual rights to control over the business and operations of the VIE Entities through Harbin Baixin, and the Company will accordingly become the primary beneficiary of the VIE Entities.

U.S. Federal Income Tax Consequences of the Restructuring

The federal income tax consequences of the transaction are not material.

Financial Statements

  The audited financial statements of the Company for the fiscal years ended December 31, 2009 and 2008 were attached hereto as Exhibit A;

  The unaudited financial statements of the Company for the six months ended June 30, 2010 were attached hereto as Exhibit B;

  The unaudited financial statements of Heilongjiang Shuaiyi and Heilongjiang Shuaiyi’s subsidiaries were not attached because Heilongjiang Shuaiyi and Heilongjiang Shuaiyi’s subsidiaries are the only operating companies of the Company and there is no material difference between the consolidated financial statements of Heilongjiang Shuaiyi and its subsidiaries and the consolidated financial statements of the Company.

  Because ASC Topic 810 requires a variable interest entity to be consolidated by a company if that company has a controlling financial interest in the variable interest entity and is subject to a majority of the risk of loss for the variable interest entity or is entitled to receive a majority of the variable interest entity’s residual returns, Heilongjiang Shuaiyi and Heilongjiang Shuaiyi’s subsidiaries will become the VIE Entities of the Company and their financial results will be consolidated in the Company’s financial statements. As a result, there is no need to file the pro forma financial information as it will not be able to provide the shareholders with information about the continuing impact of the Restructuring by showing how it might have affected historical financial statements if the Restructuring had been consummated at an earlier time.

INTEREST OF CERTAIN PERSONS IN THE RESTRUCTURING

In connection with the Restructuring, certain of the Company’s directors, officers and 10% shareholders will have interests in the Restructuring. These interests were known by the members of the Company’s Board of Directors and were considered when they approved the Restructuring and the Restructuring Documents.

  Ms. Lianyun Han is the Company’s Chairman, Chief Executive Officer and President. She will be a 68.3% owner of Heilongjiang Shuaiyi as a result of the Equity Transfer. Pursuant to the Earn-In Agreement, Ms. Han has the option to acquire a majority interest in Investment Holdings upon the satisfaction of certain conditions set forth in the Earn-In Agreement. Because each of such conditions has been satisfied as of the date of this Information Statement, Ms. Han will own at least a majority ownership of Investment Holdings if she exercises her option. Ms. Han, therefore, may be deemed to be a beneficial owner of the shares held by Investment Holdings.

  Mr. Chunming Zhang is the Company’s Director and will be a 4% owner of Heilongjiang Shuaiyi as a result of the Equity Transfer.

  Ms. Nana Jiang is the Company’s Director and will be a 3.17% owner of Heilongjiang Shuaiyi as a result of the Equity Transfer.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Common Stock

We are authorized to issue up to 190,000,000 shares of Common Stock. On May 19, 2009, we amended our articles of incorporation to effect a 1-for-114.59 reverse split of our outstanding Common Stock.

Each outstanding share of Common Stock entitles the holder thereof to one vote per share on all matters. Stockholders do not have preemptive rights to purchase shares in any future issuance of our Common Stock. The holders of shares of our Common Stock are entitled to dividends out of funds legally available when and as declared by our board of directors. We have never declared or paid cash dividends. Our board of directors does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries and other holdings and investments. In addition, our PRC operating subsidiaries, from time to time, may be subject to restrictions on its ability to make distributions to us, including as a result of restrictive covenants in loan agreements, restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions.

All of the issued and outstanding shares of our Common Stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our Common Stock are issued, the relative interests of existing stockholders will be diluted.

Preferred Stock

We may issue up to 1,000,000 shares of preferred stock, par value $0.001 per share, in one or more classes or series within a class as may be determined by our board of directors, who may establish, from time to time, the number of shares to be included in each class or series, may fix the designation, powers, preferences and rights of the shares of each such class or series and any qualifications, limitations or restrictions thereof. Any preferred stock so issued by our board of directors may rank senior to the Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both.

On December 22, 2008, we filed a Certificate of Designation of Series A Preferred Stock (the “2008 Certificate”) with the State of Nevada designating and authorizing the issuance of up to 800,000 shares of our series A voting preferred stock, par value $0.001 per share (the “2008 Series A Preferred Stock”). On December 23, 2008, we issued 689,390 shares of our 2008 Series A Preferred Stock to the shareholder of New Resources. The total consideration for the 689,390 shares of our 2008 Series A Preferred Stock is 50,000 ordinary shares of New Resources, which are all the issued and outstanding capital stock of New Resources. We did not receive any cash consideration in connection with the share exchange. On December 23, 2008, we also issued and sold to Allied China Investments, LLC 17,962 shares of our 2008 Series A Preferred Stock for $52,530.50, or $2.92 per share. In addition, on December 23, 2008, we issued and sold to Tan Zhen Investment Limited 20,168 shares of our 2008 Series A Preferred Stock for $375,000, or $18.59 per share.

Following effectiveness of the 1-for-114.59 reverse split of our outstanding Common Stock and in accordance with Section 6(a) of the 2008 Certificate, all issued and outstanding shares of the 2008 Series A Preferred Stock were automatically converted into shares of Common Stock, on the basis of 17.45 shares of Common Stock for each one share of 2008 Series A Preferred Stock, effective on May 29, 2009. After the completion of the conversion, we withdrew the 2008 Certificate.

In connection with the private placement transaction as contemplated by a securities purchase agreement among the Company and certain investors, dated May 27, 2010 (the “2010 Securities Purchase Agreement”), we filed a Certificate of Designation of Series A Preferred Stock (the “2010 Certificate”), with the Secretary of State of the State of Nevada on May 27, 2010, which became effective upon filing. Pursuant to the 2010 Certificate, there were 300,000 shares of Series A Preferred Stock authorized.

On June 28, 2010, we completed the private placement transaction contemplated by the 2010 Securities Purchas Agreement and issued to certain investors approximately 197,700 Units at a purchase price of $28.56 per Unit for gross proceeds of $5,646,270. Each Unit consists of (i) one share of Series A Preferred Stock, with an initial one-to-ten conversion ratio into shares of the Company’s Common Stock, and (ii) Series C Warrants to purchase five shares of Common Stock at an exercise price of $3.40 per share with a term of three years. As a result, we issued in aggregate 197,706 shares of our Series A Preferred Stock, initially convertible into 1,977,060 shares of our Common Stock, and Series C Warrants to purchase an aggregate of 988,501 shares of our Common Stock.

As of the date of this Information Statement, we have 197,706 shares of our Series A Preferred Stock outstanding.

Warrant

In connection with our private placement which was closed on December 17, 2009, we issued to each of the investors two warrants to purchase in aggregate 500,000 shares of our Common Stock, including a Series A Warrant having a term of three years with an exercise price of $3.25 per share and a Series B Warrant having a term of three years with an exercise price of $4.00 per share, both of which are subject to the usual adjustments for certain corporate events. The shares underlying the warrants are being included in this registration statement, but none of the Series A or Series B Warrants has been exercised.

On June 28, 2010, we closed the private placement transaction as contemplated by the 2010 Securities Purchase Agreement, dated May 27, 2010 and issued to the investors Series C Warrants to purchase an aggregate of 988,501 shares of our Common Stock. A Series C Warrant has a term of three years with an exercise price of $3.40 per share. None of the Series C Warrants has been exercised.

On July 1, 2010, as partial compensation for its services, we issued to our IR firm, American Capital Adventures, Inc. and its designees, a Series D Warrant to purchase 100,000 shares of our Common Stock, which has a term of three years with an exercise price of $3.80 per share. None of the Series D Warrant has been exercised.

Anti-takeover Effects of Our Articles of Incorporation and By-laws

Our Articles of Incorporation and Bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing our board of directors and management. Our Articles of Incorporation provide that our board of directors may issue, without further stockholder approval, up to 1,000,000 shares of preferred stock, par value $0.001 per share, in one or more classes or series within a class. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock. According to our Bylaws and Articles of Incorporation, neither the holders of our Common Stock nor the holders of our preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace our board of directors or for a third party to obtain control of the Company by replacing our board of directors.

Anti-takeover Effects of Nevada Law

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder:

for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or

after the expiration of the three-year period, unless:

the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Control Share Acquisitions

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquiror, under certain circumstances, from voting its shares of a target corporation's stock after crossing certain ownership threshold percentages, unless the acquiror obtains approval of the target corporation's disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquiror crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters' rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of September 16, 2010 (i) by each person who is known by us to beneficially own more than 5% of our voting securities; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of Nutrastar International Inc., 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin 150080, People’s Republic of China.

		Shares Beneficially Owned(1)
		Common Stock(2)		Series A Preferred Stock(3)
Name and Address of						% Total
Beneficial			% of		% of	Voting
Owner	Office, If Any	Shares	Class	Shares	Class	Power(4)
Directors and Officers
Lianyun Han	Chairperson, President and CEO	8,949,424(5)	62.44%	0	*	54.87%
Robert Tick	Chief Financial Officer and Treasurer	0	*	0	*	*
Hongbin Hua	Chief Marketing Officer	0	*	0	*	*
Chunming Zhang	Director	0	*	0	*	*
Nana Jiang	Director	0	*	0	*	*
John Jing Zhang	Director	543,899(6)	3.79%	0	*	3.33%
Xi Zhu	Director	0	*	0	*	*
All officers and directors as a group (7 persons named above)		9,493,323	66.24%	0	*	58.20%
5% Security Holders
New Zealand WAYNE’s Investment Holdings Co., Ltd. 4/F, Yushan Plaza No.51 Yushan Road Harbin, China 150090 (5)		8,949,424(5)	62.44%	0	*	54.87%
ARC China Investment Funds(7) Banque Privée Edmond de Rothschild Europe 20, Boulevard Emmanuel Servais L-2535 Luxembourg		462,187(7)	3.12%	96,289	48.70%	8.50%
Gal Shmuel Dymant Suite 1806, Building A Oriental Media Centre 4 Guanghua Road Chaoyang District, Beijing 100026 People's Republic of China		63,866(8)	*	13,306	6.73%	1.20%

Sequoia Aggressive
Growth Fund(9)

c/o Nemo Asset
Management PO Box
60374 Abu Dhabi, U.A.E.		84,034(9)	*	17,508	8.86%	1.58%
Adam Roseman(10)

c/o ARC China Investment Funds

Banque Privée Edmond de Rothschild Europe 20
Boulevard Emmanuel Servais L-2535
Luxembourg		487,397(10)	3.29%	101,542	51.36%	8.95%
Lianyun Han	Chairperson, President
	and CEO	8,949,424(5)	62.44%	0	*	54.87%

* Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Based on 14,332,731 shares of Common Stock issued and outstanding as of September 16, 2010.

(3)

Based on 197,706 shares of Series A Preferred Stock issued and outstanding as of September 16, 2010. Each share of Series A Preferred Stock is convertible initially into ten (10) shares of Common Stock (subject to customary adjustments for stock splits, combinations, or equity dividends on Common Stock). Holders of Series A Preferred Stock vote with the holders of Common Stock on all matters on an “as converted” basis. See “Description of Securities – Preference Shares” above for more information regarding our Series A Preferred Stock.

(4)

Percentage of Total Capital Stock represents total ownership with respect to all shares of our Common Stock and Series A Preferred Stock, as a single class and on an “as-converted” to Common Stock basis.

(5)

Includes 8,949,424 shares of Common Stock owned by Investment Holdings. Pursuant to the Earn-In Agreement, dated September 12, 2008, as amended, the Founders, including Ms. Han, have the options to acquire a majority interest in New Zealand WAYNE’s Investment Holdings Co., Ltd. upon the satisfaction of certain conditions set forth in the Earn-In Agreement. Because each of such conditions has been satisfied as of the date of this Information Statement, Ms. Han will own at least a majority ownership of Investment Holdings if she exercises her option pursuant to the Earn-In Agreement. Ms. Han may be therefore, deemed to be a beneficial owner of the shares held by Investment Holdings. In addition, pursuant to the Securities Purchase Agreement, dated December 17, 2009, Investment Holdings, agreed by the Founders, placed a total of 1,000,000 shares of Common Stock held by it into escrow that may be released to the investors in the event we do not meet the performance thresholds for 2010 and 2011. The remaining 7,949,424 shares of Common Stock owned by Investment Holdings are subject to a lock up agreement with ARC China, Inc., dated May 27, 2010 for a 12-month lock up period.

(6)	Including 127,978 shares of Common Stock held by his spouse.

(7)

Includes 462,187 shares underlying a warrant to purchase our Common Stock. Mr. Adam Roseman is the director of ARC China Investment Funds and has sole voting and investment control over the securities held by ARC China Investment Funds.

(8)	Includes 63,866 shares underlying a warrant to purchase our Common Stock.

(9)

Includes 84,034 shares underlying a warrant to purchase our Common Stock. Mr. Christian Naville is the Director of Sequoia Aggressive Growth Fund and has shared voting and investment control over the securities held by Sequoia Aggressive Growth Fund.

(10)

Includes (i) 462,187 shares underlying a warrant to purchase our Common Stock and 96,289 shares of Series A Preferred Stock directly owned by ARC China Investment Funds, and (ii) 25,210 shares underlying a warrant to purchase our Common Stock and 5,253 shares of Series A Preferred Stock. Mr. Adam Roseman is the Director of both ARC China Investment Funds and ARC China Investment Fund, L.P. and has sole voting and investment control over the securities held by both firms.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

We were originally incorporated in the State of Nevada on December 22, 2002. On October 15, 2003, we acquired all the outstanding Common Stock of YzApp Solutions Inc., a company under common control. We sold our ownership in YzApp Solutions Inc. on December 3, 2008. Following incorporation, we engaged in the business of developing software which allowed us to act as an application service provider acting as a conduit between retailers and financial institutions. Because this business was not successful, we were focused on the identification of suitable businesses with which to enter into a business opportunity or business combination until December 23, 2008, when we completed the reverse acquisition of New Resources.

The reverse acquisition of New Resources was conducted through a share exchange transaction with New Resources’ former shareholder, Investment Holdings. We acquired all of the issued and outstanding capital stock of New Resources, in exchange for which we issued to Investment Holdings 689,390 shares of our 2008 Series A Preferred Stock, constituting approximately 94% of our then issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the share exchange transaction and the concurrent financing transactions. Upon the consummation of the share exchange transaction, Investment Holdings became our controlling stockholder and New Resources became our wholly-owned direct subsidiary. We have therefore assumed the business operations and strategy of New Resources and its Chinese subsidiaries.

Upon the closing of the reverse acquisition, Eugene M. Weiss, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately and from his position as our director that became effective on January 12, 2009. Lianyun Han was appointed to our Board of Directors effective as of the closing of the share exchange transaction. In addition, our Board of Directors on December 23, 2008 increased its size to five (5) and appointed Nana Jiang, Chunming Zhang, John Jing Zhang and Xi Zhu to fill the vacancies created by such increase, which appoints became effective upon the effectiveness of the resignation of Mr. Weiss on January 12, 2009. In addition, our executive officers were replaced by the New Resources executive officers upon the closing of the share exchange transaction.

As a result of the reverse acquisition of New Resources, we entered into a new business. We now specialize in developing, processing, marketing and distributing a variety of agricultural and nutraceutical products consisting of Chinese Golden Grass, organic and specialty food products. In addition, we plan to produce and market other products developed from Cordyceps Militaris within the coming months and years, including specialty beverage products.

DISSENTER’S RIGHTS

There is no provision in the NRS providing stockholders of the Company with dissenter’s rights of appraisal with respect to the actions described in this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

Appendix A

Equity Transfer Agreement

ENGLISH TRANSLATION OF
EQUITY TRANSFER AGREEMENT

THIS EQUITY TRANSFER AGREEMENT (this “Agreement”) is made in the city of Harbin, Heilongjiang Province, China on the execution date by and among the following parties:

Transferor :	New Zealand Wayne’s New Resources Development Co., Ltd.
Registered Address: 2nd Floor, Abbott Building, Lord Town, Tuote La
Island, British Virgin Islands;

Transferee:	Han, Lianyun,
ID card number: 230103195609050068
Address: Room 205, the 2nd Unit, No.75, Wenjing St., Nangang District,
Harbin;

Transferee:	Han, Lianxue,
ID card number: 230103195308233215
Address: No.18, Ashehe St., Nangang District, Harbin;

Transferee:	Han, Lianju,
ID card number: 23010319500906161X
Address: Deputy 509, Railway St., Nangang District, Harbin;

Transferee:	Zhang, Weihan,
ID card number: 230103198105020037
Address: Room 205, the 2nd Unit, No.75, Wenjing St., Nangang District,
Harbin;

Transferee:	Luan, Yuehong,
ID card number: 230103198105270626
Address: Room 1610, the 1st Floor, No.59, West Dawang Road, Chaoyang
District, Beijing;

Transferee:	Zhang, Chunming,
ID card number: 230502196901241312
Address: No.13, Tiedong Alley, Zhanbei Road, Jianshan District,
Shuangya Mountain City, Heilongjiang;

Transferee:	Li, Xinjun,
ID card number: 230106581023321
Address: No.4, Xiangbin Road, Xiangfang District, Harbin;

Transferee:	Jiang, Nana,
ID card number: 230902197705081223
Address: No.70, Dacheng St., Nangang District, Harbin; and

Transferee:	Lang, Fengxi,
ID card number: 230107196403211030
Address: Room 403, the 5th Unit, Dianji 2nd Building, No.10-5, Leyuan
St., Dongli District, Harbin;

(Above transferees are hereinafter collectively referred as the “Transferees” and each a “Transferee”, and the Transferor and the Transferees are collectively referred as the “Parties”)

WHEREAS,

(1)

Heilongjiang Shuaiyi New Energy Development Co., Ltd. (the “Company”) is a limited liability company incorporated in Harbin, Heilongjiang, under the laws of the PRC, with its registered address at No. 41, Hanguang St., Nangang District, Harbin. The current registered capital of the Company is RMB 60,000,000;

(2)

According to the Equity Transfer Agreement made by and among the Transferor and the Transferees on July 28th , 2008 (the “2008 Equity Transfer Agreement”), the Transferees, as original shareholders of the Company, were obliged to transfer to the Transferor the 100% of the Company’s shares they held, at the price of RMB 60,000,000. The equity transfer aforesaid has come into effect via the approval of the Merchants Bureau of Heilongjiang Province. The Company has obtained the Certificate of Approval for Establishment of Enterprises with Foreign Investment in the People’s Republic of China

(certificate number: Shang Wai Zi Hei Zhao Wai Zi Han Zi [2008] No.0160), and altered into a wholly foreign-owned enterprise. Thereupon, the Transferor held 100% of the Company’s shares. Later, the Transferor paid (i) USD 50,269 to the Transferee, Han Lianyun, on March 3rd , 2009, (ii) USD100,000 to another Transferee, Luan Yuehong, on April 1st, 2010, and (iii) USD 400,000 to the Transferee Han Lianyun again on April 22nd , 2010, which added up to USD 550,269 in total. As of the date of this Agreement, the Transferor has not paid the balance amount of the transferring price; and

(3)

The Transferor is unable to pay the balance amount of the transferring price, and the Transferor is willing to transfer 100% equity interest in the Company held by it to the Transferees for free, and the Transferees are willing to accept such transfers.

NOW THEREFORE, the Parties hereby agreed as follows:

1.	Equity to be Transferred

1.1

The Transferor agrees to transfer 100% of the Company’s shares (the “Targeted Equity”) it hold, to the Transferees for free, in accordance with the terms and conditions specified in this Agreement, and the Transferees agree to accept the aforesaid equity transfer. The specific proportion of such transfer is as follows:

	(1)	68.3% of the Company’s shares (the corresponding amount of contribution is RMB 40,980,000 yuan) shall be transferred to Han Lianyun;

	(2)	5% of the Company’s shares (the corresponding amount of contribution is RMB 3,000,000 yuan) shall be transferred to Han Lianxue;

	(3)	5% of the Company’s shares (the corresponding amount of contribution is RMB 3,000,000 yuan) shall be transferred to Han Lianju;

	(4)	5% of the Company’s shares (the corresponding amount of contribution is RMB 3,000,000 yuan) shall be transferred to Zhang Weihan;

	(5)	4.66% of the Company’s shares (the corresponding amount of contribution is RMB 2,796,000 yuan) shall be transferred to Luan Yuehong;

	(6)	4% of the Company’s shares (the corresponding amount of contribution is RMB 40,980,000 yuan) shall be transferred to Zhang Chunming;

	(7)	3.17% of the Company’s shares (the corresponding amount of contribution is RMB 1,902,000 yuan) shall be transferred to Li Xinjun;

	(8)	3.17% of the Company’s shares (the corresponding amount of contribution is RMB 1,902,000 yuan) shall be transferred to Jiang Nana; and

	(9)	1.7% of the Company’s shares (the corresponding amount of contribution is RMB 1,020,000 yuan) shall be transferred to Lang Fengxi.

The Transferees shall hold 100% of the Company’s shares altogether upon the completion of the transfer. The shareholding structure shall become as follows: 68.3% of the Company’s shares shall be held by Han Lianyun; 5% of the Company’s shares shall be held by Han Lianxue; 5% of the Company’s shares shall be held by Han Lianju; 5% of the Company’s shares shall be held by Zhang Weihan; 4.66% of the Company’s shares shall be held by Luan Yuehong; 4% of the Company’s shares shall be held by Zhang Chunming; 3.17% of the Company’s shares shall be held by Li Xinjun; 3.17% of the Company’s shares shall be held by Jiang Nana; and 1.7% of the Company’s shares shall be held by Lang Fengxi.

1.2

The Parties have reached the agreement that, the transfer of the target equity shall include the dividend, bonus and the aggregated undistributed profits of the Company (if applicable), and all other incidental rights and interests attached to the target equities.

1.3

The Parties hereby agree that the 2008 Equity Transfer Agreement shall be terminated in its entirety and shall be of no further force or effect from and after the effectiveness of this Agreement. Notwithstanding any provision of the 2008 Equity Transfer Agreement to the contrary, neither party shall have any further obligations thereunder or with respect thereto, except as specifically set forth herein.

2.	PRICE AND PAYMENT

Considering the transferor is not able to pay the remaining price of the equity transfer contemplated in the 2008 Equity Transfer Agreement, the Parties have reached the following agreement through consultation: the Transferor agrees to transfer the 100% of the Company’s shares to Transferees for free, and the Transferees agree not to assert any claims for the aforesaid unpaid transfer consideration in future. With respect to the transferring price already paid by the Transferor to the two transferees, Han Lianyun and Luan Yuehong, in an aggregate amount of USD550,269 on the basis of the aforesaid Equity Transfer Agreement, the Parties agree to operate such sum as the liquidated damages for the Transferor’s breach of the foresaid 2008 Equity Transfer Agreement, and the two transferees shall not need to return such sum to the Transferor. The distribution proportion of the aforesaid liquidated damages among the Transferees shall be additionally discussed and decided by the Transferees.

3.	EFFECTIVENESS OF AGREEMENT

3.1	This Agreement is established upon signatures by all parties, and shall come into effect upon the official approval of the competent commercial approval authority.

3.2

The Parties shall assist the Company to transfer the target equity hereunder to the Transferees (which means to change the registration information with the administration of industry and commerce that the Company is registered with, in respect of the transfer of the target equities hereunder to the Transferees) as soon as possible after the equity transfer contemplated herein has been approved by the competent commercial approval authority.

3.3

The Parties shall closely cooperate with each other, and make their best efforts to obtain or complete all approvals, registrations and filing procedures necessary for the effectiveness of the equity transfer hereunder.

4.	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

4.1

The Transferor represents, warrants and undertakes as follows, and acknowledges that the Transferees are relying on the truth and accuracy of, and the Transferor’s compliance with such representations, warranties and promises:

	(1)	The Transferor has all requisite power and authority to enter into this Agreement, and shall be bound as soon as this Agreement is signed;

(2)

The Transferor’s obligations under this Agreement are legal and valid, and the performance of this Agreement will neither conflict with the obligations of the Transferor under other agreements and contracts, nor violate any applicable laws;

(3)

The Transferor warrants that, as of the signature date hereof, the Targeted Equity is free of any pledge, mortgage and/or other property rights, and no claim will be made in respect of such equity by any third party;

(4)

The Transferor warrants that the Targeted Equity is not involved in any litigation, arbitration, judicial preservation, enforcement, contingency or other material disputable, and all rights on/in the target equity hereunder are not affected by any of the foresaid matters;

(5)

The Transferor hereby undertakes that, as of the completion day of the equity transfer, it shall not conduct any economical or legal activities mentioned in the preceding paragraph. The Transferor further undertakes that, at the request of the Transferees, it will take necessary actions to protect all rights in/on the target equity contemplated hereunder from being affected or restricted by any of the matters specified in the preceding paragraph; and

	(6)	The Transferor agrees to assist the Company to go through all the procedures required for the equity transfer set out hereunder.

4.2

Transferees represent, warrant and undertake as follows, and acknowledge that the Transferor is relying on the truth and accuracy of, and the Transferees’ compliance with such representations, warranties and promises:

	(1)	The Transferees have all requisite power and authority to enter into this Agreement, and shall be bound as soon as this Agreement is signed;

(2)

The Transferees’ obligations under this Agreement are legal and valid, and the performance of this Agreement will neither conflict with the obligations of the Transferees under other agreements and contracts, nor violate any applicable laws; and

(3) The Transferees agree to assist the Company to go through all the procedures required for the equity transfer contemplated hereunder.

5.	EXPENSES

5.1	Any and all taxes incurred by the equity transfer hereunder shall be respectively borne by the Transferor and the Transferees in accordance with relevant Chinese laws and regulations.

6.	CONFIDENTIALITY

6.1

Unless otherwise provided in Clause 6.2 hereunder, each party hereto shall keep information obtained by it as a result of execution or performance of this Agreement in strict confidential. Such confidential information means information in relation to (i) the terms and conditions of this Agreement; (ii) negotiation related to this Agreement; (iii) the subject of this Agreement; and (iv) business secrets of each party hereto.

6.2

The Parties may disclose the confidential information set out under Clause 6.1 above in case of any of the following circumstances: (i) such disclosure is required by applicable laws; (ii) the disclosure is made under mandatory requirements of any competent governmental agencies or regulatory bodies; (iii) a party discloses the information to its professional advisor or lawyer (if any) provided that such advisor or lawyer commits to keep the confidential information in secret; (iv) the confidential information comes into the public domain without any party’s faults; (v) the disclosure thereof is made with the prior written consent of the other parties.

6.3	This clause shall be binding upon the Parties even if the equity transfer under this Agreement is not effectuated for any reason.

6.4	This clause shall survive from the termination of this Agreement and is not limited by time.

7.	LIABILITY FOR BREACH OF CONTRACT

7.1

If any party hereto breaches this Agreement, and causes damages or losses to the non-breaching party (or parties), it shall compensate the non-breaching party (or parties) for the direct or indirect economic losses caused by the non-compliance.

7.2

If the breach constitutes a fundamental breach, and therefore makes the performance of this Agreement no longer feasible, or makes the continuing performance hereof meaningless, the non-breaching party (or parties) is entitled to terminate this Agreement. The conduct of termination of this Agreement by non-breaching party (parties) shall not affect the liability to be borne by the breaching party to the non-breaching party in respect of its breach according to laws and this Agreement.

8.	GOVERNING LAW AND DISPUTE RESOLUTION

8.1	This Agreement shall be governed by and construed in accordance with the laws of China.

8.2

Any dispute arising out of or relating to this Agreement shall be settled by the Parties through friendly consultation. If no agreement can be reached or a party refuse to settle the dispute through consultation, any party hereto may submit the dispute to the competent people’s court for litigation.

9.	MISCELLANEOUS

9.1

With respect to anything not covered by this Agreement or need to be amended, the Parties may enter into a supplementary agreement upon consultation. The supplementary agreement hereto shall be an integral part of this Agreement and shall have the same legal effect as this Agreement.

9.2

This Agreement is executed in twelve counterparts, and each party hereto shall hold one counterpart hereof. The remaining counterparts shall be kept by the Company, or be used for processing the procedures for approval or change of the industrial and commercial registration information. All counterparts of this Agreement shall be equally authentic.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

(The following pages are the signature pages of this Agreement)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date hereof.

New Zealand Wayne’s New Resources Development Co., Ltd.

By:	/s/
Name:
Title:	Authorized Representative

Han Lianyun	Han Lianju

By: /s/	By: /s/
Name: Han Lianyun	Name: Han Lianju
Title: Shareholder	Title: Shareholder

Han Lianxue	Zhang Weihan

By: /s/	By: /s/
Name: Han Lianxue	Name: Zhang Weihan
Title: Shareholder	Title: Shareholder

Luan Yuehong	Zhang Chunming

By: /s/	By: /s/
Name: Luan Xuehong	Name: Zhang Chunming
Title: Shareholder	Title: Shareholder

Li Xinjun	Jiang Nana

By: /s/	By: /s/
Name: Li Xinjun	Name: Jiang Nana
Title: Shareholder	Title: Shareholder

Lang Fengxi

By: /s/
Name: Lang Fengxi
Title: Shareholder

Date: _______, 2010

Appendix B

Service Agreement

ENGLISH TRANSLATION
OF
TECHNICAL SERVICE AGREEMENT

This agreement (this “Agreement”) is entered into on _________, 2010 by and between:

(1)

Harbin Baixin Biotech Development Co., Ltd. (hereinafter referred to as “Harbin Baixin”) a wholly foreign owned enterprise with limited liability which is incorporated under the laws of the PRC, with its contact address at 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin 150080, China; and

(2)

Heilongjiang Shuaiyi New Energy Development Co., Ltd. (hereinafter referred to as “Heilongjiang Shuaiyi”), a limited liability company incorporated under the laws of the PRC, with its contact address at No. 41, Hanguang St., Nangang District, Harbin.

Harbin Baixin and Heilongjiang Shuaiyi are individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

A.	Harbin Baixin is a wholly foreign owned enterprise primarily engaging in research on Cordyceps Militaris production technology and providing technological consulting and services.

B.

Heilongjiang Shuaiyi is a limited liability company mainly engages in such business as (i) development of new energy technologies, provision of technical service, and (ii) plant, production and sale of Cordyceps Militaris.

C.

In accordance with the terms and conditions of this Agreement, Heilongjiang Shuaiyi wishes to entrust Harbin Baixin to provide the services set forth under this Agreement, Harbin Baixin agrees to provide such services to Heilongjiang Shuaiyi.

Therefore, after friendly negotiations between the Parties, the Parties have reached the following agreement:

1.	Scope of Services

1.1

Harbin Baixin agrees to provide, in accordance with this Agreement and during the Term of Service (as defined below), the following services to Heilongjiang Shuaiyi (hereinafter referred to as the “Services”):

(a)

Assisting Heilongjiang Shuaiyi in the research and development of technologies of Cordyceps Militaris, or accepting the entrustment from Heilongjiang Shuaiyi to make the foresaid research and development;

(b)	Providing the technical consultancy, technical services and the relevant information and materials in relation to Cordyceps Militaris;

(c)	According to Heilongjiang Shuaiyi’s business requirements, providing statistic and analysis services for relevant technical data, and the construction and maintenance of relevant databases;

(d)	Providing the technical training and organizing the examination for technical and business personnel of Heilongjiang Shuaiyi;

(e)	Providing the software and relevant technical support services as needed by Heilongjiang Shuaiyi;

(f)	Providing the services for the construction and maintenance of the information networks and the network security services;

(g)	Such other services as may be agreed between Heilongjiang Shuaiyi and Harbin Baixin.

2.	Term of Service

2.1

The Term of Service during which Harbin Baixin shall provide the Services is ten (10) years, starting from the execution date hereof, which shall automatically renew for successive ten (10) year periods, unless Harbin Baixin notifies Heilongjiang Shuaiyi of its intention not to renew at least ninety (90) days prior to the expiration of the initial or renewal Term of Service.

3.	Service Fees

3.1

Heilongjiang Shuaiyi agrees to pay the Service Fees (hereinafter referred to as the “Service Fees”) for the Services provided by Harbin Baixin in accordance with the terms of this Agreement. The Service Fees shall be calculated based on the market price in light of the particulars of the Services and the timing of such Services provided by Harbin Baixin.

3.2	Heilongjiang Shuaiyi shall timely pay the Service Fees to Harbin Baixin in the manner and at the time designated by Harbin Baixin.

4.	Representations, Warranties and Covenants of the Parties

4.1	Each Party represents and warrants to the other Party that as of the execution date of this Agreement:

(a)

Such Party is an entity with legal person status, duly organized and validly existing, and has the full power and authority to enter into this Agreement and to perform its obligations hereunder. All action, corporate or otherwise, necessary to be taken by the board of directors or comparable governing body of such Party to authorize the execution, delivery and performance of this Agreement has been duly and validly taken. This Agreement, when executed and delivered, will constitute the valid and binding obligations of such Party, enforceable against such Party in accordance with its terms;

(b)

The execution, delivery and performance of this Agreement by such Party will not (i) conflict with, result in a breach or violation of or constitute (or with notice or lapse of time or both constitute) a default under, (A) the business license, articles of association, permits, government approval for its incorporation, agreements concerning its incorporation or any other charter documents of such Party, or (B) any PRC Laws or other laws and regulations to or by which such party is subject or bound, or (C) any contracts or other documents to which such Party is a party or to or by which it (or any of its properties or assets) is subject or bound; (ii) result in the creation of, or give any person the right to create, any lien or encumbrance upon the assets of such Party; (iii) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any contracts or other documents to which such Party is a party or to or by which it (or any of its properties or assets) is subject or bound; or (iv) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permits applicable to such Party;

(c)

No lawsuit, arbitration or other judicial or administrative proceeding is pending that would affect such Party’s ability to perform its obligations under this Agreement, and to its knowledge, no such proceeding is threatened; and

(d)

Such Party has disclosed to the other Party all contracts, government approvals, permits or other documents to which such party is a party or to or by which it (or any of its properties, assets or business) is subject or bound, which may have a material adverse effect on its ability to fully perform its obligations under this Agreement, and the documents provided by such Party to the other Party does not contain any inaccurate statement of or omit to state any material fact.

4.2	Heilongjiang Shuaiyi further covenants to Harbin Baixin that it shall:

	(a)	Pay the Service Fees in a timely manner to Harbin Baixin in accordance with the terms of this Agreement.

	(b)	During the Term of Service:

(i) Continuously maintain the validity of its business licenses, permits and qualifications; and

(ii)	Actively cooperate with Harbin Baixin in the provision of the Services, adopt the reasonable advice and proposals presented by Harbin Baixin for Heilongjiang Shuaiyi’s business.

4.3

During the Term of Service, without the prior written consent of Harbin Baixin, Heilongjiang Shuaiyi shall not accept any services provided by any party other than Harbin Baixin, which are identical or similar to the Services under Article 1.1 of this Agreement.

4.4

Each Party covenants to the other Party that such Party shall sign all documents, and take all actions, that are necessary and appropriate in order to perform and achieve the purpose of this Agreement.

5.	Other Fees

5.1

Except as otherwise provided herein, each Party shall be separately responsible for the fees and expenses incurred by such Party in connection with the drafting, negotiation, execution and performance of this Agreement.

6.	Confidentiality

6.1

Prior to and during the term of this Agreement, a Party may have disclosed or may disclose certain confidential information to the other Party (the “Recipient”) from time to time. The Recipient shall keep confidential such confidential information and shall not use such confidential information for any purposes other than those specifically provided for under this Agreement. The foregoing confidentiality obligation shall not apply to the information: (a) that was already in the Recipient’s possession prior to such disclosure, as demonstrated by documentation prepared prior to such disclosure; (b) that has entered the public domain through no breach of this Agreement by the Recipient; and (c) that was obtained by the Recipient from a third party who did not commit a breach of confidence with respect to such information.

6.2	The confidentiality obligations set forth above shall continue and survive the termination of this Agreement.

7.	Force Majeure

7.1

“Force Majeure” shall mean the unforeseeable, unavoidable and insurmountable events which prevent a Party from partially or fully performing this Agreement. Such events include but are not limited to earthquakes, typhoons, floods, fires, wars, strikes, riots, governmental acts, change to laws and regulations or their application.

7.2

If an event of Force Majeure occurs, the obligation of the impacted Party shall forthwith suspend during the period of delay caused by such Force Majeure, the performance period of the impacted Party shall be extended for a period of equal length, and no penalty or liability shall be imposed upon the impacted Party. If an event of Force Majeure occurs, the Parties shall immediately negotiate to seek a fair solution and make all reasonable efforts to minimize the impact of the Force Majeure.

8.	Liabilities for Breach of Contract

8.1	Except as otherwise provided herein, if a Party (the “Party in Breach”) fails to perform a certain obligation hereunder or otherwise breaches this Agreement, the other Party (the “Harmed Party”) may:

(a)

Serve a written notice to the Party in Breach stating the nature and scope of the breach and demanding the Party in Breach to cure such breach at its own expense within a reasonable period of time as specified therein (the “Cure Period”); and

(b)

If the Party in Breach fails to cure the breach during the Cure Period, the Harmed Party is entitled to demand that the Party in Breach assume all liabilities resulting therefrom, and compensate the Harmed Party for all economic losses actually incurred by the Harmed Party in connection therewith, including, without limitation, all attorneys’ fees and litigation and arbitration expenses relating thereto. The Harmed Party shall also be entitled to request that the court or arbitration panel order specific performance and/or compulsory enforcement of this Agreement. The remedies provided hereunder to the Harmed Party shall not affect the right of the Harmed Party to seek any other remedy provided by laws.

9.	Effectiveness

9.1	This Agreement shall come into force from the execution date hereof.

10.	Governing Law and Settlement of Dispute

10.1	The validity, interpretation, performance and resolution of dispute of this Agreement shall be governed by PRC Laws.

10.2

All the disputes arising out of the execution and performance of this Agreement shall be resolved through friendly negotiations. In the event that any dispute is not resolved by friendly consultations within thirty (30) days after the date such dispute arises, either Party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in force. The arbitration award shall be final and binding on both Parties.

10.3	Except for the matters in dispute, the Parties shall continue to perform the other provisions of this Agreement pending the resolution of the dispute.

11.	Miscellaneous Provisions

11.1

without the prior written consent of the other Party, neither Party shall partially or fully transfer its rights and obligations under this Agreement to a third party, provided that Harbin Baixin may transfer all or any of its rights and/or obligations hereunder to any of its affiliates.

11.2

under this Agreement becomes invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect. When any provision is determined to be invalid, illegal or unenforceable, the Parties to this Agreement shall negotiate in good faith to amend this Agreement and achieve, in a mutually acceptable method and to the extent possible, the original purpose of the Parties.

11.3	between the Parties with respect to the subject matter hereof and supersedes all prior consultations, negotiations and agreements among the Parties with respect to such subject matter.

11.4

certain right hereunder shall not constitute a waiver thereof, and the exercise or partial exercise of a certain right by a Party shall not preclude such Party from exercising such right in the future.

11.5	their lawful successors and assignees.

11.6	reference only and shall not affect the meaning or interpretation of this Agreement.

11.7	references to “Articles”, “Paragraphs” and “Annexes” are references to “Articles”, “Paragraphs” and “Annexes” hereof.

11.8

limited to the written letter or notice under this Agreement) served by a Party to the other Party shall be sent via mail or facsimile in a timely manner. A notice or written letter, if sent via mail, shall be deemed received as of the 3rd business day after the date of delivery, and, if sent via facsimile, shall be deemed to received as of the first business day after the date of delivery.

11.9	in relation to this Agreement and relevant affairs.

11.10	in two original copies, one for each Party. The Parties may execute duplicate copies of this Agreement.

(The remainder of this page is intentionally left blank.)

This page is the signature page of the “Technical Service Agreement”.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

Harbin Baixin Biotech Development Co., Ltd.

By:
Name:
Title:	Authorized Representative

Heilongjiang Shuaiyi New Energy Development Co., Ltd

By:
Name:
Title:	Authorized Representative

Appendix C

Option Agreement

ENGLISH TRANSLATION
OF
EXCLUSIVE PURCHASE OPTION AGREEMENT

This agreement (this “Agreement”) is entered into on _________, 2010 by and among:

(1)

Harbin Baixin Biotech Development Co., Ltd. (hereinafter referred to as “Harbin Baixin”) a wholly foreign owned enterprise with limited liability which is incorporated under the laws of the PRC, with its contact address at 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin 150080, China;

(2)	Han, Lianyun, female, a Chinese national with ID card number as 230103195609050068, with her contact address at Room 205, the 2nd Unit, No.75, Wenjing St., Nangang District, Harbin;

(3)	Han, Lianju, male, a Chinese national with ID card number as 230103195009061618, with his contact address at Deputy 509, Railway St., Nangang District, Harbin;

(4)	Han, Lianxue, male, a Chinese national with ID card number as 230103195308233215, with his contact address at No.18, Ashehe St., Nangang District, Harbin;

(5)	Zhang, Weihan, male, a Chinese national with ID card number as 230103198105020037, with his contact address at Room 205, the 2nd Unit, No.75, Wenjing St., Nangang District, Harbin;

(6)	Luan, Yuehong, female, a Chinese national with ID card number as 230103198105270626, with her contact address at Room 1610, the 1st Floor, No.59, West Dawang Road, Chaoyang District, Beijing;

(7)

Zhang, Chunming, male, a Chinese national with ID card number as 230502196901241312, with his contact address at No.13, Tiedong Alley, Zhanbei Road, Jianshan District, Shuangya Mountain City, Heilongjiang;

(8)	Li, Xinjun, male, a Chinese national with ID card number as 230106581023321, with his contact address at No.4, Xiangbin Road, Xiangfang District, Harbin;

(9)	Jiang, Nana, an Chinese national with ID card number as 230902197705081223, with his contact address at No.70, Dacheng St., Nangang District, Harbin;

(10)

Lang, Fengxi, male, a Chinese national with ID card number as 230107196403211030, with his contact address at Room 403, the 5th Unit, Dianji 2nd Building, No.10-5, Leyuan St., Dongli District, Harbin (collectively the “Shareholders” and individually a “Shareholder”); and

(11)

Heilongjiang Shuaiyi New Energy Development Co., Ltd. (hereinafter referred to as “Heilongjiang Shuaiyi”), a limited liability company incorporated under the laws of the PRC, with its contact address at No. 41, Hanguang St., Nangang District, Harbin.

Harbin Baixin, the Shareholders and Heilongjiang Shuaiyi are individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

A.

Han Lianyun, Han Lianju, Han Lianxue, Zhang Weihan, Luan Xuehong, Zhang Chunming, Li Xinjun, Jiang Nana, Lang Fengxi are the shareholders of Heilongjiang Shuaiyi. Han Lianyun holds 68.3% equity interests; Han Lianju holds 5% equity interests; Han Lianxue holds 5% equity interests; Zhang Weihan holds 5% equity interests; Luan Yuehong holds 4.66% equity interests; Zhang Chunming holds 4% equity interests; Li Xinjun holds 3.17% equity interests; Jiang Nana holds 3.17% equity interests and Lang Fengxi holds 1.7% equity interests, of Heilongjiang Shuaiyi.

B.

On _______, 2010, Harbin Baixin and Heilongjiang Shuaiyi entered into a Technical Service Agreement (together with any supplement or amendment thereto, if any, hereinafter referred to as the “Service Agreement”).

C.

On _______, 2010, Harbin Baixin, the Shareholders and Heilongjiang Shuaiyi entered into a Voting Rights Proxy Agreement (together with any supplement or amendment thereto, if any, hereinafter referred to as the “Voting Rights Proxy Agreement”).

D.

On _______, 2010, Harbin Baixin, the Shareholders and Heilongjiang Shuaiyi executed an Equity Pledge Agreement (together with any supplement or amendment thereto, if any, hereinafter referred to as the “Equity Pledge Agreement”), pursuant to which the Shareholders agree to pledge all equity interests of Heilongjiang Shuaiyi they hold to Harbin Baixin.

Therefore, the Parties have reached the following agreement

1.	Grant of Rights

1.1

Each Shareholder hereby irrevocably grants Harbin Baixin a right (“Equity Purchase Right”), pursuant to which, to the extent permitted by PRC laws (including any laws, regulations, rules, notices, interpretations and any other binding document promulgated by any central or local legislative, administrative or judicial authorities, whether prior to or after the execution of this Agreement, “PRC Laws”), during the term of this Agreement, Harbin Baixin may from time to time purchase or designate one person or several persons (“Designated Persons”) to purchase from such Shareholder all or part of Heilongjiang Shuaiyi’s equity interests (“Purchased Equity Interests”) held by such Shareholder for the price set forth in Article 3 hereof, in accordance with such exercise procedures as may be determined by Harbin Baixin in its discretion.

1.2

Without Harbin Baixin’s prior written consent, the Shareholder shall not sell, transfer or otherwise dispose of, or grant any third party the right to purchase, all or any part of Purchased Equity Interests. Heilongjiang Shuaiyi hereby consents to the grant of the Equity Purchase Right by the Shareholders to Harbin Baixin. The term “Person” as used in this Agreement shall include natural persons, legal persons or other non-legal person entities.

2.	Exercise of Rights

2.1

Harbin Baixin shall exercise its Equity Purchase Right in accordance with the PRC Laws. Harbin Baixin is entitled to decide, at its sole discretion, the time, method and frequency with respect to the exercise of the Equity Purchase Right.

2.2

If Harbin Baixin exercises its Equity Purchase Right, in order to ensure the equity transfer in full compliance, substantively and procedurally, with this Agreement and relevant laws, the Shareholders and Heilongjiang Shuaiyi covenant to jointly or individually take the following actions:

(1)	Harbin Baixin shall send a notice to the Shareholders and Heilongjiang Shuaiyi (the “Equity Purchase Notice”) in the form and substance as set forth in Annex A.

(2)

Within seven (7) business days after the receipt of the Equity Purchase Notice by the Shareholders and Heilongjiang Shuaiyi, the Shareholders and Heilongjiang Shuaiyi shall prepare and execute all the necessary documents relating to the transfer of the Purchased Equity Interests. If necessary, the Shareholders and Heilongjiang Shuaiyi shall execute an Equity Transfer Agreement in the form as set forth in Annex B (the “Equity Transfer Agreement”), or in the form and substance as otherwise required by PRC Laws and regulations. Each of the Shareholders shall execute and deliver to Harbin Baixin a power of attorney in the form and substance as set forth in Annex C, authorizing the Persons designated by Harbin Baixin as a representative of such Shareholder to execute and deliver the Equity Transfer Agreement and such other documents as provided for under this Agreement.

(3)

Unless the Parties agree otherwise, the closing of the transfer of the Purchased Equity Interests shall not be later than the fifteenth business day after the receipt of the Equity Purchase Notice by the Shareholders and Heilongjiang Shuaiyi.

(4)

The Shareholders and Heilongjiang Shuaiyi shall take all necessary actions to go through and accomplish without delay the approval and registration procedures necessary to effectively register the Purchased Equity Interests under Harbin Baixin’s name.

(5)

The Shareholders and Heilongjiang Shuaiyi shall take all necessary actions to ensure that the transfer of the Purchased Equity Interests is not interfered with, either substantively or procedurally. Apart from the conditions expressly set forth under this Agreement, the Shareholders and Heilongjiang Shuaiyi shall not set up any barriers or impose any restrictive conditions for the transfer of the Purchased Equity Interests.

3.	Transfer Price

3.1

At the time of Harbin Baixin exercising the Equity Purchase Right, the purchase price for the Purchased Equity Interests shall be the lowest price permitted under PRC Laws at the time of such purchase.

3.2

All taxes, fees and expenses incurred in connection with the transfer of the Purchased Equity Interests shall be the responsibility of the respective Parties in accordance with the requirements of PRC Laws.

4.	Representations and Warranties

4.1	Heilongjiang Shuaiyi hereby represents and warrants that,

(1)

Without Harbin Baixin’s prior written consent, it shall not supplement or amend or modify its articles of association in any manner, nor shall it increase or decrease its registered capital or change the structure of the registered capital in any manner;

(2)	It will maintain its existence, prudently and effectively conduct its business operations according to good financial and business standards and practices;

(3)

Without Harbin Baixin’s prior written consent, it shall not transfer, mortgage or otherwise dispose of the lawful rights and interests to any assets, business or revenues of Heilongjiang Shuaiyi at any time after the execution date hereof, nor shall it permit the existence of any security interest over such rights and interests;

(4)

It shall not incur or allow Heilongjiang Shuaiyi to incur any liabilities, except (i) those liabilities incurred in the ordinary course of business (but not through loan), and (ii) those liabilities that have been disclosed to Harbin Baixin and agreed to by Harbin Baixin in writing;

(5)	It shall operate the entire business in the ordinary course of business, maintain the value of the assets of Heilongjiang Shuaiyi;

(6)	Without Harbin Baixin’s prior written consent, it shall not provide any loans or any guarantee to any person;

(7)	At Harbin Baixin’s request, it shall provide Harbin Baixin with all information regarding Heilongjiang Shuaiyi’s business operation and financial condition;

(8)	Without Harbin Baixin’s prior written consent, it shall not merge or enter into alliance with any Person, nor shall it acquire, or be acquired by, or invest in any Person;

(9)

Without Harbin Baixin’s prior written consent, it shall not distribute in any manner to the Shareholders any bonus, dividend or other returns from the equity interests of Heilongjiang Shuaiyi held by the Shareholders.

4.2	The Shareholders undertake and warrant that:

(1)

Without Harbin Baixin’s prior written consent, at any time from the execution date of this Agreement, they shall not sell, transfer, mortgage or otherwise dispose of any equity interests of Heilongjiang Shuaiyi it holds, nor shall it permit the existence of any encumbrances on such rights and interests;

(2)

Without Harbin Baixin’s prior written consent, they shall not approve the joint venture or alliance of Heilongjiang Shuaiyi with any Person, or its merger or acquisition of or by any person, or investment in any Person;

(3)	they shall vote at the shareholders’ meeting of Heilongjiang Shuaiyi to approve the transfer of the Purchased Equity Interests provided for under the agreement;

(4)

Prior to the transfer of the equity interests to Harbin Baixin, in order to maintain the ownership of the equity interests, they undertake to execute all documents, take all actions, make all claims to third parties, and defend all claims by third parties, as are necessary or appropriate to maintain the ownership of the equity interests;

(5)	Upon request by Harbin Baixin, they shall nominate or appoint the persons appointed by Harbin Baixin as directors and senior management of Heilongjiang Shuaiyi;

(6)

At the request of Harbin Baixin at any time, they shall promptly transfer the equity interests of Heilongjiang Shuaiyi they hold to Harbin Baixin and/or the designated person and waive the right of first refusal over the equity interests of Heilongjiang Shuaiyi;

(7)

They shall strictly comply with the provisions of this Agreement and other relevant agreements collectively or individually executed by the Parties to this Agreement, fully perform its obligations hereunder or thereunder, and will not commit any act or omission which may affect the validity or enforceability hereof or thereof.

4.3

The Shareholders and Heilongjiang Shuaiyi undertake and warrant jointly and severally to Harbin Baixin that, on the execution date of this Agreement and at the time of each purchase of the equity interests:

(1)

They have the power and capacity to execute and perform this Agreement, and to execute, in accordance with this Agreement, any Equity Transfer Agreement. Upon the execution, this Agreement and the Equity Transfer Agreement will constitute valid and binding obligations of such Parties, enforceable against such Parties according to their terms;

(2)

The execution, delivery and performance of this Agreement by each of the Shareholders and Heilongjiang Shuaiyi will not (i) conflict with, result in a breach or violation of or constitute (or with notice or lapse of time or both constitute) a default under, (A) the business license, articles of association, permits, government approval for its incorporation, agreements concerning its incorporation or any other charter documents of such Party, or (B) any laws to or by which such Party is subject or bound, or (C) any contracts or other documents to which such party is a party or to or by which it (or any of its properties or assets) is subject or bound; (ii) result in the creation of, or give any person the right to create, any lien or encumbrance upon the assets of such Party; (iii) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any contracts or other documents to which such party is a party or to or by which it (or any of its properties or assets) is subject or bound; or (iv) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permits applicable to such Party;

(3)

The Shareholders lawfully and effectively own the equity interests of Heilongjiang Shuaiyi. Except for the Equity Pledge Agreement, the Shareholders have not created any encumbrance on the equity interests of Heilongjiang Shuaiyi;

(4)	No lawsuit, arbitration or administrative proceeding is pending or threatened with respect to the equity interests or assets of Heilongjiang Shuaiyi.

5.	Effectiveness and Term

5.1	This Agreement becomes effective from the execution date hereof.

5.2

This Agreement shall take effect as of the execution date and will remain in force until terminated by all the Parties in writing or, if earlier, until all of the equity interests held by the Shareholders in Heilongjiang Shuaiyi have been lawfully and effectively transferred to Harbin Baixin and/or its designated Person(s).

6.	Liabilities for breach of contract

6.1

Except as otherwise provided herein, if a Party (the “Party in Breach”) fails to perform a certain obligation hereunder or otherwise breaches this Agreement, the other Parties (the “Harmed Party”) may:

(1)

Serve a written notice to the Party in Breach stating the nature and scope of the breach and demanding the Party in Breach to cure such breach at its own expense within a reasonable period of time as specified therein (the “Cure Period”); and

(2)

If the Party in Breach fails to cure the breach during the Cure Period, the Harmed Party is entitled to demand that the Party in Breach assume all liabilities resulting therefrom, and compensate the Harmed Party for all economic losses actually incurred by the Harmed Party in connection therewith, including, without limitation, all attorneys’ fees and litigation and arbitration expenses relating thereto. The Harmed Party shall also be entitled to request that the court or arbitration panel order specific performance and/or compulsory enforcement of this Agreement. The remedies provided hereunder to the Harmed Party shall not affect the right of the Harmed Party to seek any other remedy provided by laws.

7.	Fees and Expenses

7.1

Except as otherwise provided herein, each Party shall be separately responsible for the fees and expenses incurred by such Party in connection with the drafting, negotiation, execution and performance of this Agreement.

8.	Governing Law and Settlement of Dispute

8.1	The validity, interpretation, performance and resolution of disputes of this Agreement shall be governed by PRC Laws.

8.2

All the disputes arising out of the execution and performance of this Agreement shall be resolved through friendly negotiations. In the event that any dispute is not resolved by friendly consultations within thirty (30) days after the date such dispute arises, any Party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in force. The arbitration award shall be final and binding on all of the Parties.

8.3	Except for the matters in dispute, the Parties shall continue to perform the other provisions of this Agreement pending the resolution of the dispute.

9.	Force Majeure

9.1

“Force Majeure” shall mean the unforeseeable, unavoidable and insurmountable events which prevent a Party from partially or fully performing this Agreement. Such events include but not limited to earthquakes, typhoons, floods, fires, wars, strikes, riots, governmental acts, change to laws and regulations or their application.

9.2

If an event of Force Majeure occurs, the obligation of the impacted Party shall forthwith suspend during the period of delay caused by such Force Majeure, the performance period of the impacted Party shall be extended for a period of equal length, and no penalty or liability shall be imposed upon the impacted Party. If an event of Force Majeure occurs, the Parties shall immediately negotiate to seek a fair solution and make all reasonable efforts to minimize the impact of the Force Majeure

10.	Miscellaneous Provisions

10.1

If in accordance with PRC Laws, any provision of this Agreement becomes invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect. When any provision is determined to be invalid, illegal or unenforceable, the Parties shall negotiate in good faith to amend this Agreement and achieve, in a mutually acceptable method and to the extent possible, the original purpose of the Parties.

10.2

This Agreement constitutes the entire agreement among the Parties hereto with respect to the subject matter hereof and supersedes all prior consultations, negotiations and agreements with respect to such subject matter.

10.3

A Party’s failure to exercise or delay in exercising a certain right hereunder shall not constitute a waiver thereof, and the exercise or partial exercise of a certain right by a Party shall not preclude such Party from exercising such right in the future.

10.4

During the term of this Agreement, no Party shall transfer part or all of its rights or obligations hereunder to any third party without the prior written consent of the other Parties in writing, provided that Harbin Baixin may transfer all or any of its rights and/or obligations hereunder. This Agreement shall be binding on the Parties and its lawful successors and assignees.

10.5	Headings of all paragraphs are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

10.6	Unless otherwise specified, references to “Articles”, “Paragraphs” and “Annexes” are references to “Articles”, “Paragraphs” and “Annexes” of this Agreement.

10.7

Any notice or written letter (including but not limited to the written letter or notice under this Agreement) served by a Party to the other Party shall be sent via mail or facsimile in a timely manner. A notice or written letter, if sent via mail, shall be deemed received as of the third business day after the date of delivery, and, if sent via facsimile, shall be deemed to be received as of the first business day after the date of delivery.

10.8	The Parties may execute supplementary agreements in relation to this Agreement and relevant affairs. These supplementary agreements have the same legal force as this Agreement.

10.9	This Agreement is written in the Chinese language in 11 original copies, one for each Party. The Parties may execute duplicate copies of this Agreement.

(The remainder of this page is intentionally left blank.)

This page is the signature page of the “Exclusive Purchase Option Agreement”.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

Harbin Baixin Biotech Development	Heilongjiang Shuaiyi New Energy
Co., Ltd.	Development Co., Ltd.

By: /s/	By: /s/
Name:	Name:
Title: Authorized Representative	Title: Authorized Representative

Han Lianyun	Han Lianju

By: /s/	By: /s/
Name: Han Lianyun	Name: Han Lianju
Title: Shareholder	Title: Shareholder

Han Lianxue	Zhang Weihan

By: /s/	By: /s/
Name: Han Lianxue	Name: Zhang Weihan
Title: Shareholder	Title: Shareholder

Luan Yuehong	Zhang Chunming

By: /s/	By: /s/
Name: Luan Xuehong	Name: Zhang Chunming
Title: Shareholder	Title: Shareholder

Li Xinjun	Jiang Nana

By: /s/	By: /s/
Name: Li Xinjun	Name: Jiang Nana
Title: Shareholder	Title: Shareholder

Lang Fengxi

By: /s/
Name: Lang Fengxi
Title: Shareholder

ANNEX A
NOTICE FOR EQUITY PURCHASE

Han Lianyun (PRC ID No: 230103195609050068);
Han Lianju (PRC ID No: 230103195009061618);
Han Lianxue (PRC ID No: 230103195308233215);
Zhang Weihan (PRC ID No: 230103198105020037);
Luan Yuehong (PRC ID No: 230103198105270626);
Zhang Chunming (PRC ID No: 230502196901241312);
Li Xinjun (PRC ID No: 230106581023321);
Jiang Nana (PRC ID No: 230902197705081223); and
Lang Fengxi (PRC ID No: 230107196403211030) (collectively the “Shareholders” and individually a “Shareholder”);
Heilongjiang Shuaiyi New Energy Development Co., Ltd. (“Shuaiyi New Energy”)

Dear Sirs:

Reference is made to the Exclusive Purchase Option Agreement entered into by and among Han Lianyun, Han Lianju, Han Lianxue, Zhang Weihan, Luan Yuehong, Zhang Chunming, Li Xinjun, Jiang Nana, Lang Fengxi, Heilongjiang Shuaiyi and us as of _______ , 2010 (the “Purchase Option Agreement”). Terms and expressions defined in the Purchase Option Agreement have the same meanings when used herein.

We hereby elect to exercise the Equity Purchase Right as provided for under the Purchase Option Agreement, and to [purchase /designate [insert Designated Person(s)] as the Designated Persons to purchase] the [º] percentage ([º]%) equity interests (registered capital of Heilongjiang Shuaiyi) held by [insert Shareholder]. According to the Purchase Option Agreement, the Shareholders and Heilongjiang Shuaiyi shall complete the equity transfer as provided herein with 15 business days after receipt of this Notice.

Harbin Baixin Biotech Development Co., Ltd.

By:
Name:
Title:

Date:

ANNEX A

ANNEX B
EQUITY TRANSFER AGREEMENT

THIS EQUITY TRANSFER AGREEMENT (the “agreement”) is made on [insert date]:

BETWEEN

(1)	[The Shareholder who transfers equity interests] (“Transferor”); and

(2)	[Harbin Baixin Biotech Development Co., Ltd. or the Designated Person(s)] (“Transferee”).

IT IS AGREED AS FOLLOWS:

1.

The Transferor hereby agrees to sell to the Transferee, and the Transferee hereby agrees to purchase, from the Transferor, the [º] percentage ([º]%) equity interests ([º]% of the registered capital) of Heilongjiang Shuaiyi New Energy Development Co., Ltd. (the “Purchased Equity”).

2.

From and after the completion of the equity transfer, the Transferor shall not be entitled to any rights or benefits with respect to the Purchased Equity, and the Transferee shall acquire all rights and benefits with respect to the Purchased Equity.

3.

The validity, interpretation, performance and settlement of dispute of this agreement shall be governed by PRC Laws. All the disputes arising out of the execution and performance of this Agreement shall be resolved through friendly negotiations. In the event that any dispute is not resolved by friendly consultations within thirty (30) days after the date such dispute arises, either party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in force. The arbitration award shall be final and binding on the parties. Except for the matters in dispute, the Parties shall continue to perform the other provisions of this Agreement pending the resolution of the dispute.

4.	This Agreement shall become effective from the date of execution by both parties.

[Transferor]	[Transferee]

By:	By:
Name:	Name:
Title:	Title:

ANNEX B

ANNEX C
IRREVOCABLE POWER OF ATTORNEY

I hereby issues this Power of Attorney in accordance with the Exclusive Purchase Option Agreement entered into by and among Harbin Baixin Biotech Development Co., Ltd. (“Harbin Baixin”), Heilongjiang Shuaiyi New Energy Development Co., Ltd ( “Heilongjiang Shuaiyi”) and other Shareholders of the Heilongjiang Shuaiyi as of [º], 2010 (the “Purchase Option Agreement”).

I hereby irrevocably appoints and authorizes [Insert name of the designated person(s)] (the “Representative”) as my Representative, with full power and authority, to (i) prepare and execute the Equity Transfer Agreement (as defined in the Purchase Option Agreement); and (ii) prepare and execute all the other necessary documents relating to the transfer of the Purchased Equity Interests (as defined in the Purchase Option Agreement); and (iii) go through the relevant procedures for transfer of the Purchased Equity Interests.

I hereby agree and acknowledge that the Representative has full power and authority to exercise, in its sole discretion, the rights entrusted under this Power of Attorney, and I further undertakes to assume any obligations or liabilities resulting from the exercise by the Representative of the rights entrusted hereunder.

This Power of Attorney shall take effect as of the execution date and shall remain in effect during the term of the Purchase Option Agreement.

Signature:

By:
Name:
Date:

ANNEX C

Appendix D

Voting Rights Agreement

ENGLISH TRANSLATION
OF
VOTING RIGHTS PROXY AGREEMENT

This agreement (this “Agreement”) is entered into on _______, 2010 by and among:

(1)

Harbin Baixin Biotech Development Co., Ltd. (hereinafter referred to as “Harbin Baixin”) a wholly foreign owned enterprise with limited liability which is incorporated under the laws of the PRC, with its contact address at 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin 150080, China;

(2)	Han, Lianyun, female, a Chinese national with ID card number as 230103195609050068, with her contact address at Room 205, the 2nd Unit, No.75, Wenjing St., Nangang District, Harbin;

(3)	Han, Lianju, male, a Chinese national with ID card number as 230103195009061618, with his contact address at Deputy 509, Railway St., Nangang District, Harbin;

(4)	Han, Lianxue, male, a Chinese national with ID card number as 230103195308233215, with his contact address at No.18, Ashehe St., Nangang District, Harbin;

(5)	Zhang, Weihan, male, a Chinese national with ID card number as 230103198105020037, with his contact address at Room 205, the 2nd Unit, No.75, Wenjing St., Nangang District, Harbin;

(6)	Luan, Yuehong, female, a Chinese national with ID card number as 230103198105270626, with her contact address at Room 1610, the 1st Floor, No.59, West Dawang Road, Chaoyang District, Beijing;

(7)

Zhang, Chunming, male, a Chinese national with ID card number as 230502196901241312, with his contact address at No.13, Tiedong Alley, Zhanbei Road, Jianshan District, Shuangya Mountain City, Heilongjiang;

(8)	Li, Xinjun, male, a Chinese national with ID card number as 230106581023321, with his contact address at No.4, Xiangbin Road, Xiangfang District, Harbin;

(9)	Jiang, Nana, an Chinese national with ID card number as 230902197705081223, with his contact address at No.70, Dacheng St., Nangang District, Harbin;

(10)

Lang, Fengxi, male, a Chinese national with ID card number as 230107196403211030, with his contact address at Room 403, the 5th Unit, Dianji 2nd Building, No.10-5, Leyuan St., Dongli District, Harbin (collectively the “Shareholders” and individually a “Shareholder”); and

(11)

Heilongjiang Shuaiyi New Energy Development Co., Ltd. (hereinafter referred to as “Heilongjiang Shuaiyi”), a limited liability company incorporated under the laws of the PRC, with its contact address at No. 41, Hanguang St., Nangang District, Harbin.

Harbin Baixin, the Shareholders and Heilongjiang Shuaiyi are individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

A.

Han Lianyun, Han Lianju, Han Lianxue, Zhang Weihan, Luan Xuehong, Zhang Chunming, Li Xinjun, Jiang Nana, Lang Fengxi are the shareholders of Heilongjiang Shuaiyi. Han Lianyun holds 68.3% equity interests; Han Lianju holds 5% equity interests; Han Lianxue holds 5% equity interests; Zhang Weihan holds 5% equity interests; Luan Yuehong holds 4.66% equity interests; Zhang Chunming holds 4% equity interests; Li Xinjun holds 3.17% equity interests; Jiang Nana holds 3.17% equity interests and Lang Fengxi holds 1.7% equity interests, of Heilongjiang Shuaiyi.

B

According to the terms of this Agreement, each Shareholder agrees to unconditionally entrust the person designated by Harbin Baixin to exercise its voting rights and other rights as a shareholder of Heilongjiang Shuaiyi, Harbin Baixin agrees to accept such entrustment.

Therefore, the Parties have reached the following agreement

1.	Entrustment of Shareholders’ Rights

1.1

Each Shareholder hereby irrevocably entrusts Harbin Baixin and any entities or individuals designated by Harbin Baixin (collectively “Designated Persons” and each a “Designated Person”) to exercise its voting rights and other rights as a shareholder of Heilongjiang Shuaiyi, including but not limited to:

(1)	Attending the shareholders’ meetings of Heilongjiang Shuaiyi as a representative of the Shareholders;

(2)

Voting, as a representative of the Shareholders, on any matters to be discussed or decided by the shareholders’ meetings (including but not limited to supplement, amendment or modification of the Articles of Association of Heilongjiang Shuaiyi, election, appointment, removal or replacement of the directors, supervisors and senior management of Heilongjiang Shuaiyi);

(3)	Deciding the transfer or otherwise disposal of the equity interests enjoyed by the Shareholders in Heilongjiang Shuaiyi;

(4)	Other voting rights and rights as a shareholder of Heilongjiang Shuaiyi as specified in the Articles of Association of Heilongjiang Shuaiyi or applicable laws.

1.2

Harbin Baixin and the Designated Persons shall comply with the Articles of Association of Heilongjiang Shuaiyi and the relevant laws while exercising the shareholder’s rights on behalf of the Shareholders.

1.3

The Shareholders agree that they will not interfere with the exercise of the rights as provided for under Article 1.1 by Harbin Baixin or any Designated Person, and shall make their best efforts to assist Harbin Baixin or the Designated Persons to exercise such rights. The Shareholders further agree to execute timely all reasonable and necessary agreements, resolutions and other documents, and to take all necessary and appropriate actions so as to perform the requirements of this Agreement and to assist Harbin Baixin and the Designated Persons to exercise the shareholder’s rights.

1.4

The Shareholders hereby acknowledge that Harbin Baixin and Designated Person may exercise, at its own discretion, each right set forth under Article 1.1 and is not required to seek advice from the Shareholders.

1.5

The Shareholders shall separately execute a Power of Attorney substantially in the form attached hereto as Annex A to entrust the Designated Persons to exercise the rights set forth under Article 1.1. At any time during the term of this Agreement, once Harbin Baixin informs in writing the Shareholders to terminate the authorization given to any specific Designated Person, the Shareholders shall immediately terminate the authorization to such Designated Person and authorize the person designated by Harbin Baixin to exercise the rights set forth under Article 1.1.

1.6

If at any time during the term of this Agreement, the entrustment or exercise of the rights under Article 1.1 becomes unenforceable for any reason other than the breach of the Shareholders or Heilongjiang Shuaiyi, the Parties shall immediately seek the most similar alternative to the provisions in issue of this Agreement and, if necessary, enter into a supplementary agreement to amend or adjust the provisions hereof, in order to ensure the achievement of the purpose of this Agreement.

2.	Term of Entrustment

2.1

This Agreement shall take effect as of the execution date hereof and will remain in force until terminated by the Parties in writing or, if earlier, until all of the equity interests held by the Shareholders in Heilongjiang Shuaiyi have been lawfully and effectively transferred to Harbin Baixin and/or its designated person(s).

2.2

If any Shareholder transfers all of its equity interests of Heilongjiang Shuaiyi after obtaining Harbin Baixin’s consent, then such Shareholder shall cease to be a party to this Agreement, provide that the obligations and undertakings of the other Shareholders under this Agreement shall not be affected. If any Shareholder transfers its equity interests to any entity or individual other than Harbin Baixin or its designee after obtaining Harbin Baixin’s consent, such Shareholder shall, at the time of such transfer, cause the transferee to execute an agreement substantially the same as this Agreement to ensure that the rights of Harbin Baixin and the Designated Persons under this Agreement and the Power of Attorney will not be affected.

3.	Representations and Warranties

3.1	Each Party of this Agreement hereby represents and warrants to the other Parties that:

(1)	It is a legal person (where the party is a legal person) with independent status, duly registered and legally existing, and with full formalities;

(2)	It has the power and authority to execute this Agreement and to perform the obligations under this Agreement;

(3)	It has duly authorized a representative to execute this Agreement, which, upon its effective date, shall be binding on it;

(4)

The execution, delivery and performance of this Agreement by such party will not (i) conflict with, result in a breach or violation of or constitute (or with notice or lapse of time or both constitute) a default under, (A) the business license, articles of association, permits, government approval for its incorporation, agreements concerning its incorporation or any other charter documents of such Party, or (B) any PRC Laws or other laws and regulations to or by which such party is subject or bound, or (C) any contracts or other documents to which such Party is a party or to or by which it (or any of its properties or assets) is subject or bound; (ii) result in the creation of, or give any person the right to create, any lien or encumbrance upon the assets of such party; (iii) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any contracts or other documents to which such party is a party or to or by which it (or any of its properties or assets) is subject or bound; or (iv) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permits applicable to such party;

(5)

There is no lawsuit, arbitration or other judicial or administrative proceedings that are pending and affect such party’s ability to perform the obligations under this Agreement, and, to its knowledge, none of such proceedings is threatened; and

(6)

Such Party has disclosed to the other Parties all documents issued by any governmental authority that may have a material adverse effect on its ability to fully perform the obligations under this Agreement, and the documents provided by such Party to the other Parties do not contain any inaccurate statement of a material fact or omit to state a material fact.

3.2	If any representation and warranty made by any Party is untrue or inaccurate, it shall constitute a fundamental breach of such Party.

4.	Liabilities for Breach of Contract

4.1

Except as otherwise provided herein, if one Party (the “Party in Breach”) fails to perform a certain obligation hereunder or otherwise breaches this Agreement, the other Parties (the “Harmed Party”) may:

(1)

Serve a written notice to the Party in Breach stating the nature and scope of the breach and demanding the Party in Breach to cure such breach at its own expense within a reasonable period of time as specified therein (the “Cure Period”); and

(2)

If the Party in Breach fails to cure the breach during the Cure Period, the Harmed Party is entitled to demand that the Party in Breach assume all liabilities resulting therefrom, and compensate the Harmed Party for all economic losses actually incurred by the Harmed Party in connection therewith, including, without limitation, all attorneys’ fees and litigation and arbitration expenses relating thereto. The Harmed Party shall also be entitled to request that the court or arbitration panel order specific performance and/or compulsory enforcement of this Agreement. The remedies provided hereunder to the Harmed Party shall not affect the right of the Harmed Party to seek any other remedy provided by laws.

5.	Exemption and Compensation

5.1

The Parties acknowledge that Harbin Baixin shall not be required to assume any liabilities of any nature or make any economic or other compensation to the other Parties as a result of the exercise of each right under Article 1.1 by Harbin Baixin and the Designated Person.

5.2

The Shareholders and Heilongjiang Shuaiyi agree to compensate Harbin Baixin and the Designated Person for and hold it harmless against all losses incurred due to the exercise of the rights under Article 1.1 of this Agreement, including but not limited to any loss resulting from any litigation, charge, claim raised by any third party against it, or administrative investigation and sanction of any governmental authority, except for the losses incurred by Harbin Baixin or the Designated Person due to their willful misconduct or gross negligence.

6.	Governing Law and Dispute Resolution

6.1	This Agreement shall be governed by the PRC laws.

6.2

All the disputes arising out of the execution and performance of this Agreement shall be resolved through friendly negotiations. In the event that any dispute is not resolved by friendly consultations within thirty (30) days after the date such dispute arises, such dispute may be submitted by any Party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all the Parties.

6.3	Except for the matters in dispute, the Parties shall continue to perform the provisions hereof pending the resolution of the dispute.

7.	Miscellaneous

7.1

During the term of this Agreement, no Party shall transfer part or all of its rights or obligations hereunder to any third party without the prior written consent of the other Parties, provided that Harbin Baixin may transfer all or any of its rights and obligations hereunder.

7.2

In the event that any provision hereof becomes invalid, illegal or unenforceable in accordance with PRC laws, all there other provisions of this Agreement shall remain in full force and effect. In such event, the Parties shall negotiate in good faith to amend this Agreement and achieve, in a mutually acceptable method and to the extent possible, the original purpose of the Parties.

7.3	among the Parties with respect to the subject matter hereof and supersedes all prior consultations, negotiations and agreements among the Parties with respect to such subject matter.

7.4	certain right hereunder shall not constitute a waiver thereof, and a Party’s exercise or partial exercise of a certain right shall not preclude such Party from exercising such right in the future.

7.5	their lawful successors and assignees.

7.6	reference only and shall not affect the meaning or interpretation of the contents of this Agreement.

7.7	Unless otherwise provided, references to “Articles”, “Paragraphs” and “Annexes” are references to “Articles”, “Paragraphs” and “Annexes” hereof.

7.8

limited to the written letter or notice under this Agreement) served by a Party to the other Party shall be sent via mail or facsimile in a timely manner. A notice or written letter, if sent via mail, shall be deemed received as of the 3rd Working Day after the date of delivery, and, if sent via facsimile, shall be deemed to be received as of the first Working Day after the date of delivery.

7.9	in relation to this Agreement and relevant affairs.

7.10	This Agreement is written in the Chinese language in 11 original copies, one for each Party. The Parties may execute duplicate copies of this Agreement.

(The remainder of this page is intentionally left blank.)

This page is the signature page of the “Voting Rights Proxy Agreement”.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

Harbin Baixin Biotech Development	Heilongjiang Shuaiyi New Energy
Co., Ltd.	Development Co., Ltd.

By: /s/	By: /s/
Name:	Name:
Title: Authorized Representative	Title: Authorized Representative

Han Lianyun	Han Lianju

By: /s/	By: /s/
Name: Han Lianyun	Name: Han Lianju
Title: Shareholder	Title: Shareholder

Han Lianxue	Zhang Weihan

By: /s/	By: /s/
Name: Han Lianxue	Name: Zhang Weihan
Title: Shareholder	Title: Shareholder

Luan Yuehong	Zhang Chunming

By: /s/	By: /s/
Name: Luan Xuehong	Name: Zhang Chunming
Title: Shareholder	Title: Shareholder

Li Xinjun	Jiang Nana

By: /s/	By: /s/
Name: Li Xinjun	Name: Jiang Nana
Title: Shareholder	Title: Shareholder

Lang Fengxi

By: /s/
Name: Lang Fengxi
Title: Shareholder

ANNEX A
POWER OF ATTORNEY

I hereby issues this Power of Attorney in accordance with the Voting Rights Proxy Agreement entered into by and among Harbin Baixin Biotech Development Co., Ltd. ( “Harbin Baixin”), Heilongjiang Shuaiyi New Energy Development Co., Ltd (“Heilongjiang Shuaiyi”) and the other Shareholders of the Heilongjiang Shuaiyi as of [º] (the “Proxy Agreement”).

As a shareholder of [º]% equity interests of Heilongjiang Shuaiyi, I hereby authorizes [º] (the “Representative”) to act as my representative and exercise, according to the Articles of Associations of Heilongjiang Shuaiyi and the relevant laws, all voting rights and other rights as a shareholder of Heilongjiang Shuaiyi, including without limitation:

(1)	Attending the shareholders’ meetings of Heilongjiang Shuaiyi as my representative;

(2)	Voting, as my representative, on any matters to be discussed or decided by the shareholders’ meetings (including but not limited to supplement, amendment or modification of the Articles of Association of Heilongjiang Shuaiyi, election, appointment, removal or replacement of the directors, supervisors and senior management of Heilongjiang Shuaiyi);

(3)	Deciding the transfer or otherwise disposal of the equity interests enjoyed by the undersigned in Heilongjiang Shuaiyi;

(4)	Other voting rights and rights as a shareholder of Heilongjiang Shuaiyi as specified in the Articles of Association of Heilongjiang Shuaiyi or applicable laws.

I hereby agrees and acknowledges that the Representative has full power and authority to exercise, at its own discretion, the rights entrusted under this Power of Attorney, and I further undertakes to assume the obligations or liabilities arising from the exercise by the Representative of the rights entrusted under this Power of Attorney.

This Power of Attorney shall take effect as of the date of the execution and shall remain in effect during the term of the Proxy Agreement.

Signature:

By:
Name:
Date:

ANNEX A

Appendix E

Pledge Agreement

ENGLISH TRANSLATION
OF
EQUITY PLEDGE AGREEMENT

This agreement (this “Agreement”) is entered into on _______, 2010 by and among:

(1)

Harbin Baixin Biotech Development Co., Ltd. (hereinafter referred to as “Harbin Baixin”) a wholly foreign owned enterprise with limited liability which is incorporated under the laws of the PRC, with its contact address at 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin 150080, China;

(2)	Han, Lianyun, female, a Chinese national with ID card number as 230103195609050068, with her contact address at Room 205, the 2nd Unit, No.75, Wenjing St., Nangang District, Harbin;

(3)	Han, Lianju, male, a Chinese national with ID card number as 230103195009061618, with his contact address at Deputy 509, Railway St., Nangang District, Harbin;

(4)	Han, Lianxue, male, a Chinese national with ID card number as 230103195308233215, with his contact address at No.18, Ashehe St., Nangang District, Harbin;

(5)	Zhang, Weihan, male, a Chinese national with ID card number as 230103198105020037, with his contact address at Room 205, the 2nd Unit, No.75, Wenjing St., Nangang District, Harbin;

(6)	Luan, Yuehong, female, a Chinese national with ID card number as 230103198105270626, with her contact address at Room 1610, the 1st Floor, No.59, West Dawang Road, Chaoyang District, Beijing;

(7)

Zhang, Chunming, male, a Chinese national with ID card number as 230502196901241312, with his contact address at No.13, Tiedong Alley, Zhanbei Road, Jianshan District, Shuangya Mountain City, Heilongjiang;

(8)	Li, Xinjun, male, a Chinese national with ID card number as 230106581023321, with his contact address at No.4, Xiangbin Road, Xiangfang District, Harbin;

(9)	Jiang, Nana, an Chinese national with ID card number as 230902197705081223, with his contact address at No.70, Dacheng St., Nangang District, Harbin;

(10)

Lang, Fengxi, male, a Chinese national with ID card number as 230107196403211030, with his contact address at Room 403, the 5th Unit, Dianji 2nd Building, No.10-5, Leyuan St., Dongli District, Harbin (collectively the “Shareholders” and individually a “Shareholder”); and

(11)

Heilongjiang Shuaiyi New Energy Development Co., Ltd. (hereinafter referred to as “Heilongjiang Shuaiyi”), a limited liability company incorporated under the laws of the PRC, with its contact address at No. 41, Hanguang St., Nangang District, Harbin.

Harbin Baixin, the Shareholders and Heilongjiang Shuaiyi are individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

A.

Han Lianyun, Han Lianju, Han Lianxue, Zhang Weihan, Luan Xuehong, Zhang Chunming, Li Xinjun, Jiang Nana, Lang Fengxi are the shareholders of Heilongjiang Shuaiyi. Han Lianyun holds 68.3% equity interests; Han Lianju holds 5% equity interests; Han Lianxue holds 5% equity interests; Zhang Weihan holds 5% equity interests; Luan Yuehong holds 4.66% equity interests; Zhang Chunming holds 4% equity interests; Li Xinjun holds 3.17% equity interests; Jiang Nana holds 3.17% equity interests and Lang Fengxi holds 1.7% equity interests, of Heilongjiang Shuaiyi.

B.

On _____, 2010, Harbin Baixin and Heilongjiang Shuaiyi entered into the Technical Service Agreement (together with any supplement or amendment thereto, if any, hereinafter referred to as the “Service Agreement”).

C.

On _____, 2010, Harbin Baixin, the Shareholders and Heilongjiang Shuaiyi entered into the Voting Rights Proxy Agreement (together with any supplement or amendment thereto, if any, hereinafter referred to as the “Voting Rights Proxy Agreement”).

D.

On _____, 2010, Harbin Baixin, the Shareholders and Heilongjiang Shuaiyi entered into the Exclusive Purchase Option Agreement (together with any supplement or amendment thereto, if any, hereinafter referred to as the “Option Agreement”) (the Service Agreement, Proxy Agreement, Option Agreement and this Agreement are collectively referred to as the “Transaction Documents”).

E.

Each Shareholder agrees to pledge all of the equity interests of Heilongjiang Shuaiyi it holds to Harbin Baixin, collectively 100% of the equity interests of Heilongjiang Shuaiyi, as a security for the performance of all the Contract Obligations (as defined in Article 1.1); Harbin Baixin agrees to accept such equity pledge provided by the Shareholders.

Therefore, the Parties have reached the following agreement:

1.	Pledge

1.1

Each Shareholder agrees to pledge all of the equity interests of Heilongjiang Shuaiyi, collectively 100% of the equity interests of Heilongjiang Shuaiyi, (hereinafter referred to as the “Pledged Equity”) held by such Shareholder to Harbin Baixin, to secure the full and complete performance of Contract Obligations. The “Contract Obligations” as used in this Agreement shall mean all contractual obligations and liabilities on the part of the Shareholders under Proxy Agreement, Option Agreement and this Agreement, and all contractual obligations and liabilities on the part of Heilongjiang Shuaiyi under the Transaction Documents.

1.2

The security provided by way of pledge of the Pledged Equity shall cover all service fees and its interests, liquidated damages (if any), compensation under the Transaction Documents to which Harbin Baixin is entitled and all fees and expenses incurred in connection with the enforcement of the right as the pledgee (including but not limited to the attorneys fees, arbitration fees, and the appraisal and auction fees for the Pledged Equity).

1.3

The Shareholders and Heilongjiang Shuaiyi agree to register, within 3 days after the execution of this Agreement, the pledge of the Pledged Equity as provided hereunder on the shareholder’s list of Heilongjiang Shuaiyi, and send the original of such shareholder’s list to Harbin Baixin.

1.4

The Shareholders and Heilongjiang Shuaiyi agree to use their best efforts to complete the registration of the pledge provided hereunder with the industrial and commercial administrative authority and to use their best efforts to maintain the validity of the pledge registration.

2.	Exercise of the Pledgee’s Rights

2.1

In the event of any breach or default of Contract Obligations, Harbin Baixin shall be entitled to dispose of all or any part of the Pledged Equity held by any Shareholder (whether or not such Shareholder has breached Contractual Obligations), and shall have the priority to receive from the proceeds of such disposal the fees and expenses as provided under Article 1.2.

2.2

The Shareholders shall not interfere with Harbin Baixin’s exercise of the pledgee’s rights in accordance with the foregoing provisions of this Agreement and shall actively provide necessary assistance to Harbin Baixin for the successful exercise of the pledgee’s rights.

2.3

If the proceeds from the disposal of the Pledged Equity pursuant to Article 2.1 are insufficient to pay all the fees and expenses provided under Article 1.2, the Shareholders have the obligation to pay the remaining amount, and any proceeds remaining after the payment of all of the fees and expenses provided under Article 1.2 shall be returned to the Shareholders.

3.	Proceeds of the Pledged Equity

3.1

During the term of this Agreement, Harbin Baixin shall be entitled to receive all proceeds (if any) resulting from the Pledged Equity, including but not limited to the bonus, dividend and other returns on the Pledged Equity.

4.	Representations, Warranties and Covenants

4.1	Each Shareholder represents, warrants and covenants to Harbin Baixin as follows

(1)	The Shareholders has full power and authority to enter into this Agreement and to perform its obligations hereunder; from the execution date, this Agreement will be binding upon such Shareholder;

(2)

The Shareholder is the lawful holder of the Pledged Equity, has the right to pledge the Pledged Equity to Harbin Baixin; Harbin Baixin will not face any obstacle from a legal or practical perspective in its exercise of the pledgee’s rights.

(3)

The execution, delivery and performance of the agreement by each of the Shareholders will not (i) conflict with, result in a breach or violation of or constitute (or with notice or lapse of time or both constitute) a default under, (A) the business license, articles of association, permits, government approval for its incorporation, agreements concerning its incorporation or any other charter documents of such Party, or (B) any PRC Laws or other laws and regulations to or by which such party is subject or bound, or (C) any contracts or other documents to which such Party is a party or to or by which it (or any of its properties or assets) is subject or bound; (ii) result in the creation of, or give any person the right to create, any lien upon the assets of such Shareholder; (iii) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any contracts or other documents to which such Shareholder is a party or to or by which it (or any of its properties or assets) is subject or bound; or (iv) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permits applicable to such Shareholder.

(4)

At the date this Agreement becomes effective, the Pledged Equity is not subject to any mortgage, pledge or security interest in any other form, priority right, statutory lien, property preservation measure, quarantine, trusteeship, leasing right, options or encumbrances in other form (collectively referred to as the “Encumbrances”).

(5)	Without the prior written consent of Harbin Baixin, the Shareholders shall not:

(a)	Transfer or otherwise dispose of the Pledged Equity;

(b)	Directly or indirectly cause or permit the existence of any Encumbrance on the Pledged Equity.

(6)

Without the prior written consent of Harbin Baixin, the Shareholders shall not take any action which leads or may lead to the reduction of the value of the Pledged Equity or impairs the validity of the pledge under this Agreement. The Shareholders further covenants that during the term of this Agreement, the operations of Heilongjiang Shuaiyi comply in all material respects with the requirements of PRC Laws and the Shareholders will maintain the validity of all business licenses, permits authorizations and qualifications of Heilongjiang Shuaiyi.

(7)

If Harbin Baixin needs any legal documents such as relevant certificates, licenses, permits and authorizations in order to dispose of the Pledged Equity in accordance with this Agreement, the Shareholders shall unconditionally provide or cause to be provided such documents and shall facilitate such disposal of the Pledged Equity. The Shareholders covenant that, if the Pledged Equity is to be transferred to Harbin Baixin or its designated beneficiary, the Shareholders and/or Heilongjiang Shuaiyi will unconditionally perform all formalities as required by laws to ensure that Harbin Baixin or its designated beneficiary lawfully obtains the equity interests of Heilongjiang Shuaiyi, including but not limited to issuing the relevant certificates, executing the equity transfer agreement and other relevant documents.

5.	Effectiveness

5.1	This Agreement shall come into force from the execution date of this Agreement.

6.	Liabilities for Breach of Contract

6.1

Except as otherwise provided herein, if a Party (the “Party in Breach”) fails to perform a certain obligation hereunder or otherwise breaches this Agreement, the other Parties (the “Harmed Party”) may:

(1)

Serve a written notice to the Party in Breach stating the nature and scope of the breach and demanding the Party in Breach to cure such breach at its own expense within a reasonable period of time as specified therein (the “Cure Period”); and

(2)

If the Party in Breach fails to cure the breach during the Cure Period, the Harmed Party is entitled to demand that the Party in Breach assume all liabilities resulting therefrom, and compensate the Harmed Party for all economic losses actually incurred by the Harmed Party in connection therewith, including, without limitation, all attorneys’ fees and litigation and arbitration expenses relating thereto. The Harmed Party shall also be entitled to request that the court or arbitration panel order specific performance and/or compulsory enforcement of this Agreement. The remedies provided hereunder to the Harmed Party shall not affect the right of the Harmed Party to seek any other remedy provided by laws.

7.	Governing Law and Settlement of Disputes

7.1	The execution, effectiveness, interpretation and resolution of disputes of this Agreement shall be governed by PRC laws.

7.2

All the disputes arising out of the execution and performance of this Agreement shall be resolved through friendly negotiations. In the event that any dispute is not resolved by friendly consultations within thirty (30) days after the date such dispute arises, any Party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in force. The arbitration award shall be final and binding on the Parties.

7.3	Except for the matters in dispute, the Parties shall continue to perform the other provisions of this Agreement pending the resolution of the dispute.

8.	Confidentiality

8.1	Prior to and during the term of this Agreement, a Party may have disclosed or may disclose certain confidential information to the other Party (the “Recipient”) from time to time. The Recipient shall keep confidential such confidential information and shall not use such confidential information for any purposes other than those specifically provided for under this Agreement. The foregoing confidentiality obligation shall not apply to the information: (a) that was already in the Recipient’s possession prior to such disclosure, as demonstrated by documentation prepared prior to such disclosure; (b) that has entered the public domain through no breach of this Agreement by the Recipient; and (c) that was obtained by the Recipient from a third party who did not commit a breach of confidence with respect to such information.

8.2	The confidentiality obligations set forth above shall continue and survive the termination of this Agreement.

9.	Force Majeure

9.1

“Force Majeure” shall mean the unforeseeable, unavoidable and insurmountable events which prevent a Party from partially or fully performing this Agreement. Such events include but are not limited to earthquakes, typhoons, floods, fires, wars, strikes, riots, governmental acts, change to laws and regulations or their application.

9.2

If an event of Force Majeure occurs, the obligation of the impacted Party shall forthwith suspend during the period of delay caused by such Force Majeure, the performance period of the impacted Party shall be extended for a period of equal length, and no penalty or liability shall be imposed upon the impacted Party. If an event of Force Majeure occurs, the Parties shall immediately negotiate to seek a fair solution and make all reasonable efforts to minimize the impact of the Force Majeure.

10.	Miscellaneous Provisions

10.1	After this Agreement becomes effective, without the written consent of all the Parties, no Party shall unilaterally amend or modify this Agreement.

10.2

This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior consultations, negotiations and agreements among the Parties with respect to such subject matter.

10.3

A Party’s failure to exercise or delay in exercising a certain right hereunder shall not constitute a waiver thereof, and the exercise or partial exercise of a certain right by a Party shall not preclude such Party from exercising such right in the future.

10.4

During the term of this Agreement, no Party shall transfer part or all of its rights or obligations hereunder to any third party without the prior written consent of the other Parties, provided that Harbin Baixin may transfer all or any of its rights and/or obligations hereunder. This Agreement shall be binding on the Parties and their lawful successors and assignees.

10.5	Headings of all paragraphs are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

10.6	Unless otherwise provided, references to “Articles”, “Paragraphs” and “Annexes” are references to “Articles”, “Paragraphs” and “Annexes” of this Agreement.

10.7

Any notice or written letter (including but not limited to the written letter or notice under this Agreement) served by a Party to the other Party shall be sent via mail or facsimile in a timely manner. A notice or written letter, if sent via mail, shall be deemed received as of the 3rd Working Day after the date of delivery, and, if sent via facsimile, shall be deemed to received as of the first Working Day after the date of delivery.

10.8	This Agreement is written in the Chinese language in 11 original copies, one for each Party. The Parties may execute duplicate copies of this Agreement.

(The remainder of this page is intentionally left blank.)

This page is the signature page of the “Equity Pledge Agreement”.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

Harbin Baixin Biotech Development	Heilongjiang Shuaiyi New Energy
Co., Ltd.	Development Co., Ltd.

By: /s/	By: /s/
Name:	Name:
Title: Authorized Representative	Title: Authorized Representative

Han Lianyun	Han Lianju

By: /s/	By: /s/
Name: Han Lianyun	Name: Han Lianju
Title: Shareholder	Title: Shareholder

Han Lianxue	Zhang Weihan

By: /s/	By: /s/
Name: Han Lianxue	Name: Zhang Weihan
Title: Shareholder	Title: Shareholder

Luan Yuehong	Zhang Chunming

By: /s/	By: /s/
Name: Luan Xuehong	Name: Zhang Chunming
Title: Shareholder	Title: Shareholder

Li Xinjun	Jiang Nana

By: /s/	By: /s/
Name: Li Xinjun	Name: Jiang Nana
Title: Shareholder	Title: Shareholder

Lang Fengxi

By: /s/
Name: Lang Fengxi
Title: Shareholder

Exhibit A

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of  Nutrastar International Inc.:

We have audited the accompanying consolidated balance sheets of Nutrastar International Inc. (formerly known as Shuaiyi International New Resources Development Inc., the “Company”) as of December 31, 2009 and 2008 and the related consolidated statements of income and comprehensive income, stockholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Nutrastar International Inc. (formerly known as Shuaiyi International New Resources Development Inc., the “Company”) as of December 31, 2009 and 2008, the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Notes 1 and 18 (c), the consolidated financial statements were prepared on the assumption that New Zealand WAYNE’S New Resources Development Co., Ltd. will be able to pay up the investment money related to Heilongjiang Shuaiyi New Energy Development Co., Ltd. on or before June 30, 2010. In case New Zealand WAYNE’S New Resources Development Co., Ltd. fails to pay the amount in full on time, the basis of consolidation may not be appropriate.

/s/AGCA, Inc.

Arcadia, California
March 25, 2010

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

	December 31,
	2009	2008
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$20,115,677	$9,198,243
Accounts receivable, net	215,486	283,822
Inventories	616,073	1,168,079
Prepayments and other receivables	251,235	14,105
Total current assets	21,198,471	10,664,249
OTHER ASSETS
Intangible assets, net	2,747,402	3,183,995
Property, plant and equipment, net	10,396,507	10,902,976
Total assets	$34,342,380	$24,751,220
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$863	$3,206
Other payables and accruals	453,504	472,959
Payable for intangible asset – Current portion	878,709	877,886
Income tax payable	319,873	119,486
Due to related parties	49,794	8,998
Acquisition payable	8,736,833	8,778,861
Total current liabilities	10,439,576	10,261,396
NON-CURRENT LIABILITIES
Payable for intangible asset, net of current portion	-	877,886
Total liabilities	10,439,576	11,139,282
COMMITMENTS AND CONTINGENCIES (Note 18)
SHAREHOLDERS' EQUITY
Preferred Stock, $0.001 par value, 1,000,000 shares authorized, none and 727,520 shares issued and outstanding	-	727
Common stock, $0.001 par value, 190,000,000 shares authorized, 14,297,731 and 11,746,041 shares issued and outstanding	14,298	11,746
Additional paid-in capital	4,715,891	2,192,716
Statutory reserves	1,341,687	1,326,239
Retained earnings	16,858,012	9,131,744
Accumulated other comprehensive income	972,916	948,766
Total shareholders' equity	23,902,804	13,611,938
Total liabilities and shareholders' equity	$34,342,380	$24,751,220

See accompanying notes to consolidated financial statements

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(AMOUNTS EXPRESSED IN US DOLLAR)

	Year Ended December 31,
	2009	2008
NET REVENUE	$15,332,445	$12,989,760
Cost of sales	(4,563,965)	(4,604,948)
GROSS PROFIT	10,768,480	8,384,812
Selling expenses	(507,587)	(196,313)
General and administrative expenses	(1,356,499)	(1,416,111)
Loss on disposal of fixed assets	-	(31,247)
Income from operations	8,904,394	6,741,141
Other income (expenses):
Interest income	81,542	29,741
Exchange loss	(15,398)	(20,376)
Merger costs	-	(2,068,326)
Other, net	6,388	11,522
Total other income (expenses), net	72,532	(2,047,439)
Income before income taxes	8,976,926	4,693,702
Provision for income taxes	(1,235,210)	(974,653)
NET INCOME	7,741,716	3,719,049
OTHER COMPREHENSIVE INCOME:
Foreign currency translation adjustments	24,150	23,741
COMPREHENSIVE INCOME	$7,765,866	$3,742,790
Earnings per share
Basic	$0.590	$0.305
Diluted	$0.580	$0.305
Weighted average number of shares outstanding
Basic	13,131,521	12,198,913
Diluted	13,341,521	12,198,913

See accompanying notes to consolidated financial statements

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
 (AMOUNTS EXPRESSED IN US DOLLAR)

								Accumulated
	Preferred Stock		Common Stock		Additional			other
	Number		Number		paid-in	Statutory	Retained	comprehensive
	of shares	Amount	of shares	Amount	capital	reserves	earnings	income	Total

Balance at January 1, 2008	689,390	$689	-	$-	$86,174	$693,028	$6,045,906	$925,025	$7,750,822

Effect of reverse acquisition	-	-	11,746,041	11,746	(14,195)	-	-	-	(2,449)

Issue of shares	38,130	38	-	-	427,411	-	-	-	427,449

Share-based payment by shareholders	-	-	-	-	1,693,326	-	-	-	1,693,326

Net income	-	-	-	-	-	-	3,719,049	-	3,719,049

Foreign currency translation adjustment	-	-	-	-	-	-	-	23,741	23,741

Comprehensive income									3,742,790

Appropriation of statutory reserves	-	-	-	-	-	633,211	(633,211)	-	-

Balance at December 31, 2008	727,520	727	11,746,041	11,746	2,192,716	1,326,239	9,131,744	948,766	13,611,938

Issue of shares	-	-	1,000,000	1,000	2,499,000	-	-	-	2,500,000

Net income	-	-	-	-	-	-	7,741,716	-	7,741,716

Foreign currency translation adjustment	-	-	-	-	-	-	-	24,150	24,150

Comprehensive income									7,765,866

Appropriation of statutory reserves	-	-	-	-	-	15,448	(15,448)	-	-

Conversion of preferred stock into common stock	(727,520)	(727)	12,695,223	12,695	(11,968)	-	-	-	-

1-for-114.59 reverse split	-	-	(11,643,533)	(11,643)	11,643	-	-	-	-

Share-based payment	-	-	500,000	500	24,500	-	-	-	25,000

Balance at December 31, 2009	-	$-	14,297,731	$14,298	$4,715,891	$1,341,687	$16,858,012	$972,916	$23,902,804

See accompanying notes to consolidated financial statements.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

	Years Ended December 31,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,741,716	$3,719,049
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	1,004,386	1,123,447
Loss from disposition of property, plant and equipment	-	31,247
Merger costs	-	2,068,326
Share-based compensation expense	25,000	-
(Increase) decrease in assets:
Accounts receivable	68,574	(134,017)
Prepayments and other receivables	(237,020)	141,563
Inventories	552,874	(466,314)
Increase (decrease) in liabilities:
Accounts payable	(2,345)	(28,151)
Other payables and accruals	(19,890)	(35,852)
Income tax payable	200,193	38,245
Due to related parties	(8,998)	8,795
Net cash provided by operating activities	9,324,490	6,466,338
CASH FLOWS FROM INVESTING ACTIVITIES:
Payment of merger costs related to reverse acquisition	-	(375,000)
Purchase of property, plant and equipment	(49,155)	(32,501)
Proceeds from sale of property, plant and equipment	-	1,151,411
Net cash (used in) provided by investing activities	(49,155)	743,910
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issue of shares	2,500,000	427,449
Advances from shareholders	49,773	-
Repayment of acquisition payable	(50,269)	-
Repayment of payables for intangible asset	(878,349)	(865,292)
Net cash provided by (used in) financing activities	1,621,155	(437,843)
Foreign currency translation adjustment	20,944	277,490
INCREASE IN CASH AND CASH EQUIVALENTS	10,917,434	7,049,895
CASH AND CASH EQUIVALENTS, at the beginning of the year	9,198,243	2,148,348
CASH AND CASH EQUIVALENTS, at the end of the year	$20,115,677	$9,198,243
NON-CASH TRANSACTIONS
Share-based payment awarded by shareholders to consultants for services related to the reverse acquisition	$-	$1,693,326
Share-based payment to employees under equity incentive plan	$25,000	$-
SUPPLEMENTAL DISCLOSURE INFORMATION
Cash paid for interest	$-	$-
Cash paid for income taxes	$907,835	$892,547

See accompanying notes to consolidated financial statements

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 1	DESCRIPTION OF BUSINESS AND ORGANIZATION

Nutrastar International Inc. (“Nutrastar”)  was incorporated in the State of Nevada on December 22, 2002. On December 23, 2008, the Company completed a reverse acquisition of New Zealand WAYNE’S New Resources Development Co., Ltd. (“New Resources”). As a result of the reverse acquisition of New Resources, the Company is no longer a shell company and active business operations have been revived. Nutrastar together with its subsidiaries are referred to as the “Company”.

On May 19, 2009, the Company filed Amended and Restated Articles of Incorporation with the Nevada Secretary of State to amend the Company’s current Articles of Incorporation to, among other things, (1) change the name of the Company from “YzApp International Inc.” to “Shuaiyi International New Resources Development Inc.,” (2) increase the total number of shares of common stock that the Company has the authority to issue from 50,000,000 to 190,000,000 shares and (3) effect a one for 114.59 reverse split of the Company’s outstanding common stock (the “Reverse Split”). The detailed description of the Amendments is stated in the Company’s Form 8-K dated May 26, 2009.

On January 11, 2010, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, pursuant to which the Company further changed its name from "Shuaiyi International New Resources Development Inc." to "Nutrastar International Inc.".

As of December 31, 2009, details of the subsidiaries of the Company are as follows:

	Domicile and		Percentage
	date of		of effective
Subsidiaries’ names	incorporation	Paid-up capital	ownership	Principal activities
New Zealand WAYNE’S	British Virgin	$50,000	100%	Holding company of
New Resources	Islands			the other subsidiaries
Development Co., Ltd	March 13, 2008
(“New Resources”)
Heilongjiang Shuaiyi New	People’s	RMB60,000,000	100%	Principally engaged in
Energy Development Co.,	Republic of			investment holding
Ltd (“Heilongjiang	China (“PRC”)
Shuaiyi”)	July 11, 2006
Daqing Shuaiyi Biomass	PRC	RMB10,000,000	100%	Growing and sales of
Technology Co., Ltd.	August 8, 2005			Chinese Golden Grass,
(“Daqing Shuaiyi”)				which is widely used
for Chinese medicine
Harbin Shuaiyi Green and	PRC	RMB1,500,000	100%	Sales of agricultural
Specialty Food Trading	May 18, 2001			products
LLP. (“Harbin Shuaiyi”)

Reverse Acquisition

On December 23, 2008, the Company entered into a share exchange agreement ("Share Exchange Agreement”) under which the Company issued 689,390 shares of the Company’s series A preferred stock, par value $0.001, to the sole shareholder of New Zealand WAYNE’S New Resources Development Co., Ltd (“New Resources”) in exchange for all the issued and outstanding shares of New Resources (the “Share Exchange”). Immediately following the Share Exchange, the shareholder of New Resources owned approximately 94% of the Company’s total issued and outstanding share capital.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 1	DESCRIPTION OF BUSINESS AND ORGANIZATION (CONTINUED)

Reverse Acquisition (continued)

As a result, the Share Exchange has been accounted for as a reverse acquisition using the purchase method of accounting, whereby New Resources is deemed to be the accounting acquirer and Nutrastar (formerly YzAPP) to be the accounting acquiree. The financial statements before the date of Share Exchange are those of New Resources with the results of Nutrastar being consolidated from the date of Share Exchange. No goodwill has been recorded.

New Resources was incorporated in the British Virgin Islands, which owns 100% of the outstanding capital stock of Heilongjiang Shuaiyi. Heilongjiang Shuaiyi owns 100% equity interests in Daqing Shuaiyi and Harbin Shuaiyi.

Recapitalization of Daqing Shuaiyi and Harbin Shuaiyi

In September 2007, Heilongjiang Shuaiyi, Daqing Shuaiyi and Harbin Shuaiyi underwent a restructuring exercise whereby Heilongjiang Shuaiyi acquired 100% equity interests in Daqing Shuaiyi and Harbin Shuaiyi, and former ultimate controlling shareholders of Daqing Shuaiyi and Harbin Shuaiyi have become the controlling shareholders of New Energy.

Before and after the restructuring, all of the three entities, Heilongjiang Shuaiyi, Daqing Shuaiyi and Harbin Shuaiyi are under the common control.

This restructuring exercise has been accounted for as combinations of entities under common control using the “as if” pooling method of accounting, with no adjustment to the historical basis of the assets and liabilities of Daqing Shuaiyi and Harbin Shuaiyi and the operations were consolidated as though the restructuring occurred as of the beginning of the first accounting period presented in these financial statements.

The shareholding percentages before and after this restructuring exercise were as follows:

	Heilongjiang Shuaiyi		Daqing Shuaiyi		Harbin Shuaiyi
	Before	After	Before	After	Before	After
Shareholder	%	%	%	%	%	%
Heilongjiang Shuaiyi	-	-	-	100	-	100
Daqing	47.1	-		-	-	-
Lianyun Han, CEO of the Company	-	80.4		-	20	-
Weihan Zhang*	-	5.9	20	-	51	-
Heilongjiang Shuaiyi Science Development Co. Ltd.**	52.9	-	60	-	-	-
Lianju Han	-	5.9	10	-	-	-
Xinjun Li	-	-	5	-	29	-
Nana Jiang	-	-	5	-	-	-
Lianxue Han	-	5.9		-	-	-
Fengxi Lang	-	1.9		-	-	-
	100	100	100	100	100	100

*	Mr. Weihan Zhang is the son of Ms. Lianyun Han. Mr. Weihan Zhang and Ms. Lianyun Han are acting in concert and considered parties to the same control group.
**	Equity interests in Heilongjiang Shuaiyi Science Development Co. Ltd. are held as follows:
	(i)	44.47% by Ms. Lianyun Han;
	(ii)	40.86% by Mr. Weihan Zhang; and
	(iii)	14.67% by 9 other minority shareholders.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 1	DESCRIPTION OF BUSINESS AND ORGANIZATION (CONTINUED)

Recapitalization of Daqing Shuaiyi and Harbin Shuaiyi (continued)

Before the restructuring exercise, Ms. Lianyun Han together with her son, Mr. Weihan Zhang had an effective interest of 78.7% in Heilongjiang Shuaiyi, 71.2% in Daqing Shuaiyi, and 71% in Harbin Shuaiyi, respectively. Immediately after the restructuring exercise, Ms. Lianyun Han together with her son, Mr. Weihan Zhang, had an aggregate interest of 86.3% in Heilongjiang Shuaiyi, which holds a 100% interest in each of Daqing Shuaiyi and Harbin Shuaiyi. In addition, Ms. Lianyun Han has been the managing director of all the entities before and after, and throughout, this restructuring exercise. As a result, there was no change in control of the entities due to this restructuring exercise.

The considerations for the equity transfers in this restructuring exercise were based on the face value of the paid-up capital of Daqing Shuaiyi and Harbin Shuaiyi and satisfied in cash in compliance with the regulatory requirements in the PRC. The acquisitions of Daqing Shuaiyi and Harbin Shuaiyi were funded by the capital of Heilongjiang Shuaiyi, in which the former controlling shareholders of Daqing Shuaiyi and Harbin Shuaiyi had already established a majority ownership by way of cash contributions to Heilongjiang Shuaiyi’s paid-up capital.

Restructuring of Heilongjiang Shuaiyi

Pursuant to a restructuring plan intended to ensure compliance with regulatory requirements of the PRC, in July 2008, New Resources entered into a equity transfer agreement (“Equity Transfer Agreement”) to acquire 100% equity interest in Heilongjiang Shuaiyi from Ms. Lianyun Han, the then controlling shareholder and chairman of board of directors of Heilongjiang Shuaiyi, and Heilongjiang Shuaiyi’s other individual shareholders (collectively “Shuaiyi Founders”). The Equity Transfer Agreement was approved by the relevant PRC government authority on October 23, 2008. On November 24, 2008, Heilongjiang Shuaiyi obtained the Certificate of Approval for Establishment of Enterprises of Foreign Investment issued by Heilongjiang Provincial Government and a new business license was issued to Heilongjiang Shuaiyi on December 1, 2008.

As part of the restructuring plan, each of Shuaiyi Founders respectively entered into an earn-in agreement (“Earn-in Agreement”), dated September 12, 2008 (as amended on February 12, 2009) with New Zealand WAYNE’s Investment Holdings Co., Ltd., Heilongjiang Shuaiyi’s sole shareholder (“New Zealand”). Pursuant to the Earn-in Agreements, Shuaiyi Founders obtained the right and option to acquire controlling shares (“Option Shares”) in Shareholder at the par value of the Option Shares plus a nominal amount of $1,000, upon the satisfaction of each of the following conditions: (1) six months have expired since the date of the Share Exchange Agreement with Nutrastar (formerly YzAPP), provided that on or before that date, Ms. Lianyun Han and Heilongjiang Shuaiyi have entered into a binding employment agreement and Ms. Lianyun Han is employed by Heilongjiang Shuaiyi pursuant to that agreement on such date; (2) the U.S. Securities and Exchange Commission has declared a registration statement filed by the Company under the Securities Act effective, or investors who purchased common stock from the Company pursuant to a securities purchase agreement being able to sell their common stock under Rule 144; (3) Heilongjiang Shuaiyi and its subsidiaries have achieved not less than $1,560,000 in after-tax net income, as determined under US GAAP for the six months ended June 30, 2009; and (4) Heilongjiang Shuaiyi and its subsidiaries have achieved not less than $3,900,000 in pre-tax profits, as determined under US GAAP for the fiscal year 2009.

On January 28, 2010, the Company filed a registration statement on Form S-1, which was declared effective by SEC on February 4, 2010. As a result, all of the conditions to the Earn-in Agreement have been met such that Shuaiyi Founders are entitled to reacquire the ultimate legal ownership of Heilongjiang Shuaiyi.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
NOTE 1	DESCRIPTION OF BUSINESS AND ORGANIZATION (CONTINUED)

Restructuring of Heilongjiang Shuaiyi (continued)

Pursuant to the Earn-in Agreement, the New Zealand further agrees, among others, that throughout the exercise period of the Earn-in Agreement, without the prior written approval of Shuaiyi Founders:

(i)	it will not increase the number of authorized shares of the New Zealand’s common stock, or any increased authorized shares will be deemed as part of the Option Shares;
(ii)	keeps available the services of current officers and employees of New Resources and Heilongjiang Shuaiyi;
(iii)

New Resources and Heilongjiang Shuaiyi do not declare or pay any dividend or make any other distribution, nor do they repurchase, redeem or otherwise reacquire any equity of shares of capital stock or other securities.

Also as part of the restructuring plan, Heilongjiang Shuaiyi entered into separate loan agreements dated December 8, 2008, as amended on February 12, 2009, and promissory notes with Shuaiyi Founders, pursuant to which, Shuaiyi Founders have agreed to lend to Heilongjiang Shuaiyi a loan in the aggregate amount of RMB60,000,000 (approximately $8.8 million, “Subordinated Loan”). The amount of the Subordinated Loan exactly equals to the transfer price payable to the Shuaiyi Founders by New Resources for the acquisition of Heilongjiang Shuaiyi in compliance with regulatory requirements of the PRC. The Subordinated Loan ranks behind all other debts of Heilongjiang Shuaiyi, bears no interest and is only repayable after 10 years, in successive equal yearly payments beginning on the tenth anniversary of the Notes, December 8, 2018, and within the first month of each year thereafter. The final payment will be due on January 1, 2028.

According to the PRC rules and regulations, New Resources is required to settle the transfer price for acquisition of Heilongjiang Shuaiyi by way of remittance of the RMB60,000,000 to Shuaiyi Founders within three months from the issue of the new business license. However, New Resources has obtained the approval of the relevant business bureau for the extension of the time to one year until December 1, 2009. On January 4, 2010, the relevant PRC regulatory agency further extended the payment due date to June 30, 2010. As of December 31, 2009, New Resources has only paid $50,269 of the transfer price and, accordingly, the corresponding Subordinated Loan has not been drawn yet.

During and after this restructuring plan, there has been no change to the composition of the board of directors of Heilongjiang Shuaiyi. The board of directors of Heilongjiang Shuaiyi, chaired by Ms. Lianyun Han, has continued to comprise representatives of Shuaiyi Founders. Therefore, Heilongjiang Shuaiyi is still under the same operating and management control of Shuaiyi Founders. In addition, due to the Subordinated Loan, Shuaiyi Founders will not receive any cash amount, nor will there be any cash flow out of the combined entity during the whole period from the date of the Equity Transfer Agreement though the expiry of the Earn-in Agreement, at which time it is expected Shuaiyi Founders will have reacquired the ultimate legal controlling ownership of Heilongjiang Shuaiyi. Furthermore, by providing the Subordinated Loan to Heilongjiang Shuaiyi and obtaining the agreement of the New Zealand on not declaring any dividend throughout the exercise period of the Earn-in Agreement without the prior written approval of Shuaiyi Founders, Shuaiyi Founders continue to bear the residual risks and rewards relating to Heilongjiang Shuaiyi. As a result, this restructuring has been accounted for as a recapitalization of Heilongjiang Shuaiyi with no adjustment to the historical basis of the assets and liabilities of Heilongjiang Shuaiyi. Results of Heilongjiang Shuaiyi have been consolidated as though the restructuring occurred as of the beginning of the first accounting period presented in these financial statements.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Principle of consolidation

These consolidated financial statements include the financial statements of Nutrastar and its subsidiaries. All significant inter-company balances or transactions have been eliminated on consolidation.

Basis of preparation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these consolidated financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the date of these consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ from these estimates under different assumptions or conditions.

Reclassification

Certain prior year balances have been reclassified to conform to the current year’s financial statement presentation. These reclassifications had no impact on previously reported financial position, results of operations, or cash flows.

Cash and cash equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less. Because of the short maturity of these investments, the carrying amounts approximate their fair value. Restricted cash is excluded from cash and cash equivalents.

Accounts receivable

Accounts receivable is stated at cost, net of allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.

Inventories

Inventories are stated at the lower of cost, determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management will write down the inventories to market value if it is below cost. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Financial instruments

The Company values its financial instruments as required by FASB ASC 320-12-65 (formerly SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”). The estimated fair value amounts have been determined by the Company, using available market information or other appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop estimates of fair value. Consequently, the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, trade accounts receivable, other current assets; trade accounts payable, accrued expenses, other current liabilities, and due to related parties.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1	-	Quoted prices in active markets for identical assets or liabilities.
Level 2	-

Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	-	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying values of cash and cash equivalents, trade receivables and payables, and short-term debts approximate their fair values due to their short maturities.

There were no assets and liabilities measured at fair value on a nonrecurring basis as of December 31, 2009 and 2008.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of property, plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life
(In years)
Buildings	20-40
Machinery and motor vehicles	5-10
Office equipment	5

The carrying value of property, plant and equipment is assessed annually and when factors indicating impairment is present, the carrying value of the property, plant and equipment is reduced by the amount of the impairment. The Company determines the existence of such impairment by measuring the expected future cash flows (undiscounted and without interest charges) and comparing such amount to the net asset carrying value. An impairment loss, if exists, is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Intangible assets

The Company’s intangible assets include a ten-year exclusive right to use a secret process and computer software. The Company’s amortization policy on intangible assets is as follows:

Useful Life
(In years)
Exclusive right	10
Computer software	4

The Company accounts for its intangible assets pursuant to FASB ASC Subtopic 350-30, “General Intangibles Other Than Goodwill”. Under ASC 350-30-35, intangibles with definite lives continue to be amortized on a straight-line basis over the lesser of their estimated useful lives or contractual terms. Intangibles with indefinite lives are evaluated at least annually for impairment by comparing the asset’s estimated fair value with its carrying value, based on cash flow methodology.

Impairment of goodwill is tested at least annually at the reporting unit. The test consists of two steps. Firstly, the Company identifies potential impairment by comparing the fair value of the reporting unit to its carrying amount, including goodwill. If the fair value of the reporting unit is greater than its carrying amount, goodwill is not considered impaired. Secondly, if there is impairment identified in the first step, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation, in accordance with FASB ASC 805-10, “Business Combinations”. If the carrying value of a reporting unit exceeds its estimated fair value, the Company compares the implied fair value of the reporting unit’s goodwill to its carrying amount, and any excess of the carrying value over the fair value is charged to earnings. The Company’s fair value estimates are based on numerous assumptions and it is possible that actual fair value will be significantly different than the estimates.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Impairment of long-lived assets

The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. An impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets, including goodwill, if any. An impairment loss is measured and recorded based on discounted estimated future cash flows. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups.

Revenue recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectability is reasonably assured.

Sales revenue is recognized net of value added and sales related taxes, sales discounts and returns at the time when the merchandise is delivered to the customer. Based on historical experience, management estimates that sales returns are immaterial and has not made allowance for estimated sales returns.

Research and development costs

Research and development costs are expensed to operations as incurred. Research and development costs were $36,728 and $32,815 for the years ended December 31, 2009 and 2008, respectively.

Advertising costs

The Company expenses all advertising costs as incurred. Advertising costs charged to selling expenses were $1,915 and $3,258 for the years ended December 31, 2009 and 2008, respectively.

Shipping and handling costs

Substantially all costs of shipping and handling of products to customers are included in selling expense. Shipping and handling costs for the years ended December 31, 2009 and 2008 were nil and $298, respectively.

Share-Based Payments

The Company accounts for share-based compensation awards to employees in accordance with FASB ASC Topic 718, “Compensation – Stock Compensation”, which requires that share-based payment transactions with employees be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period.

The Company accounts for share-based compensation awards to non-employees in accordance with FASB ASC Topic 718 and FASB ASC Subtopic 505-50, “Equity-Based Payments to Non-employees”. Under FASB ASC Topic 718 and FASB ASC Subtopic 505-50, stock compensation granted to non-employees has been determined as the fair value of the consideration received or the fair value of equity instrument issued, whichever is more reliably measured and is recognized as expenses as the goods or services are received.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income taxes

The Company is subject to income taxes in the United States and other foreign jurisdictions where it operates. The Company accounts for income taxes in accordance with FASB ASC Topic 740, “Income Taxes”. FASB ASC Topic 740 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

The Company’s income tax returns are subject to examination by the Internal Revenue Service (“IRS”) and other tax authorities in the locations where it operates. The Company assesses potentially unfavorable outcomes of such examinations based on the criteria of FASB ASC 740-10-25-5 through 740-10-25-7 and 740-10-25-13 (formerly FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”) which the Company adopted on January 1, 2007. The interpretation prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This Interpretation also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

Comprehensive income

FASB ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and displaying comprehensive income and its components in the consolidated financial statements. Accumulated other comprehensive income includes foreign currency translation adjustments.

Foreign currency

The Company uses the United States dollars (“US Dollar” or “US$” or “$”) for financial reporting purposes. The PRC subsidiaries within the Company maintains the books and records in their functional currency, Chinese Renminbi (“RMB”), being the lawful currency in the PRC. Assets and liabilities of the PRC subsidiaries are translated from RMB into US Dollars using the applicable exchange rates prevailing at the balance sheet date. Items on the statement of operations are translated at average exchange rates during the reporting period. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the Company’s financial statements are recorded as accumulated other comprehensive income.

The exchange rates used to translate amounts in RMB into U.S. Dollars for the purposes of preparing the consolidated financial statements are based on the rates as published on the website of People’s Bank of China and are as follows:-

	December 31, 2009	December 31, 2008
Balance sheet items, except for equity accounts	US$1=RMB6.8282	US$1=RMB6.8346
Items in the statements of income and cash flows	US$1=RMB6.8310	US$1=RMB6.9480

No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the above rates.

The value of RMB against U.S. dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions. Any significant revaluation of RMB may materially affect the Company’s financial condition in terms of U.S. dollar reporting.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings per share

The Company reports earnings per share in accordance with the provisions of FASB ASC Topic 260, "Earnings per Share." FASB ASC Topic 260 requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings per share excludes dilution and is computed by dividing income available to common stockholders by the weighted average common shares outstanding during the period. Diluted earnings per share takes into account the potential dilution (using the treasury stock method) that could occur if securities or other contracts to issue common stock were exercised and converted into common stock.

All per share data including earnings per share has been retroactively restated to reflect the reverse acquisition on December 23, 2008 whereby the 689,390 shares of preferred stock issued by Nutrastar (the nominal acquirer) to the shareholder of New Resources (the nominal acquiree) are deemed to be the number of shares outstanding for the period prior to the reverse acquisition. For the period after the reverse acquisition, the number of shares considered to be outstanding is the actual number of shares outstanding during that period.

As discussed in note 1, the Company effected a 1-for-114.59 Reverse Split of its common stock and all outstanding shares of Series A Preferred Stock were automatically converted to common stock. The weighted average number of shares for the purposes of calculating the earnings per share has been retroactively adjusted as if the Reverse Split took effect as of the beginning of the earliest period presented. As holders of Series A Preferred Stock were entitled to vote with the holders of common stock on all matters on a an as-converted to common stock basis, basic and diluted earnings per share have been calculated and presented on the basis that all shares of the Company’s common stock and Series A Preferred Stock are considered a single class and on an as-converted to common stock basis before the Reverse Split.

The following table is a reconciliation of the net income and the weighted average shares used in the computation of basic and diluted earnings per share for the periods presented:

	Year ended December 31,
	2009	2008
Income for the purposes of basic and diluted EPS:	$7,741,716	$3,719,049
Weighted average number of shares:
- Basic	13,131,521	12,198,913
- Effect of dilutive warrants	210,000	–
- Diluted	13,341,521	12,198,913

Segment reporting

The Company follows FASB ASC Topic 280, “Segment Reporting”, which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance.

The Company believes that during the years ended December 31, 2009 and 2008, it operated in two business segments – growing and sales of Chinese Golden Grass, which is widely used for Chinese medicine, and sales of agricultural products, respectively. Throughout the years ended December 31, 2009 and 2008, all of the Company’s operations were carried out in one geographical segment - China.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Commitments and contingencies

The Company follows FASB ASC Subtopic 450-20, “Loss Contingencies” in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

Recent accounting pronouncements

In June 2009, the FASB established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative U.S generally accepted accounting principles (GAAP) recognized by the FASB to be applied to nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The ASC superseded all previously existing non-SEC accounting and reporting standards, and any prior sources of U.S. GAAP not included in the ASC or grandfathered are not authoritative. New accounting standards issued subsequent to June 30, 2009 are communicated by the FASB through Accounting Standards Updates (ASUs). The ASC did not change current U.S. GAAP but changes the approach by referencing authoritative literature by topic (each a “Topic”) rather than by type of standard. The ASC has been effective for the Company effective July 1, 2009. Adoption of the ASC did not have a material impact on the Company’s Consolidated Financial Statements, but references in the Company’s Notes to Consolidated Financial Statements to former FASB positions, statements, interpretations, opinions, bulletins or other pronouncements are now presented as references to the corresponding Topic in the ASC.

Effective January 1, 2009, the Company adopted FASB ASC 350-30 and ASC 275-10-50 (formerly FSP FAS 142-3, Determination of the Useful Life of Intangible Assets), which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets. The Company will apply ASC 350-30 and ASC 275-10-50 prospectively to intangible assets acquired subsequent to the adoption date. The adoption of these revised provisions had no impact on the Company’s Consolidated Financial Statements.

Effective January 1, 2009, the Company adopted FASB ASC 815-10-65 (formerly SFAS 161, Disclosures about Derivative Instruments and Hedging Activities), which amends and expands previously existing guidance on derivative instruments to require tabular disclosure of the fair value of derivative instruments and their gains and losses., This ASC also requires disclosure regarding the credit-risk related contingent features in derivative agreements, counterparty credit risk, and strategies and objectives for using derivative instruments. The adoption of this ASC did not have a material impact on the Company’s Consolidated Financial Statements.

During 2008, the Company adopted FASB ASC 820-10 (formerly FSP FAS 157-2, Effective Date of FASB Statement 157), which deferred the provisions of previously issued fair value guidance for nonfinancial assets and liabilities to the first fiscal period beginning after November 15, 2008. Deferred nonfinancial assets and liabilities include items such as goodwill and other nonamortizable intangibles. Effective January 1, 2009, the Company adopted the fair value guidance for nonfinancial assets and liabilities. The adoption of FASB ASC 820-10 did not have a material impact on the Company’s Consolidated Financial Statements.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

Effective January 1, 2009, the Company adopted FASB ASC 810-10-65 (formerly SFAS 160,

Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51), which amends previously issued guidance to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary, which is sometimes referred to as minority interest, is an ownership interest in the consolidated entity that should be reported as equity. Among other requirements, this Statement requires that the consolidated net income attributable to the parent and the noncontrolling interest be clearly identified and presented on the face of the consolidated income statement. The adoption of the provisions in this ASC did not have a material impact on the Company’s Consolidated Financial Statements.

Effective January 1, 2009, the Company adopted FASB ASC 805-10, (formerly SFAS 141R, Business Combinations), which establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in an acquiree and the goodwill acquired. In addition, the provisions in this ASC require that any additional reversal of deferred tax asset valuation allowance established in connection with fresh start reporting on January 7, 1998 be recorded as a component of income tax expense rather than as a reduction to the goodwill established in connection with the fresh start reporting. The Company will apply ASC 805-10 to any business combinations subsequent to adoption.

Effective January 1, 2009, the Company adopted FASB ASC 805-20 (formerly FSP FAS 141R-1,

Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies), which amends ASC 805-10 to require that an acquirer recognize at fair value, at the acquisition date, an asset acquired or a liability assumed in a business combination that arises from a contingency if the acquisition-date fair value of that asset or liability can be determined during the measurement period. If the acquisition-date fair value of such an asset acquired or liability assumed cannot be determined, the acquirer should apply the provisions of ASC Topic 450, Contingences, to determine whether the contingency should be recognized at the acquisition date or after such date. The adoption of ASC 805-20 did not have a material impact on the Company’s Consolidated Financial Statements.

Effective July 1, 2009, the Company adopted FASB ASC 825-10-65 (formerly FASB Staff Position (“FSP”) No. FAS 107-1 and Accounting Principles Board 28-1, Interim Disclosures about Fair Value of Financial Instruments), which amends previous guidance to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. The adoption of FASB ASC 825-10-65 did not have a material impact on the Company’s Consolidated Financial Statements.

Effective July 1, 2009, the Company adopted FASB ASC 320-10-65 (formerly FSP FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments). Under ASC 320-10-65, an other-than-temporary impairment must be recognized if the Company has the intent to sell the debt security or the Company is more likely than not will be required to sell the debt security before its anticipated recovery. In addition, ASC 320-10-65 requires impairments related to credit loss, which is the difference between the present value of the cash flows expected to be collected and the amortized cost basis for each security, to be recognized in earnings while impairments related to all other factors to be recognized in other comprehensive income. The adoption of ASC 320-10-65 did not have a material impact on the Company’s Consolidated Financial Statements.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

Effective July 1, 2009, the Company adopted FASB ASC 820-10-65 (formerly FSP FAS 157-4,

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly), which provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset or liability has significantly decreased when compared with normal market activity for the asset or liability as well as guidance on identifying circumstances that indicate a transaction is not orderly. The adoption of ASC 820-10-65 did not have a material impact on the Company’s Consolidated Financial Statements.

Effective July 1, 2009, the Company adopted FASB ASC 855-10 (formerly SFAS 165, Subsequent Events), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date, but before financial statements are issued or are available to be issued. Adoption of ASC 855-10 did not have a material impact on the Company’s Consolidated Financial Statements.

In the fourth quarter of fiscal 2009, the Company adopted ASC 715, Compensation – Retirement Benefits

(formerly FASB FSP FAS 132(R)-1, Employers’ Disclosures about Postretirement Benefit Plan Assets), which expands the disclosure requirements about plan assets for defined benefit pension plans and postretirement plans. The adoption of these disclosure requirements has had no material effect on the Company’s Consolidated Financial Statements.

In the quarter ended December 31, 2009, the Company adopted ASC Update No. 2009-05, which provides guidance on measuring the fair value of liabilities under FASB ASC 820 (formerly SFAS 157, Fair Value Measurements). . The adoption of this Update has had no material effect on the Company’s Consolidated Financial Statements.

In January 2010, the FASB issued ASU No. 2010-05—Compensation—Stock Compensation (Topic 718): Escrowed Share Arrangements and the Presumption of Compensation. This Update simply codifies EITF Topic No. D-110, “Escrowed Share Arrangements and the Presumption of Compensation” dated June 18, 2009. ASU No. 2010-05 includes the SEC staff announcement at the EITF meeting that clarified SEC staff views on overcoming the presumption that for certain shareholders escrowed share arrangements represent compensation. Historically, the SEC staff has expressed the view that an escrowed share arrangement involving the release of shares to certain shareholders based on performance-related criteria is presumed to be compensatory. The SEC staff clarified that entities should consider the substance of the transaction in evaluating whether the presumption of compensation may be overcome, including whether the transaction was entered into for a reason unrelated to employment, such as to facilitate a financing transaction. In that situation, the staff generally believes that the escrowed shares should be reflected as a discount in the allocation of proceeds. The Company has applied the SEC staff announcement to any escrowed share arrangement effective from June 18, 2009.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New accounting pronouncement to be adopted

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets – an amendment of FASB Statement No. 140, (codified by ASU No. 2009-16 issued in December 2009). SFAS No. 166 limits the circumstances in which a financial asset should be derecognized when the transferor has not transferred the entire financial asset by taking into consideration the transferor’s continuing involvement. The standard requires that a transferor recognize and initially measure at fair value all assets obtained (including a transferor’s beneficial interest) and liabilities incurred as a result of a transfer of financial assets accounted for as a sale. The concept of a qualifying special-purpose entity is removed from SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” along with the exception from applying FIN 46(R), Consolidation of Variable Interest Entities. The standard is effective for the first annual reporting period that begins after November 15, 2009 (i.e. the Company’s fiscal 2010). Earlier application is prohibited. It is expected the adoption of this Statement will have no material effect on the Company’s Consolidated Financial Statements.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R), (codified by ASU No. 2009-17 issued in December 2009). The standard amends FIN No. 46(R) to require a company to analyze whether its interest in a variable interest entity (“VIE”) gives it a controlling financial interest. A company must assess whether it has an implicit financial responsibility to ensure that the VIE operates as designed when determining whether it has the power to direct the activities of the VIE that significantly impact its economic performance. Ongoing reassessments of whether a company is the primary beneficiary are also required by the standard. SFAS No. 167 amends the criteria to qualify as a primary beneficiary as well as how to determine the existence of a VIE. The standard also eliminates certain exceptions that were available under FIN No. 46(R). This Statement will be effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009 (i.e. the Company’s fiscal 2010). Earlier application is prohibited. Comparative disclosures will be required for periods after the effective date. It is expected the adoption of this Statement will have no material effect on the Company’s Consolidated Financial Statements.

In October 2009, the FASB concurrently issued the following ASC Updates (ASU):

•     ASU No. 2009-13—Revenue Recognition (ASC Topic 605): Multiple-Deliverable Revenue Arrangements (formerly EITF Issue No. 08-1). ASU No. 2009-13 modifies the revenue recognition guidance for arrangements that involve the delivery of multiple elements, such as product, software, services or support, to a customer at different times as part of a single revenue generating transaction. This standard provides principles and application guidance to determine whether multiple deliverables exist, how the individual deliverables should be separated and how to allocate the revenue in the arrangement among those separate deliverables. The standard also expands the disclosure requirements for multiple deliverable revenue arrangements.

•     ASU No. 2009-14—Software (ASC Topic 985): Certain Revenue Arrangements That Include Software Elements (formerly EITF Issue No. 09-3). ASU No. 2009-14 removes tangible products from the scope of software revenue recognition guidance and also provides guidance on determining whether software deliverables in an arrangement that includes a tangible product, such as embedded software, are within the scope of the software revenue guidance.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 2	SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New accounting pronouncement to be adopted (continued)

•     ASU No. 2009-13 and ASU No. 2009-14 should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with earlier application permitted. Alternatively, an entity can elect to adopt these standards on a retrospective basis, but both these standards must be adopted in the same period using the same transition method. The Company expects to apply these ASU Updates on a prospective basis for revenue arrangements entered into or materially modified beginning April 1, 2011. The Company is currently evaluating the potential impact these ASC Updates may have on its financial position and results of operations.

In October 2009, the FASB also issued ASU No. 2009-15—Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing. ASU 2009-15 amends ASC 470-20, Debt with Conversion and Other Options, to provide accounting and reporting guidance for own-share lending arrangements issued in contemplation of convertible debt issuance. ASU 2009-15 is effective for fiscal years beginning on or after December 15, 2009 (i.e. the Company’s fiscal 2010) with retrospective application required. The Company is currently evaluating the potential impact this ASC Updates may have on its financial position and results of operations.

In January 2010, the FASB issued the following ASC Updates:

•     ASU No. 2010-01—Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash. This Update clarifies that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in EPS prospectively and is not a stock dividend for purposes of applying Topics 505 and 260 (Equity and Earnings Per Share). The amendments in this Update are effective for interim and annual periods ending on or after December 15, 2009 with retrospective application.

•     ASU No. 2010-02—Consolidation (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary. This Update amends Subtopic 810-10 and related guidance to clarify that the scope of the decrease in ownership provisions of the Subtopic and related guidance applies to (i) a subsidiary or group of assets that is a business or nonprofit activity; (ii) a subsidiary that is a business or nonprofit activity that is transferred to an equity method investee or joint venture; and (iii) an exchange of a group of assets that constitutes a business or nonprofit activity for a noncontrolling interest in an entity, but does not apply to: (i) sales of in substance real estate; and (ii) conveyances of oil and gas mineral rights. The amendments in this Update are effective beginning in the period that an entity adopts FAS 160 (now included in Subtopic 810-10).

•     ASU No. 2010-06—Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This Update amends Subtopic 820-10 that require new disclosures about transfers in and out of Levels 1 and 2 and activity in Level 3 fair value measurements. This Update also amends Subtopic 820-10 to clarify certain existing disclosures. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010.

The Company expects that the adoption of the above Updates issued in January 2010 will not have any significant impact on its financial position and results of operations.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s Consolidated Financial Statements upon adoption.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 3	ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	As of December 31,
	2009	2008
Accounts receivable	$215,486	$283,822
Less: Allowance for doubtful debts	-	-
Accounts receivable, net	$215,486	$283,822

NOTE 4	INVENTORIES

Inventories by major categories are summarized as follows:

	As of December 31,
	2009	2008
Raw materials	$183,934	$147,824
Work in progress	294,983	832,680
Finished goods	137,156	187,575
Total	$616,073	$1,168,079

NOTE 5	PREPAYMENTS AND OTHER RECEIVABLES

Prepayments and other receivables consist of the following:

	As of December 31,
	2009	2008
Prepayments	$12,812	$-
Other receivables, net of $nil allowance	238,423	14,105
	$251,235	$14,105

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 6	INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	As of December 31,
	2009	2008
Computer software, cost	$1,454	$1,453
Exclusive right to use a secret process, cost	4,395,309	4,391,193
Less: Accumulated amortization	(1,649,361)	(1,208,651)
	$2,747,402	$3,183,995

In April 2006, the Company purchased from a third party a ten-year exclusive right to use a secret process and method in the cultivation and growing of Chinese Golden Grass, which is widely used for Chinese medicine, for a cash consideration of RMB30,000,000, payable over five years. The exclusive right is amortized over its term of ten years using the straight-line method.

Amortization expenses for the years ended December 31, 2009 and 2008 were $439,398 and $432,597, respectively.

NOTE 7	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2009	2008
Cost:
Buildings	$11,672,404	$11,647,541
Office equipment	15,264	9,317
Machinery	128,286	98,903
Motor vehicles	54,842	54,790
Total cost	11,870,796	11,810,551
Less: Accumulated depreciation	(1,474,289)	(907,575)
Net book value	$10,396,507	$10,902,976

Depreciation expenses for the years ended December 31, 2009 and 2008 were $564,988 and $690,850, respectively.

NOTE 8	OTHER PAYABLES AND ACCRUALS

Other payables and accruals consisted of the following:

	As of December 31,
	2009	2008
Accrued staff costs	$370,395	$235,421
Other taxes payable	25,030	232,481
Other payables	58,079	5,057
	$453,504	$472,959

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 9	PAYABLE FOR INTANGIBLES

As described in Note 6, the Company purchased an exclusive right from an independent party for a secret process and method for a stated value of RMB30,000,000 payable over 5 years from the date of purchase. The agreement provides that all payments by the Company for the secret process and method will be refundable if the secret process and method proves ineffective. Under ASC Subtopic 835-30, “Imputation of Interest” (formerly APB 21, “Interest on Receivables and Payables”), the payable for intangibles are stated without imputed interest as the noninterest factor fairly represents the warranty for performance.

The following table presents the amounts payable for the next five years and thereafter:

Year ending December 31, 2010	$878,709
2011 and thereafter	-
Total	878,709
Current portion	878,709
Non-current portion	$-

NOTE 10	ACQUISITION PAYABLE

The acquisition payable represents the transfer price of RMB60,000,000 payable by New Resources for the acquisition of 100% equity interest in Heilongjiang Shuaiyi, as further discussed in Note 18, the acquisition payable is due for payment in full on or before June 30, 2010 by New Resources to Shuaiyi Founders who are also shareholders of the Company.

NOTE 11	SHAREHOLDERS’ EQUITY

Series A Voting Convertible Preferred Stock

In accordance with the Company’s Articles of Incorporation, the Company’s Board of Directors unanimously approved the filing of a Certificate of Designation designating and authorizing the issuance of up to 800,000 shares of our Series A Voting Preferred Stock. The Certificate of Designation was filed on December 22, 2008. The holders of the Company’s Series A Preferred Stock are entitled to vote on all matters together with all other classes of stock on an as-converted to common stock basis. Holders of Series A Preferred Stock have protective class voting veto rights on matters, such as business combination transactions, payment of dividends, the issuance of other classes of stock with senior rights, changes to our charter documents and stock redemptions. Shares of Series A Preferred Stock have a senior liquidation payment preference in the event of a liquidation or sale of the Company.

On December 23, 2008, which was the date of the Share Exchange as set out in Note 1, the Company entered into an amendment, (the “ Amendment ”), of a stock purchase agreement, (the “SPA)”, dated August 6, 2008, by and among ACI (formerly BMC Acquisitions Corp., LLC), Belmont Partners LLC, or Belmont, and the Company. ACI was the Company’s majority shareholder prior to the Company’s reverse acquisition of New Resources. Pursuant to the SPA, the Company was required to issue to Belmont a number of shares of its common stock sufficient for Belmont to retain 1.1% ownership interest in the Company. Pursuant to the Amendment, ACI assumed the foregoing obligation of the Company and agreed to transfer its shares of the Company’s common stock in order to satisfy such obligation. On the same day, the Company entered into a subscription agreement with ACI, pursuant to which the Company issued and sold to ACI 17,962 shares of Series A Preferred Stock for $52,530.50, or $2.92 per share.

On December 23, 2008, the Company also entered into a subscription agreement with Tan Zhen Investment Limited, (the “ Investor ”), pursuant to which the Company issued and sold to the Investor 20,168 shares of the Company’s Series A Preferred Stock for $375,000, or $18.59 per share.

On May 29, 2009, all issued and outstanding shares of the Series A Preferred Stock were automatically converted into 12,695,223 shares of common stock on the basis of one share of Series A Preferred Stock for 2,000 shares of common stock, which was adjusted to a conversion ratio of one share of Series A Preferred Stock for 17.45 shares of common stock upon the effectiveness of the 1-for-114.59 reverse split of the Company’s outstanding common stock.

As of December 31, 2009 and 2008, the Company had none and 727,520 shares of Series A Preferred Stock issued and outstanding, respectively.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 11	SHAREHOLDERS’ EQUITY (CONTINUED)

Private Placement Transaction

On December 17, 2009, the Company completed a private placement transaction and sold 1,000,000 shares of its common stock to certain accredited investors at $2.50 per share for a total of $2.5 million pursuant to a securities purchase agreement, or the Securities Purchase Agreement. In addition, the Company issued to each of the investors two warrants to purchase in aggregate 500,000 shares of its common stock, including a Series A warrant having a term of three years with an exercise price of $3.25 per share and a Series B warrant having a term of three years with an exercise price of $4.00 per share. These warrants contain standard anti-dilution provisions for stock dividends, stock splits, stock combination, recapitalization and a change of control transaction. Because these warrants do not contain any contingent exercise provisions and their settlement amount will equal the difference between the fair value of a fixed number of the Company’s equity shares and a fixed strike price, these warrants, which are freestanding instruments, qualify for the scope exception under the guidance provided in ASC 815-40-15-5 through 815-40-15-8, and are considered indexed to the Company’s own stock. Accordingly, these warrants have been classified as equity.

Pursuant to the Securities Purchase Agreement, the Company agreed to register the shares and the warrants within a pre-defined period. The Company is subject to registration delay payments in cash in the amounts prescribed by the Securities Purchase Agreement if it is unable to file the registration statement, cause it to become effective or maintain its effectiveness as required by the Securities Purchase Agreement. As discussed in Note 20, on February 4, 2010, the SEC declared effective the registration statement on Form S-1 filed by the Company on January 28, 2010. As a result, no provision for any registration delay payment is required.

Warrants outstanding as of December 31, 2009 consist of the following:

Warrants Outstanding and Exercisable
		Weighted	Average
	Number of	Average	Remaining
	underlying	Exercise	Contractual Life
	shares	Price	(years)
Balance, December 31, 2008	–
Issued	500,000	$3.625	3.00
Balance, December 31, 2009	500,000	$3.625	2.96

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 11	SHAREHOLDERS’ EQUITY (CONTINUED)

Securities Escrow Arrangement

In addition, pursuant to the Securities Purchase Agreement, the major stockholder of the Company, New Zealand has agreed to place a total of 1,000,000 shares of the Company’s common stock held by it into escrow to secure the make good obligations described below on behalf of the investors. Under the Securities Purchase Agreement, New Zealand has agreed that: (i) in the event that the Company’s consolidated financial statements reflect less than $9,000,000 of after-tax income for the fiscal year ending December 31, 2010, it will transfer to the investors, on a pro rata basis, for no additional consideration, 500,000 shares of the Company common stock owned by it; and (ii) in the event that the Company’s consolidated financial statements reflect less than $11,000,000 of after-tax net income for the fiscal year ending December 31, 2011, it will transfer to the investors, on a pro rata basis, for no additional consideration, 500,000 shares of the Company’s common stock owned by it.

Historically, SEC staff expressed the view that an escrow share arrangement involving the release of shares to certain shareholders based on performance-related criteria is presumed to be compensatory, equivalent to a reverse stock split followed by the grant of a restricted stock award under a performance-based plan.

However, in EITF No. D-110 (codified by FASB ASU No. 2010-05) dated June 18, 2009, the SEC staff has announced that when evaluating whether the presumption of compensation has been overcome, the substance of the arrangement, including whether the arrangement was entered into for purposes unrelated to, and not contingent upon, continued employment, should be considered.

The Company has evaluated the terms of the Securities Purchase Agreement based on the SEC staff’s clarification in EITF No. D-110 (codified by FASB ASU No. 2010-05) and concluded that because the escrow shares would be released or distributed to the investor without regard to the continued employment of any officer of the Company, the arrangement is in substance an inducement to facilitate the Private Placement, rather than as compensatory. Therefore, the Company will account for the securities escrow arrangement under the Securities Purchase Agreement according to its nature and reflected as a reduction of the proceeds allocated to the newly issued securities in the Private Placement, following the guidance provided in FASB ASU No. 2010-05.

NOTE 12	STATUTORY RESERVES

In accordance with the PRC Companies Law, the Company’s PRC subsidiaries were required to transfer 10% of their profits after tax, as determined in accordance with accounting standards and regulations of the PRC, to the statutory surplus reserve and a percentage of not less than 5%, as determined by management, of the profits after tax to the public welfare fund. However, the Company’s PRC subsidiaries were not required to transfer any profit after tax to the statutory surplus reserve only after the accumulated statutory surplus reserves reached 50% of registered capital of the Company’s PRC subsidiaries. With the amendment of the PRC Companies Law which was effective from January 1, 2006, enterprises in the PRC were no longer required to transfer any profit to the public welfare fund. Any balance of public welfare fund brought forward from December 31, 2005 should be transferred to the statutory surplus reserve. The statutory surplus reserve is non-distributable.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 13	SHARE-BASED PAYMENT

Immediately following closing of the Share Exchange as set out in Note 1, the New Zealand transferred 91,088 shares out of the 689,390 shares of Series A Preferred Stock issued to it under the Share Exchange Agreement to ten individuals and entities for consulting services provided by them to New Resources and its subsidiaries in assisting them to consummate the share exchange transaction contemplated by the Share Exchange Agreement prior to December 23, 2008.

In accordance with the requirements of and guidance in Staff Accounting Bulletin No. 107 and ASC Topic 718, “Compensation – Stock Compensation”), the Company charged $1,693,326 to merger costs based on the grant-date fair value of the 91,088 shares of Series A Preferred Stock transferred by New Zealand to the Company’s consultants. As the Company’s shares had scarcely been traded, the Company determined that the price of $18.59 at which 20,168 shares of the Company’s Series A Preferred Stock were issued to the Investor, as discussed in Note 11, appropriately represented a fair value of the Company’s Series A Preferred Stock, because the Investor was an independent third party before the transaction and the terms for the issuance of those shares to the Investor were based on arm’s length negotiation. Accordingly, this being a current cash transaction between unrelated willing parties provides the best evidence for the fair value of the Company’s shares in accordance with AICPA Practice Aid, “Valuation of Privately-Held-Company Equity Securities Issued as Compensation”.

On June 3, 2009, the Company established the “Shuaiyi International New Resources Development Inc. 2009 Equity Incentive Plan” (the “Plan”). The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the long-term growth and profitability of the Company. The Plan permits the granting of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Company’s board of director may determine. The maximum number of shares that may be issued under the Plan was 1,000,000. On June 17, 2009, 500,000 restricted shares were issued under the Plan and accordingly, remaining shares that can be issued under the Plan was 500,000 shares as of December 31, 2009.

Under the Plan, on June 17, 2009, the directors granted 500,000 restricted shares to employees by entering into “Restricted Shares Grant Agreements” (the “Agreements”) with the employees. Under the Agreements, the shares were grant for no consideration and vested on the date of grant. Accordingly, these shares vested immediately and all restrictions as to transferability, sale, assignment or otherwise disposition of the shares have been released on the date of grant.

Under ASC 718-10-30-2 (formerly SFAS 123R), the Company recognized a compensation expense of $25,000 based on the fair value of $0.05 per share which is the last traded price of the shares at the grant date. This expense is accounted under “General and administrative expenses”.

As the 500,000 shares do not impose any obligations that require the Company to transfer assets, these have been classified as equity.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 14	OTHER INCOME (EXPENSES), NET

	Year ended December 31,
	2009	2008
Service income	$7,078	$11,623
Other expenses	(690)	(101)
	$6,388	$11,522

NOTE 15	INCOME TAXES

The entities within the Company file separate tax returns in the respective tax jurisdictions that they operate.

New Resources being incorporated in the British Virgin Islands (“BVI”) is not subject to any income tax in the BVI.

The Company’s PRC subsidiaries are subject to PRC enterprise income tax (“EIT”). Before January 1, 2008, the PRC EIT rate was generally 33%. In March 2007, the PRC government enacted a new PRC Enterprise Income Tax Law, or the New EIT Law, and promulgated related regulation, Implementation Regulations for the PRC Enterprise Income Tax Law. The New EIT Law and Implementation Regulations became effective from January 1, 2008. The NEW EIT Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises registered in the PRC.

The New EIT Law provides a grandfathering on tax holidays which were granted under the then effective tax laws and regulations. Therefore, one of the Company's subsidiaries, Daqing Shuaiyi, being engaged in growing and sales of agricultural products, has continued to be entitled to a preferential tax treatment: an EIT holiday for the two years ended December 31, 2006 and 2007 and a 50% reduction on the EIT rate for the three years ended December 31, 2008, 2009 and 2010.

The Company’s income tax expense consisted of:

	Year ended December 31,
	2009	2008
Current income tax – PRC	$1,235,210	$974,653
Deferred	-	-
	$1,235,210	$974,653

As of December 31, 2009 and 2008, the Company did not have any significant temporary differences and carryforwards that may result in deferred tax.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 15	INCOME TAXES (CONTINUED)

A reconciliation of the provision for income taxes determined at the local income tax to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2009	2008
Pre-tax income	$8,976,926	$4,693,702
U.S. federal corporate income tax rate	34%	34%
Income tax computed at U.S. federal corporate income tax rate	(3,052,155)	(1,595,859)
Reconciling items:
Impact of tax holiday of Daqing Shuaiyi	1,149,845	868,500
Rate differential for PRC earnings	816,304	610,355
Non-deductible expenses	(149,204)	(857,649)
Effective tax expense	$(1,235,210)	$(974,653)

The Company has analyzed the tax positions taken or expected to be taken in its tax filings and has concluded it has no material liability related to uncertain tax positions or unrecognized tax benefits as of December 31, 2009 and 2008. The Company classifies interest and/or penalties related to income tax matters in income tax expense. As of December 31, 2009 and 2008, there was no interest and penalties related to uncertain tax positions. The Company does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next 12 months.

The New EIT Law also imposes a withholding tax of 10% unless reduced by a tax treaty, for dividends distributed by a PRC-resident enterprise to its immediate holding company outside the PRC for earnings accumulated beginning on January 1, 2008 and undistributed earnings generated prior to January 1, 2008 are exempt from such withholding tax. The Company has not provided for income taxes on accumulated earnings of its PRC subsidiaries as of December 31, 2009 or 2008 since these earnings are intended to be reinvested indefinitely in the overseas jurisdictions. It is not practicable to estimate the amount of additional taxes that might be payable on such undistributed earnings.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational or other errors made by the taxpayer or the withholding agent.  The statute of limitations extends to five years under special circumstances. In the case of transfer pricing issues, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. Accordingly, the income tax returns of the Company’s PRC operating subsidiaries for the years ended December 31, 2007 through 2009 are open to examination by the PRC state and local tax authorities.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 16	RELATED PARTY TRANSACTIONS

(a)	Due to related parties

		As of December 31,
		2009	2008
Due to:
- Heilonjiang Shuaiyi Technology Development Co., Ltd. (“Shuaiyi Technology”)	(i)	$-	$8,998
-Ms. Lianyun Han, CEO and Chairman of the Company		49,794	-
		$49,794	$8,998

Note (i) Shuaiyi Technology and the Company are under common control and management. Due to Shuaiyi Technology arose from the land rent payable to Shuaiyi Technology.

The amounts due to related parties were non-interest bearing, unsecured and had no fixed repayment date.

(b)	Purchase of goods

For the years ended December 31, 2009 and 2008, the Company purchased rice amounting to $790,133 and $1,579,315, respectively, from Shuaiyi Technology.

(c)	Lease of land

For the years ended December 31, 2009 and 2008, the Company paid rental expense of $9,003 and $8,851 for land to Shuaiyi Technology.

NOTE 17	CONCENTRATION RISK

(a)	Concentration of credit risk

As of December 31, 2009 and 2008, 100% of the Company’s cash included cash on hand and deposits in accounts maintained within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of bank failure. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

For the years ended December 31, 2009 and 2008, all of the Company’s sales arose in the PRC. In addition, all accounts receivable as of December 31, 2009 and 2008 also arose in the PRC.

Except for one customer who accounted for 14.7% of the Company’s revenue for the year ended December 31, 2009, there was no other single customer who accounted for more than 10% of the Company’s revenue for either the year ended December 31, 2009 or 2008.

As of December 31, 2009, five customers accounted for 18%, 13%, 12%, 12% and 12% of total accounts receivable of the Company. As of December 31, 2008, three customers accounted for 32%, 23% and 15% of accounts receivable of the Company. Except as disclosed, no other customer accounted for 10% or more of the Company’s accounts receivable as of December 31, 2009 and 2008.

(b)	Concentration of operating risk

Substantially all of the Company’s operations are conducted in China. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in China. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 18	COMMITMENTS AND CONTINGENCIES

(a)	Operating leases

The Company has entered into tenancy agreements for the lease of exhibition hall and land with a third party and a related company (see Note 16), respectively, for the purposes of the operation of its subsidiaries. The Company’s commitments for minimum lease payments under these operating leases for the next five years and thereafter as of December 31, 2009 are as follows:

Year ending December 31,
2010	$35,881
2011	9,007
2012	9,007
2013	9,007
2014	9,007
Thereafter	117,091
Total	$189,000

(b)	PRC employee costs

According to the prevailing laws and regulations of the PRC, the Company’s subsidiaries in the PRC are required to cover its employees with medical, retirement and unemployment insurance programs. Management believes that due to the transient nature of its employees, they do not need to provide all employees with such social insurances, and have not paid the social insurances for all employees.

In the event that any current or former employee files a complaint with the PRC government, the Company's subsidiaries may be subject to making up the social insurances as well as administrative fines. As the Company believes that these fines would not be material, no provision has been made in this regard.

(c)	Transfer price for equity interest in Heilongjiang Shuaiyi

On July 28, 2008, the Company’s subsidiary, New Resources entered into an equity transfer agreement with the Shuaiyi Founders to acquire all of their equity interests in Heilongjiang Shuaiyi for RMB60,000,000 (approximately $8.8 million). A new business license was issued to Heilongjiang Shuaiyi on December 1, 2008. According to PRC merger and acquisition rules, the equity interest transfer price should be paid in full within three months commencing from the issuance of the new business license to Heilongjiang Shuaiyi. If the transfer price is not paid by this date, the Company may apply to the relevant PRC business bureau for an extension of up to one year from the date of the issuance of the license; provided, however, that 60% of the transfer price will be required to be paid within six months from such date. However, if the Company is unable to make the payment for the transfer price by the March 1, 2009 or extended deadline and the relevant PRC business bureau does not grant the Company additional time to make the payment, the Company may be subject to fines or penalties imposed by the PRC business bureau. In addition, the Company may not be permitted to exercise any decision-making rights as a shareholder in Heilongjiang Shuaiyi or to consolidate Heilongjiang Shuaiyi's financial results into the Company’s financial statements.

On March 10, 2009, New Resources obtained the approval from the relevant PRC business bureau for the extension of time allowed for the payment of the transfer price to one year until December 1, 2009. On January 4, 2010, the relevant PRC regulatory agency further extended the payment due date to June 30, 2010. The Company has engaged financial advisors with a view to raising additional capital for the Company. The Company believes that it will be able to make the payment for the transfer price within the time allowed by the relevant PRC business bureau and therefore has not accrued any amount related to this contingency. However, there can be no assurance that the Company will be successful in raising sufficient capital for the purpose of the payment of the transfer price to the Shuaiyi Founders.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 19	SEGMENT INFORMATION

During the years ended December 31, 2009 and 2008, the Company operated in two business segments identified by product, “Chinese Golden Grass” and “other agricultural products”. The Chinese Golden Grass segment consists of the growing and sales of Chinese Golden Grass (formally referred to as “Chinese Caterpillar Fungus”), which was conducted through the Company’s subsidiary, Daqing Shuaiyi. The other agricultural products segment consists of the sales of rice, flour and silage corn etc, which were mainly conducted through the Company’s subsidiary, Harbin Shuaiyi.

Throughout the years ended December 31, 2009 and 2008, all of the Company’s operations were carried out in one geographical segment – China.

		Year Ended December 31, 2009
	Chinese	Other
	Golden	Agricultural	Corporate
	Grass	Products	unallocated	Consolidated
Segment revenue from external customers	$12,073,855	$3,258,590	$-	$15,332,445
Segment profit	$8,804,435	$609,084	$(436,593)	$8,976,926
Income from operations before income taxes				$8,976,926
Segment assets	$27,528,235	$1,171,648	$5,642,497	$34,342,380
Total assets				$34,342,380
Other segment information:
Depreciation and amortization	$994,056	$7,443	$2,887	$1,004,386
Expenditure for segment assets	$1,440	$43,219	$4,496	$49,155

		Year ended December 31, 2008
	Chinese	Other
	Golden	Agricultural	Corporate
	Grass	Products	unallocated	Consolidated
Segment revenue from external customers	$8,892,894	$4,096,866	$-	$12,989,760
Segment profit	$6,547,634	$759,133	$(2,613,065)	$4,693,702
Income from operations before income taxes				$4,693,702
Segment assets	$21,282,501	$956,782	$2,511,937	$24,751,220
Total assets				$24,751,220
Other segment information:
Depreciation and amortization	$1,114,118	$6,089	$3,240	$1,123,447
Expenditure for segment assets	$27,005	$3,353	$2,143	$32,501

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 20	SUBSEQUENT EVENTS

On January 28, 2010, the Company filed with the Securities and Exchange Commission (SEC) a registration statement on Form S-1 (“Form S-1”) to register 1,500,000 shares of the Company’s common stock that may be sold from time to time by the selling stockholders named in the Form S-1, which includes:

  1,000,000 shares of common stock;
  250,000 shares of common stock issuable upon the exercise of the Series A Warrants; and
  250,000 shares of common stock issuable upon the exercise of the Series B warrants.

On February 4, 2010, the Form S-1 was declared effective by the SEC.

NOTE 21	RESTRICTED NET ASSETS

The Company’s operations are primarily conducted through its PRC subsidiaries Daqing Shuaiyi and Harbin Shuaiyi. Daqing Shuaiyi and Harbin Shuaiyi may only pay dividend out of its retained earnings determined in accordance with the accounting standards and regulations in the PRC and after it has met the PRC requirements for appropriation to statutory reserves (see Note 12).

In addition, Daqing Shuaiyi and Harbin Shuaiyi’s businesses and assets are primarily denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the People’s Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other regulatory institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts. These currency exchange control procedures imposed by the PRC government authorities may restrict the ability of Daqing Shuaiyi and Harbin Shuaiyi to transfer their net assets to the Company through loans, advances or cash dividends, which consisted of paid-up capital, retained earnings and statutory reserves and which aggregate amount of approximately RMB206 million (or $30 million) exceeded 25% of the Company’s consolidated net assets. Accordingly, condensed parent company financial statements have been prepared in accordance with Rule 5-04 and Rule 12-04 of SEC Regulation S-X as set out in Note 22.

NOTE 22	SUPPLEMENTAL PARENT COMPANY FINANCIAL INFORMATION

The Company records its investment in subsidiaries under the equity method of accounting as prescribed in ASC Topic 323, “Investments – Equity Method and Joint Ventures”. Such investment and long-term loans to subsidiaries are presented on the balance sheet as “Investments in subsidiaries” and the income of the subsidiaries is presented as “Equity in income of subsidiaries” on the statement of income.

These supplemental condensed parent company financial statements should be read in conjunction with the notes to the Company’s Consolidated Financial Statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted.

As of December 31, 2008 and 2009, there were no material contingencies, significant provisions for long-term obligations, or guarantees of the Company, except as separately disclosed in the Consolidated Financial Statements, if any.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

NOTE 22	SUPPLEMENTAL PARENT COMPANY FINANCIAL INFORMATION
Nutrastar International Inc. Condensed Balance Sheets
	As of December 31,
	2009	2008
ASSETS
Investments in subsidiaries	$23,912,342	$13,611,938
Total assets	$23,912,342	$13,611,938
LIABILITIES
Current liabilities:
Due to a subsidiary	$9,538	$–
Total liabilities	9,538	–
Shareholders’ equity
Preferred Stock, $0.001 par value, 1,000,000 shares authorized, none and 727,520 shares issued and outstanding	–	727
Common stock, $0.001 par value, 190,000,000 shares authorized, 14,297,731 and 11,746,041 shares issued and outstanding	14,298	11,746
Additional paid-in capital	4,715,891	2,192,716
Retained earnings	18,199,699	10,457,983
Accumulated other comprehensive income	972,916	948,766
Total shareholders’ equity	23,902,804	13,611,938
Total liabilities and shareholders’ equity	$23,912,342	$13,611,938

Condensed Statement of Income
	Year ended December 31,
	2009	2008
NET REVENUE	$–	$–
Administrative expenses	(34,538)	–
Merger expenses	–	(2,068,326)
Income tax	–	–
Equity in income of subsidiaries	7,776,254	5,787,375
Net income	$7,741,716	$3,719,049

Condensed Statement of Cash Flows
	Year ended December 31,
	2009	2008
Net cash used in operating activities	$(34,538)	$–
Net cash used in investing activities	(2,465,462)	(427,449)
Net cash provided by financing activities	2,500,000	427,449
Cash, beginning of year	–	–
Cash, end of year	$–	$–

Exhibit B

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES FINANCIAL STATEMENTS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010 (UNAUDITED)

Condensed Consolidated Balance Sheets as of June 30, 2010 (Unaudited) and December 31, 2009	F-36
Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited) for the Three and Six Months Ended June 30, 2010 and 2009	F-37
Condensed Consolidated Statements of Stockholders’ Equity (Unaudited) for the Six Months Ended June 30, 2010	F-38
Condensed Consolidated Statements of Cash Flows (Unaudited) for the Six Months Ended June 30, 2010 and 2009	F-39
Notes to Condensed Consolidated Financial Statements	F- 40 - F-60

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLARS)

	June 30	December 31
	2010	2009
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$32,262,243	$20,115,677
Restricted cash	350,000	-
Accounts receivable	279,564	215,486
Inventories	704,502	616,073
Due from related party	51,000	-
Prepayments and other receivables	209,733	251,235
Total current assets	33,857,042	21,198,471
OTHER ASSETS
Intangible assets, net	2,541,496	2,747,402
Property, plant and equipment, net	10,174,213	10,396,507

Total assets	$46,572,751	$34,342,380

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$55,214	$863
Other payables and accruals	380,184	453,504
Payable for intangible assets	883,535	878,709
Income tax payable	241,032	319,873
Due to related parties	551,665	49,794
Preferred stock dividend payable	13,748	-
Acquisition payable	8,784,821	8,736,833
Total current liabilities	10,910,199	10,439,576
Warrants liabilities	1,006,279	-

Total liabilities	11,916,478	10,439,576

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
Preferred Stock, $0.001 par value, 1,000,000 shares authorized, 197,706 shares and none shares issued and outstanding, respectively; aggregate liquidation preference amount: $5,535,768 and $nil, plus accrued but unpaid dividend of $13,748 and $nil, at June 30, 2010 and December 31, 2009, respectively	4,554,406	-
Common stock, $0.001 par value, 190,000,000 shares authorized, 14,332,731 and 14,297,731 shares issued and outstanding	14,333	14,298
Additional paid-in capital	6,356,116	4,715,891
Statutory reserves	1,345,894	1,341,687
Retained earnings	21,234,521	16,858,012
Accumulated other comprehensive income	1,151,003	972,916
Total shareholders' equity	34,656,273	23,902,804

Total liabilities and shareholders' equity	$46,572,751	$34,342,380

See accompanying notes to condensed consolidated financial statements

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLARS)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009

Revenue	$5,458,152	$3,339,762	$10,226,547	$7,983,039

Cost of goods sold	(888,415)	(1,183,805)	(1,944,930)	(2,939,751)

Gross profit	4,569,737	2,155,957	8,281,617	5,043,288

Selling expenses	(233,310)	(81,574)	(405,028)	(193,119)
General and administrative expenses	(547,331)	(354,696)	(977,117)	(658,211)

Income from operations	3,789,096	1,719,687	6,899,472	4,191,958

Other income (expenses):
Interest income	33,719	39,849	66,796	52,584
Exchange loss	(15,698)	(5,109)	(15,269)	(3,509)
Change in fair value of warrants	131,088	-	131,088	-
Other	-	-	-	152
Total other income (expenses)	149,109	34,740	182,615	49,227

Income before income tax	3,938,205	1,754,427	7,082,087	4,241,185

Provision for income tax	(522,564)	(254,620)	(945,384)	(570,838)

Net income	3,415,641	1,499,807	6,136,703	3,670,347

Other comprehensive income:
Foreign currency translation adjustment	169,229	13,628	178,087	9,317

Total comprehensive income	$3,584,870	$1,513,435	$6,314,790	$3,679,664

Earnings per share:
Basic	$0.12	$0.12	$0.31	$0.29
Diluted	$0.12	$0.12	$0.30	$0.29

Weighted average number of shares outstanding:
Basic	14,332,731	12,874,654	14,322,786	12,836,405
Diluted	14,342,168	12,874,654	14,445,374	12,836,405

See accompanying notes to condensed consolidated financial statements.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2010
(AMOUNTS EXPRESSED IN US DOLLARS)

								Accumulated
	Preferred Stock		Common Stock		Additional			Other
	Number		Number		Paid-in	Statutory	Retained	Comprehensive
	of Shares	Amount	of Shares	Amount	Capital	Reserves	Earnings	Income	Total

Balance at January 1, 2010	-	$-	14,297,731	$14,298	$4,715,891	$1,341,687	$16,858,012	$972,916	$23,902,804

Net income	-	-	-	-	-	-	6,136,703	-	6,136,703

Foreign currency translation adjustment	-	-	-	-	-	-	-	178,087	178,087

Issue preferred stock and warrants	197,706	4,554,406	-	-	-	-	-	-	4,554,406
Beneficial conversion feature of convertible preferred stock	-	-	-	-	1,742,239	-	-	-	1,742,239
Amortization of preferred stock discount resulting from accounting for a beneficial conversion feature, deemed analogous to a dividend	-	-	-	-	-	-	(1,742,239)	-	(1,742,239)
Fair value of placement agent warrant liabilities	-	-	-	-	(45,493)	-	-	-	(45,493)
Issuance fees and
costs	-	-	-	-	(162,361)	-	-	-	(162,361)
Preferred stock dividend	-	-	-	-	-	-	(13,748)	-	(13,748)
Appropriation of statutory reserves	-	-	-	-	-	4,207	(4,207)	-	-
Share-based payment	-	-	35,000	35	105,840	-	-	-	105,875

At June 30, 2010 (Unaudited)	197,706	$4,554,406	14,332,731	$14,333	$6,356,116	$1,345,894	$21,234,521	$1,151,003	$34,656,273

See accompanying notes to condensed consolidated financial statements.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLARS)

	For the Six Months
	Ended June 30,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,136,703	$3,670,347
Adjustments to reconcile net income to cash provided by operating activities:
Change in fair value of warrants	(131,088)	-
Share-based compensation expense	105,875	25,000
Depreciation and amortization	506,125	504,872
(Increase) decrease in assets:
Accounts receivable	(62,578)	(57,381)
Prepayments and other receivables	41,662	(4,625)
Inventories	(84,617)	543,706
Increase (decrease) in liabilities:
Accounts payable	54,073	15,950
Other payables and accruals	(75,431)	(60,928)
Income tax payable	(80,193)	14,991
Trade payable due to related parties	-	4,500
Net cash provided by operating activities	6,410,531	4,656,432

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(8,246)	-
Net cash used in investing activities	(8,246)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Private Placement	5,483,919	-
Increase in restricted cash	(350,000)	-
Repayment of acquisition payable	-	(50,269)
Advances from related parties	436,047	61,615
Net cash provided by financing activities	5,569,966	11,346

Foreign currency translation adjustment	174,315	7,749

INCREASE IN CASH AND CASH EQUIVALENTS	12,146,566	4,675,527

CASH AND CASH EQUIVALENTS, at the beginning of the period	20,115,677	9,198,243

CASH AND CASH EQUIVALENTS, at the end of the period	$32,262,243	$13,873,770

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Share-based payments to officer under equity incentive plan	$105,875	$25,000

SUPPLEMENTAL DISCLOSURE INFORMATION
Income taxes paid	$980,764	$592,947

See accompanying notes to condensed consolidated financial statements.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1        DESCRIPTION OF BUSINESS AND ORGANIZATION

Nutrastar International Inc. (“Nutrastar” or the “Company”) was incorporated in the State of Nevada on December 22, 2002. On December 23, 2008, the Company completed a reverse acquisition with New Zealand WAYNE’S New Resources Development Co., Ltd. (“New Resources”). As a result of the reverse acquisition with New Resources, the Company is no longer a shell company and active business operations have been revived. Nutrastar together with its subsidiaries are referred to as the “Company”.

On May 19, 2009, the Company filed Amended and Restated Articles of Incorporation with the Nevada Secretary of State to amend the Company’s current Articles of Incorporation to, among other things, (1) change the name of the Company from “YzApp International Inc.” to “Shuaiyi International New Resources Development Inc.,” (2) increase the total number of shares of common stock that the Company has the authority to issue from 50,000,000 to 190,000,000 shares and (3) effect a one for 114.59 reverse split of the Company’s outstanding common stock (the “Reverse Split”). The detailed description of the Amendments is stated in the Company’s Form 8-K dated May 26, 2009.

On January 11, 2010, the Company, filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, pursuant to which the Company further changed its name from "Shuaiyi International New Resources Development Inc." to "Nutrastar International Inc.".

As of June 30, 2010, details of the subsidiaries of the Company are as follows:

	Domicile and		Percentage
	date of		of effective
Subsidiaries’ names	incorporation	Paid-up capital	ownership	Principal activities

New Zealand WAYNE’S New Resources Development Co., Ltd (“New Resources”)	British Virgin Islands March 13, 2008	$50,000	100%	Holding company of the other subsidiaries

Heilongjiang Shuaiyi New Energy Development Co., Ltd (“Heilongjiang Shuaiyi”)	People’s Republic of China (“PRC”) July 11, 2006	RMB60,000,000	100%	Principally engaged in investment holding

Daqing Shuaiyi Biomass Technology Co., Ltd. (“Daqing Shuaiyi”)	PRC August 8, 2005	RMB10,000,000	100%	Growing and sales of Chinese Golden Grass, which is widely used for Chinese medicine

Harbin Shuaiyi Green and Specialty Food Trading LLP. (“Harbin Shuaiyi”)	PRC May 18, 2001	RMB1,500,000	100%	Sales of agricultural products

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2        BASIS OF PRESENTATION

These interim condensed consolidated financial statements are unaudited. In the opinion of management, all adjustments and disclosures necessary for a fair presentation of these interim condensed consolidated financial statements have been included. The results reported in the condensed consolidated financial statements for any interim periods are not necessarily indicative of the results that may be reported for the entire year. The following (a) condensed consolidated balance sheet as of December 31, 2009, which was derived from audited financial statements, and (b) the unaudited interim condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading. These unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and accompanying footnotes of the Company for the year ended December 31, 2009.

These condensed consolidated financial statements include the financial statements of Nutrastar and its subsidiaries. All significant inter-company balances or transactions have been eliminated on consolidation.

Research and development costs

Research and development costs are expensed as incurred. For the six months ended June 30, 2010 and 2009, research and development costs were $29,977 and $18,139, respectively.

Advertising costs

The Company expenses all advertising costs as incurred. The total amount of advertising costs charged to selling, general and administrative expense were $23,061 and $1,098 for the six months ended June 30, 2010 and 2009, respectively.

Shipping and handling costs

Costs of shipping and handling of products to customers are included in selling, general and administrative expense. Shipping and handling costs for the six months ended June 30, 2010 and 2009 were insignificant.

Foreign currency

The Company uses the United States dollars (“U.S. Dollar” or “US$” or “$”) for financial reporting purposes. The PRC subsidiaries within the Company maintain their books and records in their functional currency, Chinese Renminbi (“RMB”), being the lawful currency in the PRC. Assets and liabilities of the PRC subsidiaries are translated from RMB into US Dollars using the applicable exchange rates prevailing at the balance sheet date. Items on the statement of operations are translated at average exchange rates during the reporting period. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the Company’s financial statements are recorded as accumulated other comprehensive income.

The exchange rates used to translate amounts in RMB into U.S. Dollars for the purposes of preparing the consolidated financial statements are based on the rates as published on the website of People’s Bank of China and are as follows:-

	June 30, 2010	December 31, 2009
Balance sheet items, except for equity accounts	US$1=RMB 6.7909	US$1=RMB6.8282
	Three months ended June 30,
	2010	2009
Items in the statements of income and cash flows	US$1=RMB 6.8235	US$1=RMB 6.8299
	Six months ended June 30,
	2010	2009
Items in the statements of income and cash flows	US$1=RMB 6.8252	US$1=RMB6.8328

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2        BASIS OF PRESENTATION (CONTINUED)

No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the above rates. The value of RMB against U.S. dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions. Any significant revaluation of RMB may materially affect the Company’s financial condition in terms of U.S. dollar reporting.

NOTE 3        RECENT ACCOUNTING PRONOUNCEMENTS

Recent accounting pronouncement

Effective January 1, 2010, the Company adopted the provisions in ASU 2010-06, “Fair Value Measurements and Disclosures (ASC Topic 820): Improving Disclosures about Fair Value Measurements, which requires new disclosures related to transfers in and out of levels 1 and 2 and activity in level 3 fair value measurements, as well as amends existing disclosure requirements on level of disaggregation and inputs and valuation techniques. The adoption of the provisions in ASU 2010-06 did not have an impact on the Company’s consolidated financial statements.

In February 2010, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance that amends the disclosure requirements related to subsequent events. This guidance includes the definition of a Securities and Exchange Commission filer, removes the definition of a public entity, redefines the reissuance disclosure requirements and allows public companies to omit the disclosure of the date through which subsequent events have been evaluated. This guidance is effective for financial statements issued for interim and annual periods ending after February 2010. This guidance did not materially impact the Company’s results of operations or financial position, but did require changes to the Company’s disclosures in its financial statements.

In April 2010, the FASB issued ASU No. 2010-13—Compensation—Stock Compensation (Topic 718), which addresses the classification of an employee share-based payment award with an exercise price denominated in the currency of a market in which the underlying equity security trades. This Update provides amendments to Topic 718 to clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. The Company expects that the adoption of the amendments in this Update will not have any significant impact on its financial position and results of operations.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s Consolidated Financial Statements upon adoption.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4        FAIR VALUE MEASUREMENTS AND FINANCIAL INSTRUMENTS

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. The fair value hierarchy distinguishes between assumptions based on market data (observable inputs) and an entity’s own assumptions (unobservable inputs). The hierarchy consists of three levels:

Level one —	Quoted market prices in active markets for identical assets or liabilities;
Level two —	Inputs other than level one inputs that are either directly or indirectly observable; and
Level three —	Unobservable inputs developed using estimates and assumptions, which are developed by the reporting entity and reflect those assumptions that a market participant would use.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

Assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Fair value measurement using inputs			Carrying amount at
Financial instruments	Level 1	Level 2	Level 3	June 30,	December
				2010	31, 2009

Liabilities:
Derivative instruments – Warrants	$—	$1,006,279	$—	$1,006,279	$—
Total	$—	$1,006,279	$—	$1,006,279	$—

The carrying values of cash and cash equivalents, trade and other receivables and payables approximate their fair values due to the short maturities of these instruments.

There was no asset or liability measured at fair value on a non-recurring basis as of June 30, 2010 and December 31, 2009.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5        RESTRICTED CASH

As of June 30, 2010, $350,000 in total was held in escrow arising from agreements in conjunction with the Private Placement, which are further disclosed in Note 14.

Restricted cash consisted of the following:

	June 30	December 31
	2010	2009
	(Unaudited)

Special fund for distribution to Investor Relations Firms	$100,000	$-
Compensation for a yet-to-be-determined Chief Financial Officer	250,000	-
Total	$350,000	$-

NOTE 6        ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	June 30	December 31
	2010	2009
	(Unaudited)

Accounts receivable	$279,564	$215,486
Less: Allowance for doubtful debts	-	-
Accounts receivable	$279,564	$215,486

No allowance has been established as management has determined that all accounts receivable are deemed collectible.

NOTE 7        INVENTORIES

Inventories by major categories are summarized as follows:

	June 30	December 31
	2010	2009
	(Unaudited)

Raw materials	$192,287	$183,934
Work in progress	298,057	294,983
Finished goods	214,158	137,156
Total	$704,502	$616,073

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8        PREPAYMENTS AND OTHER RECEIVABLES

Prepayments and other receivables consist of the following:

	June 30	December 31
	2010	2009
	(Unaudited)

Prepayments	$750	$12,812
Other receivables	208,983	238,423
	$209,733	$251,235

NOTE 9        INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	June 30	December 31
	2010	2009
	(Unaudited)

Computer software, cost	$1,462	$1,454
Exclusive right to use a secret process, cost	4,419,451	4,395,309
Less: Accumulated amortization	(1,879,417)	(1,649,361)
	$2,541,496	$2,747,402

In April 2006, the Company purchased from a third party a ten-year exclusive right to use a secret process and method in the cultivation and growing of Chinese Golden Grass, which is widely used for Chinese medicine, for a cash consideration of RMB30,000,000, payable over five years. The exclusive right is amortized over its term of ten years using the straight-line method.

Amortization expenses for the six months ended June 30, 2010 and 2009 were $219,885 and $219,641, respectively.

NOTE 10      PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	June 30	December 31
	2010	2009
	(Unaudited)
Cost:
Buildings	$11,736,579	$11,672,404
Office equipment	23,573	15,264
Machinery	128,990	128,286
Motor vehicles	55,143	54,842
Total cost	11,944,285	11,870,796
Less: Accumulated depreciation	(1,770,072)	(1,474,289)
Net book value	$10,174,213	$10,396,507

Depreciation expenses for the six months ended June 30, 2010 and 2009 were $286,240 and $285,231, respectively.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11      OTHER PAYABLES AND ACCRUALS

Other payables and accruals consisted of the following:

	June 30	December 31
	2010	2009
	(Unaudited)

Accrued staff costs	$372,407	$370,395
Other taxes payable	2,302	25,030
Other payables	5,475	58,079
	$380,184	$453,504

NOTE 12      PAYABLE FOR INTANGIBLE ASSETS

As described in Note 9, the Company purchased an exclusive right from an independent party for a secret process and method for a stated value of RMB30,000,000 payable over 5 years from the date of purchase. The agreement provides that all payments by the Company for the secret process and method will be refundable if the secret process and method prove ineffective. Under ASC Subtopic 835-30, “Imputation of Interest” (formerly APB 21, “Interest on Receivables and Payables”), the payable for intangibles are stated without imputed interest as the noninterest factor fairly represents the warranty for performance.

The following table presents the amounts payable for the next five years and thereafter:

(Unaudited)
Remainder of year ending December 31, 2010	$883,535
2011 and thereafter	-
Total	883,535
Current portion	883,535
Non-current portion	$-

NOTE 13      ACQUISITION PAYABLE

The acquisition payable represents the transfer price of RMB60,000,000, equivalent to USD 8,736,833, payable by New Resources for the acquisition of 100% equity interest in Heilongjiang Shuaiyi, as further discussed in Note 21, the acquisition payable is due for payment in full on or before December 31, 2010 by New Resources to the Shuaiyi Founders who are also shareholders of the Company. See Note 19(b).

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14      SHAREHOLDERS’ EQUITY

Private Placement

On May 27, 2010, the Company entered into a securities purchase agreement (the "Securities Purchase Agreement") with certain investors, pursuant to which, the Company agreed to issue and sell up to an aggregate of 250,000 Units at a purchase price of $28.56 per Unit, for an aggregate purchase price of up to $7,140,000 (the "Aggregate Purchase Price"). Each Unit consists of (i) one share of a newly designated series A preferred stock, par value $0.001 per share ("Series A Preferred Stock"), with an initial one-to-ten conversion ratio into shares of the Company’s common stock, par value $0.001 per share ("Common Stock"), and (ii) warrants to purchase five shares of Common Stock at an exercise price of $3.40 per share ("Warrants", together with the shares of Series A Preferred Stock, the "Securities"). In addition, the Company and the investors agreed, that the placement agent of this transaction, will receive from the investors a fee equal to 2% of the Aggregate Purchase Price and Warrants to purchase 2% of the aggregate number of shares of Common Stock that shares of Series A Preferred Stock to be issued under the Securities Purchase Agreement are convertible into.

Pursuant to the Securities Purchase Agreement, the Company also granted registration rights to holders of registrable securities, which include shares of Common Stock issued or issuable upon conversion of shares of the Series A Preferred Stock and shares of Common Stock issuable upon exercise of the Warrants (the "Registrable Securities"). Holders holding a majority of the Securities then outstanding may request the Company to file a registration statement to register the Registrable Securities within a pre-defined period (the "Registration Statement"). The Company may be subject to liquidated damages in the amounts prescribed by the Securities Purchase Agreement if it is unable to file the Registration Statement timely or maintain its effectiveness as required by the Securities Purchase Agreement.

On June 7, 2010, the Company effected the first closing of a private placement transaction and issued approximately 123,403 Units at a purchase price of $28.56 per unit for gross proceeds of $3,524,342.

On June 28, 2010, the Company effected the second closing of a private placement transaction and issued approximately 74,303 Units at a purchase price of $28.56 per unit for gross proceeds of $2,121,938.

Pursuant to the Securities Purchase Agreement, a written request was received from the majority holders of Series A Preferred Stock on July 14, 2010 and the Company filed the Registration Statement on Form S-1 on August 11, 2010. The Registration Statement needs to be declared effective by the Securities and Exchange Commission ("SEC") within approximately 150 days after the filing to avoid the liquidated damages under the Securities Purchase Agreement.

Escrow Agreement

In connection with the Securities Purchase Agreement, the Company entered into an escrow agreement (the "Escrow Agreement") pursuant to which the parties agreed to deposit the investment amount received from the investors into escrow to be released upon the occurrence of the events set forth in the Escrow Agreement. In addition, the Company agreed that $100,000 out of the investment amount will remain in escrow and will be disbursed to an investor relations firm hired by the Company. The Company also agreed that an additional $250,000 will remain in escrow and will be used as compensation for a yet-to-be-determined Chief Financial Officer of the Company.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14      SHAREHOLDERS’ EQUITY (CONTINUED)

Allocation of Proceeds in the Private Placement (continued)

The guidance provided in ASC 470-20-30-5 has been applied to the amount allocated to the convertible Preferred Stock, and the effective conversion price has been used, to measure the intrinsic value, if any, of the embedded conversion option. The fair value of the embedded conversion feature of the Preferred Shares of $1,114,444 and $627,795 were calculated using the intrinsic value model in accordance with the guidance provided in ASC Topic 470-20-30-6 (formerly EITF 00-27, “Application of Issue No. 98-5 to Certain Convertible Instruments”), limited to the amount of the proceeds allocated to the convertible instrument on June 7, 2010 and June 28, 2010, respectively. The intrinsic value of the beneficial conversion feature was calculated by comparing the effective conversion price, which was determined based on the proceeds from the Private Placement allocated to the convertible Preferred Shares, and the market price of the Company’s common stock of $3.2 and $3.16 on June 7, 2010 and June 28, 2010, respectively. The fair value of $1,114,444 and $627,795 of the beneficial conversion feature has been recognized as a reduction to the carrying amount of the convertible Preferred Shares and an addition to paid-in capital.

The following table sets out the allocation of the proceeds from the Private Placement:

Proceeds of the Private Placement on June 7, 2010	$3,524,342
Allocation of proceeds to Warrants	(689,944)
Allocation of proceeds to beneficial conversion feature	(1,114,444)
Amortization of discount resulting from the accounting for a beneficial conversion feature	1,114,444
Convertible Preferred Stock at June 30, 2010	$2,834,398
Expenses related to private placement	(114,567)
Convertible Preferred Stock (net of fees and expenses) at June 30, 2010	$2,719,831

Proceeds of the Private Placement on June 28, 2010	$2,121,938
Allocation of proceeds to Warrants	(401,930)
Allocation of proceeds to beneficial conversion feature	(627,795)
Amortization of discount resulting from the accounting for a beneficial conversion feature	627,795
Convertible Preferred Stock at June 30, 2010	$1,720,008
Expenses related to private placement	(47,794)
Convertible Preferred Stock (net of fees and expenses) at June 30, 2010	$1,672,214

In accordance with ASC Topic 470-20-30-6, the discount on the Preferred Shares resulting from the accounting for a beneficial conversion feature was amortized and charged to retained earnings, because the Preferred Shares are immediately convertible upon issuance and have no stated redemption date. Amortization of the discount resulting from the accounting for a beneficial conversion feature is considered analogous to a return to holders of perpetual preferred stock and has been accounted for as a reduction to net income available to common stockholders for the purpose of calculation of earnings per share.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14      SHAREHOLDERS’ EQUITY (CONTINUED)

Preferred Stock

The following are the principal terms of the Series A Preferred Stock:

Rank: The Series A Preferred Stock ranks senior to the Company’s common stock, but junior to all indebtedness of the Company.

Dividend: Holders of the Series A Preferred Stock are entitled to a cumulated dividend at an annual rate of 6% of the Series A Preferred Stock, payable in additional shares of Series A Preferred Stock, shall compound quarterly, and shall be payable upon the occurrence of a Liquidation Event, Conversion, Mandatory Conversion or from time-to-time at the discretion of the Board. When dividends on the Series A Preferred Stock are paid, each such additional share of Series A Preferred Stock shall be valued at the Original Series A purchase price, which may be adjusted from time to time pursuant to a split, subdivision, combination or other similar events.

Optional Conversion: Shares of the Series A Preferred Stock are optionally convertible into fully paid and non-assessable shares of Common Stock at a conversion rate calculated by dividing (i) $28.00 per share plus any declared, accrued but unpaid dividends by (ii) the conversion price, which is initially $2.80 per share, subject to adjustment as provided in the Certificate. Initially, each share of Series A Preferred Stock is convertible into 10 shares of Common Stock.

Mandatory Conversion: All outstanding shares of the Series A Preferred Stock will automatically convert to shares of Common Stock, subject to the conversion restrictions set forth in the Certificate (the "Mandatory Conversion"), at the earlier to occur of (i) the Company’s shares of Common Stock being listed on the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Market, the NASDAQ Global Select Market or the NASDAQ Capital Market (each, a "National Stock Exchange") and the registration statement on Form S-1 or such other appropriate form promulgated by the Securities and Exchange Commission (the "Commission") registering the Common Stock underlying the Securities pursuant to the Securities Purchase Agreement being declared effective by the Commission, and (ii) 12 months from the date that the Company's shares of Common Stock are first listed on a National Stock Exchange.

Adjustment to Conversion Price: If the Company shall issue any additional stock without consideration or for consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, then such Conversion Price in effect immediately prior to such issuance shall be adjusted to a price determined by multiplying such Conversion Price by a fraction:-

Sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Stock plus (y) the number of shares of Common Stock that the aggregate consideration received by the Company for the total number of such Additional Stock so issued would purchase at Conversion Price (divided by) (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Stock plus (y) the number of shares of such Additional Stock so issued

Voting: The holders of the Series A Preferred Stock will vote on an "as converted" basis, together with the Common Stock, as a single class, in connection with any proposal submitted to the Company’s stockholders, except as required by Nevada law.

Liquidation Preference: The Series A Preferred Stock has a preference over the Company’s common stock on the Company’s liquidation, dissolution or winding up equal to $28 per share of the Series A Preferred Stock plus any accrued but unpaid dividends thereon, as of the date of liquidation.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14      SHAREHOLDERS’ EQUITY (CONTINUED)

Registration Rights: The holders of Series A Preferred Stock have the right to request the Company to file a Registration Statement to register “Registrable Securities” (which include the common stock into which the Series A Preferred Stock and Warrants are convertible). Upon such request, no later than 30 days upon receipt of such request (the “Required Filing Date”) the Company should use its commercially reasonable efforts to register the Common Stock underlying the Registrable Securities and have the Registration Statement declared effective by the SEC which is not later than the earlier of (x) 150 calendar days after the Required Filing Date, or (y) if the Registration Statement is not reviewed by the SEC, 5 business days after oral or written notice to the Company or its counsel from the SEC that there will not be a review.

Effect of failure to file and obtain and maintain effectiveness of Registration Statement – the Company shall pay to each holder of Registrable Securities an amount in cash equal to 1% of the aggregate purchase price of the Securities owned by such holder as liquidated damages, but in no event shall liquidated damages exceed 8% of the Purchase Price

Accounting for Series A Preferred Stock

The Company has evaluated the terms of the Preferred Stock and determined that the Series A Preferred Stock, without embodying an obligation for the Company to repurchase or to settle by transferring assets, is not a liability in accordance with the guidance provided in ASC Topic 480, Distinguishing Liabilities from Equity.

Also, the Preferred Stock has no redemption clause at all, it is not a mezzanine equity (out of permanent equity) in accordance with the requirement of ASC 480-10-S99.

The Preferred Shares are not subject to redemption (except on liquidation) and the holders of the Preferred Shares are entitled to vote together with common stock holders on an as-converted basis. The Preferred Shares, excluding the embedded conversion option, are considered to be an equity instrument and accordingly, the embedded conversion option has not been separated and accounted for as a derivative instrument liability.

Common Stock Purchase Warrants

Series C Warrants

In conjunction with the issuance of the Preferred Shares, the Company issued Series C Warrants to the investors and the placement agent in aggregate to purchase up to 617,008 shares and 371,493 shares of Common Stock on June 7, 2010 and June 28, 2010, respectively, at an exercise price of $3.40 per share issued and outstanding. The Series C Warrants have a term of exercise expiring 3 years from issuance date. The Series C Warrants at the option of the holder, may be exercised by cash payment of the exercise price or, the holder may satisfy its obligation to pay the exercise price through a "cashless exercise."

The Company will not receive any additional proceeds to the extent that the Series C Warrants are exercised by cashless exercise.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14      SHAREHOLDERS’ EQUITY (CONTINUED)

Common Stock Purchase Warrants (continued)

Series C Warrants (continued)

The exercise price and number of shares of Common Stock issuable upon exercise of the Series C Warrants may be adjusted for: 1) upon issuance of additional stock lower than the exercise price. 2) upon subdivision or combination of common stocks 3) rights upon distribution of assets and other dilutive events

Accounting for Warrants

Series A and Series B Warrants issued to certain investors to purchase 500,000 shares of the Company’s common stock remained outstanding at December 31, 2009 had a term of three years and exercise prices of $3.25 and $4.00 per share, respectively. These warrants contain standard anti-dilution provisions for stock dividends, stock splits, stock combination, recapitalization and a change of control transaction. Because these warrants do not contain any contingent exercise provisions and their settlement amount will equal the difference between the fair value of a fixed number of the Company’s equity shares and a fixed strike price, these warrants, which are freestanding instruments, qualify for the scope exception under the guidance provided in ASC 815-40-15-5 through 815-40-15-8, and are considered indexed to the Company’s own stock. Accordingly, Series A and Series B Warrants have been classified as equity.

Since the Series C Warrants issued to the investors and the placement agent in June 2010 contain reset exercise price provisions, the Company had determined to classify these warrants as derivative liabilities. The reset exercise provisions of the warrants issued to the investors and the placement agent in June 2010 were recorded at their relative fair values at issuance of $1,137,367 and will continue to be recorded at fair value at each subsequent balance sheet date. Any change in value between reporting periods will be recorded as other income (expense). These warrants will continue to be reported as a liability until such time when they are exercised or expire. The fair value of these warrants is estimated using Monte-Carlo simulation methods.

As of June 30, 2010, the fair value of these outstanding Series C Warrants was determined to be $1,006,279, accordingly, the Company recorded $131,088 in other income related to the change in the fair value of the Series C Warrants. There is no cash flow impact for the warrant liability until the Series C Warrants are exercised.

The following table presents a reconciliation of the warrant liabilities measured at fair value on a recurring basis using significant unobservable input (Level 3) from January 1, 2010 to June 30, 2010:

Warrant liabilities
Balance at January 1, 2010 and at March 31, 2010	$-
Issuance of warrants	1,137,367
Change in fair value included in earnings	(131,088)
Balance at June 30, 2010	$1,006,279

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Warrants issued and outstanding at June 30, 2010, and changes during the six months then ended, are as follows:

		Weighted	Average
	Number of	Average	Remaining
	underlying	Exercise	Contractual Life
	shares	Price	(years)
Outstanding at December 31, 2009	500,000	$3.63	2.96
Granted	988,501	3.40	3.00
Forfeited	-	-	-
Exercised	-	-
Outstanding at June 30, 2010 (Unaudited)	1,488,501	$3.48	2.78

Exercisable at June 30, 2010 (Unaudited)	1,488,501	$3.48	2.78

NOTE 15      STATUTORY RESERVES

In accordance with the PRC Companies Law, the Company’s PRC subsidiaries were required to transfer 10% of their profits after tax, as determined in accordance with accounting standards and regulations of the PRC, to the statutory surplus reserve and a percentage of not less than 5%, as determined by management, of the profits after tax to the public welfare fund. However, the Company’s PRC subsidiaries were not required to transfer any profit after tax to the statutory surplus reserve only after the accumulated statutory surplus reserves reached 50% of registered capital of the Company’s PRC subsidiaries. The statutory surplus reserve is non-distributable.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16      SHARE-BASED COMPENSATION

On January 1, 2010, the Company entered into a stock option agreement with Mr. Daniel K. Lee (“Mr. Lee”), the Chief Financial Officer of the Company, under the Company’s 2009 Equity Incentive Plan. Pursuant to the terms of the Stock Option Agreement, Mr. Lee was granted options (the “Options”) to purchase an aggregate 250,000 shares of common stock of the Company, among which, an option to purchase 100,000 shares will be vested in 2011 with an exercise price of $7.00 per share, an option to purchase 100,000 shares will be vested in 2012 with an exercise price of $10.00 per share and an option to purchase 50,000 shares will be vested in 2013 with an exercise price of $10.00 per share. Each of the Options expires three years after its respective vesting date.

According to the Stock Option Agreement, in the event Mr. Lee’s employment with the Company is terminated for any reason except for death or disability, he may exercise the Options only to the extent that the Options would have been exercisable on the termination date and no later than three months after the termination date. If Mr. Lee’s employment is terminated because of his death or disability, the Options may be exercised only to the extent that such Options would have been exercisable by Mr. Lee on the termination date and must be exercised by Mr. Lee no later than twelve months after the termination date. If Mr. Lee is terminated for cause, the Options will terminate immediately. In no event will the Options be exercised later than December 31, 2015.

On May 5, 2010, Mr. Lee resigned as the Chief Financial Officer and Treasurer of the Company, effectively immediately.

No expense has been recognized related to the Options which were forfeited because the requisite service for the Options has not been rendered.

On January 1, 2010, the Company also entered into a restricted shares grant agreement (the “Restricted Shares Grant Agreement”) under the Company’s 2009 Equity Incentive Plan with Mr. Lee. Pursuant to the terms of the Restricted Shares Grant Agreement, the Company granted to Mr. Lee 140,000 restricted shares of the Company’s common stock subject to the vesting schedule therein. If Mr. Lee’s service with the Company ceases for any reason other than Mr. Lee’s (a) death, (b) Disability, (c) Retirement, or (d) termination by the Company without cause, any nonvested restricted shares will be automatically forfeited to the Company.

The Restricted Shares vest under the following schedule:

Number of Shares	Vesting Date
15,000	January 1, 2010
20,000	April 1, 2010
35,000	July 1, 2010
35,000	January 1, 2011
35,000	July 1, 2011

As a result of the resignation of Mr. Lee, his employment agreement with the Company, dated November 16, 2009, the stock option agreement with the Company, dated January 1, 2010, and the restricted shares grant agreement with the Company, dated January 1, 2010 were terminated, effective on May 5, 2010. In addition, upon his resignation, the unvested 105,000 restricted shares and the unvested options to purchase 250,000 shares of the Company’s common stock granted to Mr. Lee were cancelled.

The Company recognizes compensation cost for an award with only service conditions that has a graded vesting schedule on a straight-line basis over the requisite service period for the entire award, provided that the compensation cost recognized at any date must at least equal the portion of the grant-date value of the award that is vested at that date. No compensation cost is recognized for instruments that employees forfeit because a service condition or a performance condition is not satisfied.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16      SHARE-BASED COMPENSATION (CONTINUED)

Accordingly, the Company recognized compensation expense of $105,875, related to the restricted shares granted to Mr. Lee, which vested before his resignation, for the six months ended June 30, 2010, based on the estimated grant-date fair value of $3.025 of the Company’s common stock.

Before January 1, 2010, the Company’s common stock had scarcely been traded. The Company has determined the fair value of its common stock as of January 1, 2010 based on the volume weighted average of the fair value of the Company’s common stock issued in the private placement of shares and warrants to unaffiliated investors on December 17, 2009 and the closing prices of Company’s common stock traded during January 2010.

NOTE 17      EARNINGS PER SHARE

The following table is a reconciliation of the net income and the weighted average shares used in the computation of basic and diluted earnings per share for the periods presented:

	For the three months		For the six months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Income available to common shareholders:
- Net income	$3,415,641	$1,499,807	$6,136,703	$3,670,347
Less: Preferred stock dividend	(13,748)	-	(13,748)	-
Less: Beneficial conversion feature of convertible preferred stock	(1,742,239)	-	(1,742,239)	-
Income available to common shareholders (Basic and diluted)	$1,659,654	$1,499,807	$4,380,716	$3,670,347

Weighted average number of shares:
- Basic	14,332,731	12,874,654	14,322,786	12,836,405
- Effect of dilutive warrants and options	9,437	-	122,588	-
- Diluted	14,342,168	12,874,654	14,445,374	12,836,405

Net income per share
- Basic	$0.12	$0.12	$0.31	$0.29
- Diluted	$0.12	$0.12	$0.30	$0.29

As discussed in note 1, the Company effected a 1-for-114.59 Reverse Split of its common stock. The weighted average number of shares for the purposes of calculating the earnings per share has been retroactively adjusted as if the Reverse Split took effect as of the beginning of the earliest period presented.

Diluted earnings per share is calculated by adjusting the weighted average number of common shares outstanding to assume conversion of all dilutive potential common shares. The Company has one category of dilutive potential common shares: the Series C Warrants issued in connection with the Preferred Shares financing described in Note 14. The Warrants are assumed to have been converted into common shares and the calculation is done to determine the number of shares that could have been acquired at fair value (determined as the average annual market share price of the Company’s common stock) based on the monetary value of the subscription rights attached to outstanding Warrants. The Preferred Shares as converted to common stock have been excluded from the diluted earnings per share because to do so would be anti-dilutive. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the Warrants.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 18      INCOME TAXES

The Company’s PRC subsidiaries are subject to PRC enterprise income tax (“EIT”). Before January 1, 2008, the PRC EIT rate was generally 33%. In March 2007, the PRC government enacted a new PRC Enterprise Income Tax Law, or the New EIT Law, and promulgated, Implementation Regulations for the PRC Enterprise Income Tax Law. The New EIT Law and Implementation Regulations became effective January 1, 2008. The NEW EIT Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises registered in the PRC.

The New EIT Law provides a grandfathering on tax holidays which were granted under the then effective tax laws and regulations. Therefore, one of the Company's subsidiaries, Daqing Shuaiyi, being engaged in growing and sales of agricultural products, has continued to be entitled to a preferential tax treatment: an EIT holiday for each of the two years ended December 31, 2006 and 2007 and a 50% reduction on the EIT rate for each of the three years ended December 31, 2008, 2009 and 2010.

Harbin Shuaiyi has been subject to an EIT rate of 25% for the years ended December 31, 2010 and 2009.

No provision for other overseas taxes is made as neither Nutrastar or New Resources has any taxable income in the U.S. or British Virgin Islands, respectively.

The Company’s income tax expense consisted of:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Current income tax – PRC	$522,564	$254,620	$945,384	$570,838
Deferred	-	-	-	-

Income tax expenses	$522,564	$254,620	$945,384	$570,838

The Company had deferred tax assets as follows:

	June 30	December 31
	2010	2009
	(Unaudited)

Net operating losses carried forward	$350,039	$355,212
Less: Valuation allowance	(350,039)	(355,212)

Net deferred tax assets	$-	$-

As of June 30, 2010 and December 31, 2009, the Company has $1,029,527 and $1,044,740, net operating loss carryforwards available to reduce future taxable income which will expire in various years through 2029. It is more-likely-than-not that the deferred tax assets can not be utilized in the future because there will not be significant future earnings from the entity which generated the net operating loss. Therefore, the Company recorded a full valuation allowance on its deferred tax assets.

As of June 30, 2010 and December 31, 2009, the Company did not have any other significant temporary differences and carry forwards that may result in deferred tax.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 19      RELATED PARTY TRANSACTIONS

(a)      Due from (to) related parties

		June 30	December 31
		2010	2009
		(Unaudited)
Due from related parties:
Due from Ms. Yuehong Luan, shareholder of the Company	a	$51,000	$-

Due to related parties:
Due to Ms. Lianyun Han, Chairperson, CEO and President of the Company	b	$551,665	$49,794

a.

The amount due from Ms. Yuehong Luan was non-interest bearing and unsecured. The amount was subsequently repaid by Ms. Yuehong Luan in July 2010. As of June 30, 2010, the acquisition payable due to Mr Yuehong Luan is $411,727 (see note19(b)).

b.	The amount due to Ms. Lianyun Han was non-interest bearing, unsecured and without fixed repayment date.

(b)      Acquisition payable

The acquisition payable arose from the Equity Transfer Agreement which formed part of the restructuring of Heilongjiang Shuaiyi in July 2008, pursuant to which New Resources acquired 100% equity interest in Heilongjiang Shuaiyi from Ms. Lianyun Han, Chairperson, CEO and President of the Company, and other individual shareholders (collectively the “Shuaiyi Founders”).

As part of the restructuring plan, Heilongjiang Shuaiyi entered into separate loan agreements dated December 8, 2008, as amended on February 12, 2009, and promissory notes with the Shuaiyi Founders, pursuant to which, the Shuaiyi Founders have agreed to lend to Heilongjiang Shuaiyi a loan in the aggregate amount of RMB60,000,000 (approximately $8.8 million, “Subordinated Loan”). The amount of the Subordinated Loan exactly equals to the transfer price payable to the Shuaiyi Founders by New Resources for the acquisition of Heilongjiang Shuaiyi in compliance with regulatory requirements of the PRC. The Subordinated Loan ranks behind all other debts of Heilongjiang Shuaiyi, bears no interest and is only repayable after 10 years, in successive equal yearly payments beginning on the tenth anniversary of the Notes, December 8, 2018, and within the first month of each year thereafter. The final payment will be due on January 1, 2028.

According to the PRC rules and regulations, New Resources is required to settle the transfer price for acquisition of Heilongjiang Shuaiyi by way of remittance of the RMB60,000,000 to Shuaiyi Founders within three months from the issue of the new business license. However, New Resources has obtained the approval of the relevant business bureau for the extension of the time to one year until December 1, 2009. On January 4, 2010, the relevant PRC regulatory agency further extended the payment due date to June 30, 2010. On July 12, 2010, the relevant PRC regulatory agency further extended the payment due date to December 31, 2010. As of June 30, 2010, New Resources had only paid $50,269 of the transfer price and, accordingly, the corresponding Subordinated Loan has not been drawn yet.

The acquisition payable due to the Shuaiyi Founders comprised:

	June 30	December 31
	2010	2009
	(Unaudited)
Ms. Lianyun Han, Chairperson, CEO and President of the Company	$5,984,014	$5,951,326
Ms. Nana Jiang, director of the Company	280,081	278,551
Mr. Chunming Zhang , director of the Company	353,414	351,484
Mr. Weihan Zhang, director of a subsidiary of the Company and the son of Ms. Lianyun Han	441,768	439,354
Family members of Ms. Lianyun Han	883,535	878,708
Ms. Yuehong Luan	411,727	409,478
Other Shuaiyi Founders	430,282	427,932
Total	$8,784,821	$8,736,833

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 19      RELATED PARTY TRANSACTIONS (CONTINUED)

(c)      Purchase of goods

For the six months ended June 30, 2010 and 2009, the Company purchased rice amounting to $Nil and $655,032, respectively, from Heilonjiang Shuaiyi Technology Development Co., Ltd. (“Shuaiyi Technology”). Shuaiyi Technology and the Company are under common control and management.

(d)      Lease of land

For the six months ended June 30, 2010 and 2009, the Company paid rental expense of $4,505 and $4,500 for land to Shuaiyi Technology.

NOTE 20      CONCENTRATION OF CREDIT RISK

As of June 30, 2010 and December 31, 2009, 100% of the Company’s cash included cash on hand and deposits in accounts maintained within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of bank failure. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts

For the six months ended June 30, 2010 and 2009, all of the Company’s sales arose in the PRC. In addition, all accounts receivable as of June 30, 2010 and December 31, 2009 also arose in the PRC.

Except for one customer who accounted for 40% of the Company’s revenue for the six months ended June 30, 2010, there was no other single customer who accounted for more than 10% of the Company’s revenue for either the six months ended June 30, 2010 or 2009.

As of June 30, 2010, five customers accounted for 29%, 19%, 14%, 13% and 12% of total accounts receivable of the Company. As of December 31, 2009, five customers accounted for 18%, 13%, 12%, 12% and 12% of accounts receivable of the Company. Except as disclosed, no other customer accounted for 10% or more of the Company’s accounts receivable as of June 30, 2010 or December 31, 2009.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 21      COMMITMENTS AND CONTINGENCIES

(a)      Operating leases

The Company has entered into tenancy agreements for the leases of an exhibition hall and land with a third party and a related company, Shuaiyi Technology (see 19(d)), respectively, for the purposes of the operation of its subsidiaries. The Company’s commitments for minimum lease payments under these operating leases for the next five years and thereafter as of June 30, 2010 are as follows:

(Unaudited)
Remainder of fiscal year ending December 31, 2010	$16,014
Fiscal year ending December 31, 2011	9,056
Fiscal year ending December 31, 2012	9,056
Fiscal year ending December 31, 2013	9,056
Fiscal year ending December 31, 2014	9,056
Thereafter	117,731
Total	$169,969

(b)      PRC employee costs

According to the prevailing laws and regulations of the PRC, the Company’s subsidiaries in the PRC are required to cover its employees with medical, retirement and unemployment insurance programs. Management believes that due to the transient nature of its employees, they do not need to provide all employees with such social insurances, and have not paid the social insurances for all employees.

In the event that any current or former employee files a complaint with the PRC government, the Company's subsidiaries may be subject to making up the social insurances as well as administrative fines. As the Company believes that these fines would not be material, no provision has been made in this regard.

(c)      Transfer price for equity interest in Heilongjiang Shuaiyi

On July 28, 2008, the Company’s subsidiary, New Resources entered into an equity transfer agreement with the Shuaiyi Founders to acquire all of their equity interests in Heilongjiang Shuaiyi for RMB60,000,000 (approximately $8.8 million). A new business license was issued to Heilongjiang Shuaiyi on December 1, 2008. According to PRC merger and acquisition rules, the equity interest transfer price should be paid in full within three months commencing from the issuance of the new business license to Heilongjiang Shuaiyi. If the transfer price is not paid by this date, the Company may apply to the relevant PRC business bureau for an extension of up to one year from the date of the issuance of the license; provided, however, that 60% of the transfer price will be required to be paid within six months from such date. However, if the Company is unable to make the payment for the transfer price by the March 1, 2009 or extended deadline and the relevant PRC business bureau does not grant the Company additional time to make the payment, the Company may be subject to fines or penalties imposed by the PRC business bureau. In addition, the Company may not be permitted to exercise any decision-making rights as a shareholder in Heilongjiang Shuaiyi or to consolidate Heilongjiang Shuaiyi's financial results into the Company’s financial statements.

On March 10, 2009, New Resources obtained the approval from the relevant PRC business bureau for the extension of time allowed for the payment of the transfer price to one year until December 1, 2009. On January 4, 2010, the relevant PRC regulatory agency further extended the payment due date to June 30, 2010. On July 12, 2010, the relevant PRC regulatory agency further extended the payment due date to December 31, 2010. The Company has engaged financial advisors with a view to raising additional capital for the Company. The Company believes that it will be able to make the payment for the transfer price within the time allowed by the relevant PRC business bureau and therefore has not accrued any amount related to this contingency. However, there can be no assurance that the Company will be successful in raising sufficient capital for the purpose of the payment of the transfer price to the Shuaiyi Founders.

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 22      SEGMENT INFORMATION

The Company operates in two business segments identified by product, “Chinese Golden Grass” and “other agricultural products”. The Chinese Golden Grass segment consists of the growing and sales of Chinese Golden Grass, which business is conducted through the Company’s subsidiary, Daqing Shuaiyi. The other agricultural products segment consists of the sales of rice, flour and silage corn etc, agricultural products which business is mainly conducted through the Company’s subsidiary, Harbin Shuaiyi.

Throughout the six months ended June 30, 2010 and 2009, all of the Company’s operations were carried out in one geographical segment - China.

The Company’s segment revenue and results for the six months ended June 30, 2010 and 2009 are as follows:

		Other
	Chinese	Agricultural	Corporate
Six months ended June 30, 2010	Golden Grass	Products	unallocated	Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Segment revenue from external customers	$9,308,592	$917,955	$-	$10,226,547

Segment profit (loss)	$7,394,331	$73,025	$(385,269)	$7,082,087
Income from operations before income taxes				$7,082,087

Segment assets	$34,130,009	$1,173,790	$11,268,952	$46,572,751
Total assets				$46,572,751
Other segment information:
Depreciation and amortization	$501,293	$2,890	$1,942	$506,125
Expenditure for segment assets	$7,956	$-	$290	$8,246

		Other
	Chinese	Agricultural	Corporate
Six months ended June 30, 2009	Golden Grass	Products	unallocated	Consolidated

Segment revenue from external customers	$5,439,084	$2,543,955	$-	$7,983,039

Segment profit (loss)	$3,848,617	$558,983	$(166,415)	$4,241,185
Income from operations before income taxes				$4,241,185

Segment assets	$24,955,981	$1,097,455	$2,392,756	$28,446,192
Total assets				$28,446,192

Other segment information:
Depreciation and amortization	$499,571	$3,926	$1,375	$504,872
Expenditure for segment assets	$-	$-	$-	$-

NUTRASTAR INTERNATIONAL INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 22      SEGMENT INFORMATION (CONTINUED)

		Other
	Chinese	Agricultural	Corporate
Three months ended June 30, 2010	Golden Grass	Products	unallocated	Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Segment revenue from external customers	$5,043,549	$414,603	$-	$5,458,152

Segment profit (loss)	$4,094,283	$24,772	$(180,850)	$3,938,205
Income from operations before income taxes				$3,938,205

Segment assets	$34,130,009	$1,173,790	$11,268,952	$46,572,751
Total assets				$46,572,751

Other segment information:
Depreciation and amortization	$250,830	$1,430	$973	$253,233
Expenditure for segment assets	$3,430	$-	$-	$3,430

		Other
	Chinese	Agricultural	Corporate
Three months ended June 30, 2009	Golden Grass	Products	unallocated	Consolidated

Segment revenue from external customers	$2,538,083	$801,679	$-	$3,339,762

Segment profit (loss)	$1,779,350	$62,597	$(87,520)	$1,754,427
Income from operations before income taxes				$1,754,427

Segment assets	$24,955,981	$1,097,455	$2,392,756	$28,446,192
Total assets				$28,446,192

Other segment information:
Depreciation and amortization	$249,694	$1,963	$688	$252,345
Expenditure for segment assets	$-	$-	$-	$-